As filed with the U.S. Securities and Exchange Commission

on April 23, 2013

1933 Act File No. 333-125838
1940 Act File No. 811-21777

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. [  ]
POST-EFFECTIVE AMENDMENT NO. 50
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒
AMENDMENT NO. 52
(CHECK APPROPRIATE BOX OR BOXES)

JOHN HANCOCK FUNDS III
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE
(617) 663-2999

THOMAS M. KINZLER, ESQ.
601 CONGRESS STREET
BOSTON, MASSACHUSETTS 02210-2805
(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF COMMUNICATIONS TO:

MARK P. GOSHKO, ESQ.

K & L GATES LLP
ONE LINCOLN STREET
BOSTON, MASSACHUSETTS 02111-2950

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☐ on (date) pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☑ on July 1, 2013 pursuant to paragraph (a)(1) of Rule 485
☐ 75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Class R1, R3, R4 and R5 shares of Disciplined Value Mid Cap Fund and Class R2, R4 and R6 shares of International Value Equity Fund. No information contained herein is intended to amend or supersede any prior filing relating to any other series or class of the Registrant.

John Hancock

International Value Equity Fund

PROSPECTUS 7–1–13

Class R2: -- Class R4: --

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

An International Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

2	International Value Equity Fund

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

5	Principal investment strategies

5	Principal risks of investing

7	Who’s who

9	Financial highlights

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

10	Who can buy shares

10	Class cost structure

11	Opening an account

11	Information for plan participants

11	Transaction policies

13	Dividends and account policies

14	Additional investor services

For more information   See back cover

Fund summary

John Hancock

International Value Equity Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R2	Class R4
Maximum front-end sales charge (load) on purchases as a % of purchase price	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R2	Class R4
Management fee	0.88	0.88
Distribution and service (12b-1) fees	0.25	0.15	[1]
Other expenses[2]	0.57	0.42
Service plan fee	0.25	0.10
Additional expenses	0.32	0.32
Total annual fund operating expenses	1.70	1.45
Contractual expense reimbursement[3]	–0.02	–0.02
Total annual fund operating expenses after reimbursements	1.68	1.43

1	The fund’s distributor has contractually agreed to waive 0.10% of 12b-1 fees of Class R4 shares. The current expense limitation agreement will remain in effect through June 30, 2014, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at the time. Excluding this waiver would result in a 12b-1 fee of 0.25%.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class R2 and Class R4 shares.

3	The advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund’s total operating expenses at 1.68% and 1.43% for Class R2 and Class R4 shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will remain in effect through June 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R2	Class R4
1 Year	171	146
3 Years	534	478
5 Years	921	833
10 Years	2,007	1,835

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was [21]% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase.

2   International Value Equity Fund – Fund summary

To ensure adequate diversification, the fund spreads its investments across many different regions around the world. The subadvisor assigns country weightings based on the fund’s benchmark, the MSCI World ex-USA Index. Within each country, the subadvisor identifies attractively valued companies and chooses stocks based on the strategy described below. The portfolio managers of the fund are “value” investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the subadvisor focuses on stock selection rather than country allocation. The fund’s country allocation rarely will be identical to the MSCI World ex-USA Index because the subadvisor usually will find better investment opportunities in some countries than in others.

In choosing stocks, the fund focuses on foreign companies that appear to be undervalued relative to the subadvisor’s view of their real worth or future prospects. The subadvisor uses a variety of resources, including computer models and fundamental research, to identify foreign stocks that it believes are favorably priced.

The fund may engage in derivative transactions that include futures contracts on indexes and foreign currency forward contracts, in each case for the purposes of reducing risk and/or enhancing investment.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance, or by calling 1-888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern Time, on most business days.

Calendar year total returns Calendar year total returns are shown only for Class R2 shares and would be different for other share classes.

Average annual total returns Performance of a broad-based market index is included for comparison. The MSCI World-ex USA Value Index shows how the fund’s performance compares against the returns of similar investments.

International Value Equity Fund – Fund summary   3

After-tax returns These are shown only for Class R2 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

The performance information shown below for periods prior to February 14, 2011 reflects the historical performance of Optique International Value Fund, which was reorganized into the fund on February 11, 2011. Because Class R2 and Class R4 shares of the fund had not commenced operations prior to the date of this prospectus, the returns shown are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 and Class R4 shares, as applicable.

[To be updated by Amendment]

Calendar year total returns — Class R2 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 2.62%.

Best quarter: Q3 ’09, 29.40%

Worst quarter: Q4 ’08, –22.33%

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class R2 before tax	17.50	–1.86	8.45
After tax on distributions	16.43	–4.59	6.21
After tax on distributions, with sale	11.37	–3.14	6.42
Class R4 before tax	17.79	–1.62	8.72
MSCI World ex-USA Index (gross of foreign withholding taxes on dividends)	–7.66	–3.04	4.92
MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends)	–7.24	–4.09	5.34

Investment management

Investment advisor John Hancock Investment Management Services, LLC

Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Edward T. Maraccini, CFA	Margaret McKay, CFA	Wendell L. Perkins, CFA
Portfolio manager	Portfolio manager	Portfolio manager

Managed predecessor fund since 2007	Managed predecessor fund since 2001	Managed predecessor fund since inception

Purchase and sale of fund shares

There are no minimum, initial or subsequent investment requirements for Class R2 or Class R4 shares. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4   International Value Equity Fund – Fund summary

Fund details

Principal investment strategies

The fund’s investment objective is to seek long-term capital appreciation. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

In seeking this investment objective, the fund focuses on foreign companies that appear to be undervalued relative to the subadvisor’s view of their real worth or future prospects. The subadvisor uses a variety of resources, including computer models and fundamental research, to identify foreign stocks that it believes are favorably priced. Specifically, the subadvisor looks for non-U.S. companies that have some or all of the following attributes:

•	Positive free cash flow

•	Corporate restructuring or management changes

•	Increasing market share or new product development

•	Inexpensive (i.e., low valuation) relative to their industry sector

•	Relatively flat or increasing earnings estimate revisions

•	Sufficient analysts’ coverage and liquidity

•	Other evidence of positive catalysts for change

While the subadvisor intends to fully invest the fund’s assets at all times in accordance with the above-mentioned strategies, the fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The subadvisor will determine when market conditions warrant temporary defensive measures.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or

International Value Equity Fund – Fund details   5

by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments.

For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

•	Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

•	Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Medium company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with

6   International Value Equity Fund – Fund details

medium market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

Investment advisor

Manages the fund’s business and investment activities.

John Hancock Investment Management Services, LLC

601 Congress Street

Boston, MA 02210-2805

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. As of March 31, 2013, the advisor had total assets under management of approximately $139.7 billion.

The advisor does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination and replacement. In this connection, the advisor: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadvisor and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the fund’s current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets	Annual Rate
First $100 million	0.900%
Next $900 million	0.875%
Next $1billion	0.850%
Next $1 billion	0.825%
Next $1 billion	0.800%
Excess over $4 billion	0.775%

During its most recent fiscal year, the fund paid the advisor a management fee equal to an annual rate of [0.88]% of net assets. Out of these fees, the advisor in turn pays the fees of the subadvisor.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s September 30, 2012 semiannual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadvisor

Handles the fund’s day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

101 Huntington Avenue
Boston, MA 02199

John Hancock Asset Management a division of Manulife Asset Management (US) LLC, provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of March 31, 2013, had total assets under management of approximately $146 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Edward T. Maraccini, CFA

•	Portfolio manager

•	Managed predecessor fund since 2007

•	Senior portfolio manager and chief compliance officer, Optique Capital Management, Inc. (2001–2010)

•	Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2011

•	Began business career in 1995

Margaret McKay, CFA

•	Portfolio manager

•	Managed predecessor fund since 2001

•	Senior portfolio manager, Optique Capital Management, Inc. (2000–2010)

•	Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2011

•	Began business career in 1992

International Value Equity Fund – Fund details   7

Wendell L. Perkins, CFA

•	Portfolio manager

•	Managed predecessor fund since inception

•	Managing partner and chief investment officer, Optique Capital Management, Inc. (1994–2010)

•	Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2011

•	Began business career in 1985

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC

601 Congress Street

Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.

P.O. Box 55913

Boston, MA 02205-5913

8   International Value Equity Fund – Fund details

Financial highlights

The financial highlights table below for the fund is intended to help investors understand the financial performance of the fund since inception. Because Class R2 and Class R4 shares of the fund had not commenced operations as of the date of this prospectus, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each year. Because Class R2 and Class R4 shares have different expenses than Class A shares, financial highlights for Class R2 and Class R4 shares would have differed.

The financial statements of the fund as of March 31, 2012 have been audited by [                    ], the fund’s independent registered public accounting firm. The report of [      ], along with the fund’s financial statements have been incorporated by reference into the SAI. A copy of the fund’s most recent annual report is available upon request.

[To be updated by Amendment]

International Value Equity Fund Class A Shares

Per share operating performance	Period ended	3-31-13	3-31-12	3-31-11[1]
Net asset value, beginning of period
Net investment income[2]
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions
From net investment income
From net realized gain
Total distributions
Contribution from adviser
Net asset value, end of period
Total return (%)

Ratios and supplemental data
Net assets, end of period (in millions)
Ratios (as a percentage of average net assets):
Expenses before reductions
Expenses net of fee waivers and credits
Net investment income
Portfolio turnover (%)

9 Portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

International Value Equity Fund – Fund details   9

Your account

Who can buy shares

Class R2 and Class R4 shares are available to certain types of investors, as noted below:

•	Qualified tuition programs under Section 529 (529 Plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates.

•	Retirement plans, including pension, profit sharing and other plans qualified under Section 401(a) or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

•	Retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

Except as noted above, Class R2 and Class R4 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

Class R2 and Class R4 shares of the fund are sold without any front-end or deferred sales charges. Class R2 and Class R4 shares has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares.

Class R2

•	Distribution and service (Rule 12b-1) fees of 0.25%

Class R4

•	Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through June 30, 2014)

In addition to the Rule 12b-1 plan, the fund has adopted service plans for Class R2 and Class R4 shares, which authorize the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R2 shares and 0.10% for Class R4 shares.

The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Rule 12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

10   International Value Equity Fund – Your account

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R2 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R2 or Class R4 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or recordkeeper. There is no minimum initial investment to purchase Class R2 or Class R4 shares.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances. Equity securities are generally valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. Securities not traded on a particular day are valued at the closing bid prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Debt securities with remaining maturities of one year or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price. Shares of other open-end investment companies (underlying funds) are valued based on the NAVs of those underlying funds.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund’s investment in an underlying fund, which (as noted above) is valued at the underlying fund’s NAV, the prospectus for such

International Value Equity Fund – Your account   11

underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges

You may exchange Class R2 or Class R4 shares of one John Hancock fund for Class R2 or Class R4 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back to Class R2 or Class R4 shares.

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the

12   International Value Equity Fund – Your account

fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15, by your plan’s recordkeeper.

Dividends

The fund typically declares and pays income dividends and capital gains, if any, at least annually.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some

International Value Equity Fund – Your account   13

dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

14   International Value Equity Fund – Your account

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail: John Hancock Signature Services, Inc.

 P.O. Box 55913

 Boston, MA 02205-5913

By phone: 1-888-972-8696

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required): Public Reference Section

                                                           Securities and Exchange Commission

                                                           Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, DC
For access to the Reference Room call 1-202-551-8090.

© 2013 JOHN HANCOCK FUNDS, LLC 366R2R4PN 7-1-13 SEC file number: 811-21777

John Hancock Funds, LLC

MEMBER FINRA | SIPC

601 Congress Street

Boston, MA 02210-2805

1-800-225-5291

1-800-554-6713 TDD

www.jhfunds.com

www.jhfunds.com/edelivery

John Hancock

International Value Equity Fund

➢ Class R6: --

Prospectus

7–1–13

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

An International Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

2	International Value Equity Fund

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

5	Principal investment strategies

5	Principal risks of investing

7	Who’s who

9	Financial highlights

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

10	Who can buy shares

10	Opening an account

11	Buying shares

12	Selling shares

14	Transaction policies

16	Dividends and account policies

17	Additional investor services

For more information    See back cover

Fund summary

John Hancock

International Value Equity Fund

Investment objective

To seek long-term capital appreciation.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R6
Maximum front-end sales charge (load) on purchases as a % of purchase price	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R6
Management fee	0.88
Other expenses[1]	0.32
Total annual fund operating expenses	1.20
Contractual expense reimbursement[2]	–0.10
Total annual fund operating expense after expense reimbursements	1.10

1	“Other expenses” have been estimated for the first year of operations of the fund’s Class R6 shares.

2	The advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund’s total operating expenses at 1.10% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will remain in effect through June 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R6
1 Year	112
3 Years	371
5 Years	650
10 Years	1,446

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal investment strategies

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of foreign companies having a market capitalization of $2 billion or more at the time of purchase.

To ensure adequate diversification, the fund spreads its investments across many different regions around the world. The subadvisor assigns country weightings based on the fund’s benchmark, the Morgan Stanley Capital International (MSCI) World ex-USA Index. Within each country, the subadvisor identifies attractively valued companies and chooses stocks based on the strategy described below. The portfolio managers of the fund are “value” investors, meaning they purchase common stocks at prices which are relatively low in relation to their earnings or other fundamental measures, such as book value. In attempting to outperform the MSCI World ex-USA Index, the subadvisor focuses on stock selection rather than

2   International Value Equity Fund – Fund summary

country allocation. The fund’s country allocation rarely will be identical to the MSCI World ex-USA Index because the subadvisor usually will find better investment opportunities in some countries than in others.

In choosing stocks, the fund focuses on foreign companies that appear to be undervalued relative to the subadvisor’s view of their real worth or future prospects. The subadvisor uses a variety of resources, including computer models and fundamental research, to identify foreign stocks that it believes are favorably priced.

The fund may engage in derivative transactions that include futures contracts on indexes and foreign currency forward contracts, in each case for the purposes of reducing risk and/or enhancing investment.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives and other strategic transactions risk Hedging and other strategic transactions may increase the volatility of a fund and, if the transaction is not successful, could result in a significant loss to a fund. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/InstitutionalPerformance, or by calling 1-888-972-8696 between 8:30 A.M. and 5:00 P.M., Eastern Time, on most business days.

Average annual total returns Performance of a broad-based market index is included for comparison. The MSCI World-ex USA Value Index shows how the fund’s performance compares against the returns of similar investments.

After-tax returns They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

MSCI World ex-USA Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America.

International Value Equity Fund – Fund summary   3

MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States of America, that have higher than average value characteristics.

The performance information shown below for periods prior to February 14, 2011 reflects the historical performance of Optique International Value Fund, which was reorganized into the fund on February 11, 2011. Because Class R6 shares of the fund had not commenced operations prior to the date of this prospectus, the returns shown are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

[To be updated by Amendment]

Calendar year total returns — Class R6 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 2.75%.

Best quarter: Q3 ’09, 29.55%

Worst quarter: Q4 ’08, –22.23%

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class R6 before tax	–12.82	–3.39	6.67
After tax on distributions	–13.01	–6.44	4.52
After tax on distributions, with sale	–8.08	–4.12	4.98
MSCI World ex-USA Index (gross of foreign withholding taxes on dividends)	–7.66	–3.04	4.92
MSCI World ex-USA Value Index (gross of foreign withholding taxes on dividends)	–7.24	–4.09	5.34

Investment management

Investment advisor John Hancock Investment Management Services, LLC

Subadvisor John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Portfolio management

Edward T. Maraccini, CFA	Margaret McKay, CFA	Wendell L. Perkins, CFA
Portfolio manager	Portfolio manager	Portfolio manager

Managed predecessor fund since 2007	Managed predecessor fund since 2001	Managed predecessor fund since inception

Purchase and sale of fund shares

The minimum initial investment requirement for Class R6 shares of the fund is $1 million for all investors other than qualified plan investors. There is no minimum initial investment for such qualified plan investors. There are no subsequent investment requirements. You may redeem shares of the fund on any business day by mail: Mutual Fund Operations, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913; or for most account types through our Web site: www.jhfunds.com or by telephone: 1-888-972-8696.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

4   International Value Equity Fund – Fund summary

Fund details

Principal investment strategies

The fund’s investment objective is to seek long-term capital appreciation. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

In seeking this investment objective, the fund focuses on foreign companies that appear to be undervalued relative to the subadvisor’s view of their real worth or future prospects. The subadvisor uses a variety of resources, including computer models and fundamental research, to identify foreign stocks that it believes are favorably priced. Specifically, the subadvisor looks for non-U.S. companies that have some or all of the following attributes:

•	Positive free cash flow

•	Corporate restructuring or management changes

•	Increasing market share or new product development

•	Inexpensive (i.e., low valuation) relative to their industry sector

•	Relatively flat or increasing earnings estimate revisions

•	Sufficient analysts’ coverage and liquidity

•	Other evidence of positive catalysts for change

While the subadvisor intends to fully invest the fund’s assets at all times in accordance with the above-mentioned strategies, the fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The subadvisor will determine when market conditions warrant temporary defensive measures.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or

International Value Equity Fund – Fund details   5

by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Hedging, derivatives and other strategic transactions risk

The ability of a fund to utilize hedging, derivatives and other strategic transactions successfully will depend in part on its subadvisor’s ability to predict pertinent market movements and market risk, counterparty risk, credit risk, interest-rate risk and other risk factors, none of which can be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select a fund’s securities. Even if the subadvisor only uses hedging and other strategic transactions in a fund primarily for hedging purposes or to gain exposure to a particular securities market, if the transaction is not successful, it could result in a significant loss to a fund. The amount of loss could be more than the principal amount invested. These transactions may also increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risks assumed, thereby magnifying the impact of any resulting gain or loss. For example, the potential loss from the use of futures can exceed a fund’s initial investment in such contracts. In addition, these transactions could result in a loss to a fund if the counterparty to the transaction does not perform as promised.

A fund may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. A fund may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. Derivatives may be used in a way to efficiently adjust the exposure of a fund to various securities, markets and currencies without a fund actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. Further, since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a fund uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, a fund may segregate assets determined to be liquid or, as permitted by applicable regulation, enter into certain offsetting positions to cover its obligations under derivative instruments.

For a description of the various derivative instruments the fund may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes a fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party’s consent to assign the transaction to a third party. If the counterparty defaults, the fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadvisor intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent a fund contracts with a limited number of counterparties, the fund’s risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the fund. Derivatives also are subject to a number of other risks, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indexes they are designed to hedge or closely track. Suitable derivatives transactions may not be available in all circumstances. The fund is also subject to the risk that the counterparty closes out the derivatives transactions upon the occurrence of certain triggering events. In addition, a subadvisor may determine not to use derivatives to hedge or otherwise reduce risk exposure. A detailed discussion of various hedging and other strategic transactions appears in the SAI. The following is a list of certain derivatives and other strategic transactions in which the fund may invest and the main risks associated with each of them:

•	Foreign currency forward contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), foreign currency risk and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

•	Futures contracts Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions) and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Medium company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with

6   International Value Equity Fund – Fund details

medium market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

Investment advisor

Manages the fund’s business and investment activities.

John Hancock Investment Management Services, LLC

601 Congress Street

Boston, MA 02210-2805

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. As of March 31, 2013, the advisor had total assets under management of approximately $139.7 billion.

The advisor does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination and replacement. In this connection, the advisor: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadvisor and (iii) reports periodically on such performance to the Board of Trustees.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the fund’s current value of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

Average Daily Net Assets	Annual Rate
First $100 million	0.900%
Next $900 million	0.875%
Next $1billion	0.850%
Next $1 billion	0.825%
Next $1 billion	0.800%
Excess over $4 billion	0.775%

During its most recent fiscal year, the fund paid the investment advisor a management fee equal to an annual rate of [0.88]% of net assets. Out of these fees, the investment advisor in turn pays the fees of the subadvisor.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s September 30, 2012 semiannual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadvisor

Handles the fund’s day-to-day portfolio management.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

101 Huntington Avenue

Boston, MA 02199

John Hancock Asset Management a division of Manulife Asset Management (US) LLC, provides investment advisory services to individual and institutional investors. John Hancock Asset Management a division of Manulife Asset Management (US) LLC is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (a subsidiary of Manulife Financial Corporation) and, as of March 31, 2013, had total assets under management of approximately $146 billion.

Following are brief biographical profiles of the leaders of the fund’s investment management team, in alphabetical order. These managers share portfolio management responsibilities. For more details about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Edward T. Maraccini, CFA

•	Portfolio manager

•	Managed predecessor fund since 2007

•	Senior portfolio manager and chief compliance officer, Optique Capital Management, Inc. (2001–2010)

•	Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2011

•	Began business career in 1995

Margaret McKay, CFA

•	Portfolio manager

•	Managed predecessor fund since 2001

•	Senior portfolio manager, Optique Capital Management, Inc. (2000–2010)

•	Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2011

•	Began business career in 1992

International Value Equity Fund – Fund details   7

Wendell L. Perkins, CFA

•	Portfolio manager

•	Managed predecessor fund since inception

•	Managing partner and chief investment officer, Optique Capital Management, Inc. (1994–2010)

•	Joined John Hancock Asset Management a division of Manulife Asset Management (US) LLC in 2011

•	Began business career in 1985

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC

601 Congress Street

Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.

P.O. Box 55913

Boston, MA 02205-5913

8   International Value Equity Fund – Fund details

Financial highlights

The financial highlights table below for the fund is intended to help investors understand the financial performance of the fund since inception. Because Class R6 shares of the fund had not commenced operations as of the date of this prospectus, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each year. Because Class R6 shares have different expenses than Class A shares, financial highlights for Class R6 shares would have differed.

The financial statements of the fund as of March 31, 2012 have been audited by [                         ], the fund’s independent registered public accounting firm. The report of [      ], along with the fund’s financial statements, have been incorporated by reference into the SAI. A copy of the fund’s most recent annual report is available upon request.

[To be updated by Amendment]

International Value Equity Fund Class A Shares

Per share operating performance	Period ended	3-31-13	3-31-12	3-31-11[1]
Net asset value, beginning of period
Net investment income[2]
Net realized and unrealized gain (loss) on investments
Total from investment operations
Less distributions
From net investment income
From net realized gain
Total distributions
Contribution from adviser
Net asset value, end of period
Total return (%)

Ratios and supplemental data
Net assets, end of period (in millions)
Ratios (as a percentage of average net assets):
Expenses before reductions
Expenses net of fee waivers and credits
Net investment income
Portfolio turnover (%)

9 Portfolio turnover is shown for the period from 11-1-10 to 3-31-11.

International Value Equity Fund – Fund details 9

Your account

Who can buy shares

Class R6 shares are offered without any sales charge and are generally made available to the following types of investors if they also meet the minimum initial investment requirement for purchases of Class R6 shares. (See “Opening an account.”)

•	Qualified 401(a) plans (including 401(k) plans, Keogh plans, profit-sharing pension plans, money purchase pension plans, target benefit plans, defined benefit pension plans and Taft-Hartley multi-employer pension plans) (collectively, Qualified Plans)

•	Endowment funds and foundations

•	Any state, county or city, or its instrumentality, department, authority or agency

•	457 Plans, including 457(a) governmental entity plans and tax-exempt plans

•	Accounts registered to insurance companies, trust companies and bank trust departments

•	Investment companies, both affiliated and not affiliated with the advisor

•	Any entity that is considered a corporation for tax purposes, including corporate non-qualified deferred compensation plans of such corporations

•	Fund trustees and other individuals who are affiliated with the fund and other John Hancock funds

Class R6 shares may not be available through certain investment dealers.

The availability of Class R6 shares for Qualified Plan investors will depend upon the policies of your financial intermediary and/or the recordkeeper for your Qualified Plan.

Class R6 shares also are generally available only to Qualified Plan investors where plan level or omnibus accounts are held on the books of the fund.

Class R6 shares are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Class R6 shares are also not available to retail, advisory fee-based wrap programs or to advisor-sold donor-advised funds.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Payments to financial intermediaries

No dealer compensation is paid from fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the distributor’s efforts to promote the sale of the fund’s shares, sometimes referred to as “revenue sharing.” Neither the fund nor its affiliates make any type of administrative or service payments in connection with investments in Class R6 shares.

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Determine how much you want to invest. The minimum initial investment is $1 million for all investors other than Qualified Plan investors. There is no minimum initial investment requirement for Qualified Plan investors that do not require the fund or its affiliates to pay any type of administrative payments.

4	All shareholders must complete the account application, carefully following the instructions. If you have any questions, please contact your financial representative or call John Hancock Signature Services, Inc. (Signature Services) at 1-888-972-8696.

5	Make your initial investment using the instructions on the next page.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

10	International Value Equity Fund – Your account

Buying shares

Opening an account	Adding to an account

By check

•       Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

•       Deliver the check and your completed application to your financial representative or mail them to Signature Services (address below).

•       Make out a check for the investment amount, payable to “John Hancock Signature Services, Inc.”

•       If your account statement has a detachable investment slip, please complete it in its entirety. If no slip is available, include a note specifying the fund name, your share class, your account number and the name(s) in which the account is registered.

•       Deliver the check and your investment slip or note to your financial representative, or mail them to Signature Services (address below).

By exchange

• Call your financial representative or Signature Services to request an exchange.

•       Log on to the Web site below to process exchanges between funds.

•       Call EASI-Line for account balance, fund inquiry and transaction processing on some account types.

•       You may exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

•       Call your financial representative or Signature Services to request an exchange.

By wire

•       Deliver your completed application to your financial representative or mail it to Signature Services.

•       Obtain your account number by calling your financial representative or Signature Services.

•       Obtain wiring instructions by calling Signature Services.

•       Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

•       Obtain wiring instructions by calling Signature Services.

•       Instruct your bank to wire the amount of your investment. Specify the fund name, the share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.

By phone

• See “By exchange” and “By wire.”

•       Verify that your bank or credit union is a member of the ACH system.

•       Complete the “To purchase, exchange or redeem shares via telephone” and “Bank information” sections on your account application.

•       Call EASI-Line for account balance, fund inquiry and transaction processing on some account types.

•       Call your financial representative or call Signature Services between 8:30 A.M. and 5:00 P.M. Eastern Time, on most business days.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-888-972-8696
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-597-1897
P.O. Box 55913	30 Dan Road
Boston, MA 02205-5913	Canton, MA 02021

International Value Equity Fund – Your account   11

Selling shares

To sell some or all of your shares

By letter

• Sales of any amount.

•       Write a letter of instruction or complete a stock power indicating the fund name, the share class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

•       Include all signatures and any additional documents that may be required (see next page).

•       Mail the materials to Signature Services (address below).

•       A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your letter of instruction.

•       Certain requests will require a Medallion Signature Guarantee. Please refer to “Selling shares in writing” on the next page.

By phone

Amounts up to $5 million:

•       Available to the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts and group retirement plans.

•       Call EASI-Line for account balance, general fund inquiry and transaction processing on some account types.

•       Redemption proceeds of up to $100,000 may be sent by wire or by check. A check will be mailed to the exact name(s) and address on the account.

•       To place your request with a representative at John Hancock, call Signature Services between 8:30 A.M. and 5:00 P.M., Eastern Time, on most business days, or your financial representative.

•       Redemption proceeds exceeding $100,000 will be wired to your designated bank account, unless a Medallion Signature Guaranteed letter is provided requesting payment by check. Please refer to “Selling shares in writing.”

By wire or electronic funds transfer (EFT)

• Requests by letter to sell any amount. • Qualified requests by phone to sell to $5 million (accounts with telephone redemption privileges).

•       To verify that the telephone redemption privilege is in place on an account, or to request the form to add it to an existing account, call Signature Services.

•       Amounts of $5 million or more will be wired on the next business day.

•       Amounts up to $100,000 may be sent by EFT or by check. Funds from EFT transactions are generally available by the second business day. Your bank may charge a fee for this service.

By exchange

• Sales of any amount.

•       Obtain a current prospectus for the fund into which you are exchanging by accessing the fund’s Web site by Internet, or by calling your financial representative or Signature Services.

•       Call EASI-Line for account balance, general fund inquiry and transaction processing on some account types.

•       You may only exchange Class R6 shares for other Class R6 shares or John Hancock Money Market Fund Class A shares.

•       Call your financial representative or Signature Services to request an exchange.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-888-972-8696
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-597-1897
P.O. Box 55913	30 Dan Road
Boston, MA 02205-5913	Canton, MA 02021

12   International Value Equity Fund – Your account

Selling shares in writing

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

•	your address of record has changed within the past 30 days;

•	you are selling more than $100,000 worth of shares and are requesting payment by check (this requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock);

•	you are selling more than $5 million worth of shares from the following types of accounts: custodial accounts held by banks, trust companies or broker-dealers; endowments and foundations; corporate accounts; group retirement plans; and pension accounts (excluding IRAs, 403(b) plans and all John Hancock custodial retirement accounts); or

•	you are requesting payment other than by a check mailed to the address/bank of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Medallion Signature Guarantee Program. Most broker-dealers, banks, credit unions and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

Seller	Requirements for written requests

Owners of individual, joint or UGMA/UTMA accounts (custodial accounts for minors)

•       Letter of instruction.

•       On the letter, the signatures and titles of all persons authorized to sign for the account, exactly as the account is registered.

•       Medallion Signature Guarantee, if applicable (see above).

Owners of corporate, sole proprietorship, general partner or association accounts	• Letter of instruction. • Corporate business/organization resolution, certified within the past 12 months, or a John Hancock business/organization certification form.
• On the letter and the resolution, the signature of the person(s) authorized to sign for the account. • Medallion Signature Guarantee, if applicable (see above).

Owners or trustees of trust accounts

•       Letter of instruction.

•       On the letter, the signature(s) of the trustee(s).

•       Copy of the trust document, certified within the past 12 months, or a John Hancock trust certification form.

•       Medallion Signature Guarantee, if applicable (see above).

Joint tenancy shareholders with rights of survivorship with deceased co-tenant(s)	• Letter of instruction signed by surviving tenant(s). • Copy of death certificate. • Medallion Signature Guarantee, if applicable (see above). • Inheritance tax waiver, if applicable.

Executors of shareholder estates

•       Letter of instruction signed by executor.

•       Copy of order appointing executor, certified within the past 12 months.

•       Medallion Signature Guarantee, if applicable (see above).

•       Inheritance tax waiver, if applicable.

Administrators, conservators, guardians and other sellers or account types not listed above	• Call Signature Services for instructions.

Regular mail	Express delivery	Web site	EASI-Line	Signature Services, Inc.
Mutual Fund Operations	Mutual Fund Operations	www.jhfunds.com	(24/7 automated service)	1-888-972-8696
John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.		1-800-597-1897
P.O. Box 55913	30 Dan Road
Boston, MA 02205-5913	Canton, MA 02021

International Value Equity Fund – Your account   13

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances. Equity securities are generally valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. Securities not traded on a particular day are valued at the closing bid prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Debt securities with remaining maturities of one year or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price. Shares of other open-end investment companies (underlying funds) are valued based on the NAVs of those underlying funds.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund’s investment in an underlying fund, which (as noted above) is valued at the underlying fund’s NAV, the prospectus for such underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Telephone transactions

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts in which names or mailing addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Exchanges

You may exchange Class R6 shares of one John Hancock fund for Class R6 shares of any other John Hancock fund or for John Hancock Money Market Fund Class A shares. The registration for both accounts involved must be identical. Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back to Class R6 shares.

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

14   International Value Equity Fund – Your account

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment

International Value Equity Fund – Your account   15

performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements as follows:

•	after every transaction (except a dividend reinvestment) that affects your account balance

•	after any changes of name or address of the registered owner(s)

•	in all other circumstances, every quarter

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15.

Dividends

The fund typically declares and pays income dividends and capital gains, if any, at least annually.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of dividends or capital gains distributions.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

16   International Value Equity Fund – Your account

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on

Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

International Value Equity Fund – Your account   17

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc.
P.O. Box 55913
Boston, MA 02205-5913

By phone: 1-888-972-8696

By TDD: 1-800-554-6713

By EASI-Line: 1-800-597-1897

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section
Securities and Exchange Commission Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, DC

For access to the Reference Room call 1-202-551-8090.

© 2013 JOHN HANCOCK FUNDS, LLC 366R6PN 7-1-13 SEC file number: 811-21777

John Hancock Funds, LLC

MEMBER FINRA | SIPC

601 Congress Street

Boston, MA 02210-2805

1-800-225-5291

1-800-554-6713 TDD

www. jhfunds.com

www. jhfunds.com/edelivery

John Hancock

Disciplined Value Mid Cap Fund

PROSPECTUS 7–1–13

Class R1: -- Class R4: --

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

2	Disciplined Value Mid Cap Fund

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

5	Principal investment strategies

5	Principal risks of investing

6	Who’s who

8	Financial highlights

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

9	Who can buy shares

9	Class cost structure

10	Opening an account

10	Information for plan participants

10	Transaction policies

12	Dividends and account policies

13	Additional investor services

For more information See back cover

Fund summary

John Hancock

Disciplined Value Mid Cap Fund

Investment objective

To seek long-term growth of capital with current income as a secondary objective.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R1	Class R4
Maximum front-end sales charge (load) on purchases as a % of purchase price	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R1	Class R4
Management fee	0.76	0.76
Distribution and service (12b-1) fees	0.50	0.15[1]
Other expenses[2]	15.36	0.27
Service plan fee	0.25	0.10
Additional expenses	15.11	0.17
Total annual fund operating expenses	16.62	1.18
Contractual expense reimbursement	0.00	0.03[3]
Total annual fund operating expenses after reimbursements	16.62	1.15

1	The fund’s distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement will remain in effect through June 30, 2014, unless renewed by mutual agreement of the fund and the distributor based upon a determination that this is appropriate under the circumstances at that time. Excluding this waiver would result in Rule 12b-1 fees of 0.25%.
2	“Other expenses” have been estimated for the first year of operations of the fund’s Class R1 and Class R4 shares.
3	The advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund to the extent necessary to maintain the fund’s total operating expenses at 1.15% for Class R4 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, acquired fund fees and expenses paid indirectly and short dividend expense. The current expense limitation agreement will remain in effect through June 30, 2014, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at the time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R1	Class R4
1 Year	1,565	117
3 Years	4,172	393
5 Years	6,208	690
10 Years	9,555	1,534

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

2 Disciplined Value Mid Cap Fund – Fund summary

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by the subadvisor as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values and with a market capitalization range, as of March 31, 2013, between [$124.0 million and $22.7 billion].

The subadvisor examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, and earnings growth and cash flow. The subadvisor selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The fund may also invest up to 20% of its total assets in foreign currency-denominated securities.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in initial public offerings of securities (IPOs). An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance, or by calling 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Calendar year total returns Calendar year total returns are shown only for Class R1 shares and would be different for other share classes.

Disciplined Value Mid Cap Fund – Fund summary 3

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Because Class R1 and Class R4 shares of the fund had not commenced operations prior to the date of this prospectus, the performance information shown below (through July 9, 2010) is based on the returns of the Robeco Boston Partners Mid Cap Value Fund’s (predecessor fund) Investor Class shares, first offered on June 2, 1997, and the returns of the fund’s Class A shares (from inception, July 12, 2010), which have been recalculated to apply the estimated fees and expenses of the fund’s Class R1 and Class R4 shares, as applicable.

[To be updated by Amendment]

Calendar year total returns — Class R1 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 8.24%.

Best quarter: Q2 ‘09, 15.19%

Worst quarter: Q4 ‘08, –24.81%

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class R1 before tax	–13.77	–10.60	–7.14
After tax on distributions	–13.83	–11.30	–8.57
After tax on distributions, with sale	–8.91	–8.80	–8.56
Class R4 before tax	0.55	4.38	8.38
Russell Midcap Value Index	–1.38	0.04	7.67

Investment management

Investment advisor John Hancock Investment Management Services, LLC

Subadvisor Robeco Investment Management, Inc.

Portfolio management

Joseph F. Feeney, Jr., CFA Co-portfolio manager Managed the fund and its predecessor since 2010	Steven L. Pollack, CFA Co-portfolio manager Managed the fund and its predecessor since 2000

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R1 and Class R4 shares of the fund. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4 Disciplined Value Mid Cap Fund – Fund summary

Fund details

Principal investment strategies

The fund’s investment objective is to seek long-term growth of capital with current income as a secondary objective. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

The fund may lend its securities so long as such loans do not represent more than 33 1⁄3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least [100]% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

In general, the fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the fund is limited to investing a maximum of 25% of its total assets in any one industry.

Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

While the subadvisor intends to fully invest the fund’s assets at all times in accordance with the above-mentioned policies, the fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The subadvisor will determine when market conditions warrant temporary defensive measures.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets,

Disciplined Value Mid Cap Fund – Fund details 5

actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

Investment advisor

Manages the fund’s business and investment activities.

John Hancock Investment Management Services, LLC

601 Congress Street

Boston, MA 02210-2805

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. As of March 31, 2013, the advisor had total assets under management of approximately $139.7 billion.

The advisor does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination and replacement. In this connection, the advisor: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadvisor and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to Board approval, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

6 Disciplined Value Mid Cap Fund – Fund details

Average Daily Net Assets	Annual Rate
First $500 million	0.800%
Next $500 million	0.775%
Next $500 million	0.750%
Next $1 billion	0.725%
Excess over $2.5 billion	0.700%

During its most recent fiscal year, the fund paid the investment advisor a management fee equal to an annual rate of [0.76]% of net assets.

Out of these fees, the investment advisor in turn pays the fees of the subadvisor.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s September 30, 2012 semiannual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadvisor

Handles the fund’s day-to-day portfolio management.

Robeco Investment Management, Inc.

909 Third Avenue

New York, NY 10022

Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. As of March 31, 2013, Robeco had approximately [   ] billion in assets under management.

Below are brief biographical profiles of the fund’s portfolio managers, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Joseph F. Feeney, Jr., CFA

•	Co-portfolio manager
•	Managed the fund and its predecessor since 2010
•	Chief executive officer and chief investment officer of Robeco
•	Joined Robeco in 1995
•	Began investment career in 1985

Steven L. Pollack, CFA

•	Co-portfolio manager
•	Managed the fund and its predecessor since 2000
•	Senior portfolio manager at Robeco
•	Joined Robeco in 2000
•	Began investment career in 1984

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC

601 Congress Street

Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.

P.O. Box 55913

Boston, MA 02205-5913

Disciplined Value Mid Cap Fund – Fund details 7

Financial highlights

The financial highlights table below for the fund is intended to help investors understand the financial performance of the fund since inception. Because Class R1 and Class R4 shares of the fund had not commenced operations as of the date of this prospectus, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each year. Because Class R1 and Class R4 shares have different expenses than Class A shares, financial highlights for Class R1 and Class R4 shares would have differed.

The financial statements of the fund as of March 31, 2013 have been audited by [                                                        ], the fund’s independent registered public accounting firm. The report of [    ], along with the fund’s financial statements have been incorporated by reference into the SAI. A copy of the fund’s most recent annual report is available upon request.

[To be updated by Amendment]

Disciplined Value Mid Cap Fund Class A Shares
Per share operating performance	Period ended	3-31-12	3-31-11[1]		8-31-10[2]	8-31-09[3]	8-31-08[3]	8-31-07[3]
Net asset value, beginning of period		$11.98	$8.66		$8.10	$9.08	$11.16	$12.81
Net investment income[4]		0.04	0.01		0.01 [5]	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments		0.42	3.32		0.60	(0.98)[6]	(0.74)	2.39
Total from investment operations		0.46	3.33		0.61	(0.91)	(0.68)	2.41
Less distributions
From net investment income		—	(0.01)		(0.05)	(0.07)	(0.04)	—
From net realized gain		(0.03)	—		—	— [7]	(1.36)	(4.06)
Total distributions		(0.03)	(0.01)		(0.05)	(0.07)	(1.40)	(4.06)
Net asset value, end of period		$12.41	$11.98		$8.66	$8.10	$9.08	$11.16
Total return[8,9] (%)		3.92	38.47	[10]	7.54	(9.79)[6]	(6.62)	21.02

Ratios and supplemental data
Net assets, end of period (in millions)		$517	$171		$75	$14	$17	$13
Ratios (as a percentage of average net assets):
Expenses before reductions		1.33	1.35	[11]	1.56	1.93	1.73	1.73
Expenses net of fee waivers and credits		1.29	1.25	[11]	1.25	1.25	1.25	1.25
Net investment income		0.32	0.10	[11]	0.09	1.09	0.55	0.14
Portfolio turnover (%)		41	27		38	58	64	89

1	For the seven-month period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
2	After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
3	Audited by previous independent registered public accounting firm.
4	Based on the average daily shares outstanding.
5	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
6	In 2009, the investment adviser fully reimbursed the fund for a loss on a transaction not meeting the fund’s investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.
7	Less than $0.01 per share.
8	Total returns would have been lower had certain expenses not been reduced during the periods shown.
9	Does not reflect the effect of sales charges, if any.
10	Not annualized.
11	Annualized.

8 Disciplined Value Mid Cap Fund – Fund details

Your account

Who can buy shares

Class R1 and Class R4 shares are available to the following investors:

•	Qualified tuition programs under Section 529 (529 Plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates.

•	Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a), or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

•	Retirement Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

Except as noted above, Class R1 and Class R4 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

Class R1 and Class R4 shares of the fund are sold without any front-end or deferred sales charges. Each of Class R1 and Class R4 has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares.

Class R1

•	Distribution and service (Rule 12b-1) fees of 0.50%

Class R4

•	Distribution and service (Rule 12b-1) fees of 0.15% (under the Rule 12b-1 plan, the distributor has the ability to collect 0.25%; however, the distributor has contractually agreed to waive 0.10% of these fees through June 30, 2014)

In addition to the Rule 12b-1 plan, the fund has adopted a service plan for Class R1 and Class R4 shares which authorizes the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.25% for Class R1 shares and is up to 0.10% for Class R4 shares.

The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Rule 12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Disciplined Value Mid Cap Fund – Your account 9

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R1 or Class R4 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R1 or Class R4 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or recordkeeper. There is no minimum initial investment to purchase Class R1 or Class R4 shares.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances. Equity securities are generally valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. Securities not traded on a particular day are valued at the closing bid prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Debt securities with remaining maturities of one year or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price. Shares of other open-end investment companies (underlying funds) are valued based on the NAVs of those underlying funds.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund’s investment in an underlying fund, which (as noted above) is valued at the underlying fund’s NAV, the prospectus for such

10 Disciplined Value Mid Cap Fund – Your account

underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges

You may exchange your Class R1 or Class R4 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class R1 or Class R4 shares.

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or

Disciplined Value Mid Cap Fund – Your account 11

other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment perfor-mance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15, by your plan’s recordkeeper.

Dividends

The fund typically declares and pays income dividends and capital gains, if any, at least annually.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are

12 Disciplined Value Mid Cap Fund – Your account

short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Disciplined Value Mid Cap Fund – Your account 13

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc.
PO Box 55913
Boston, MA 02205-5913

By phone: 1-888-972-8696

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, DC

For access to the Reference Room call 1-202-551-8090.

© 2013 JOHN HANCOCK FUNDS, LLC 363R1R4PN 7-1-13 SEC file number: 811-21777

John Hancock Funds, LLC

MEMBER FINRA | SIPC

601 Congress Street

Boston, MA 02210-2805

1-800-225-5291

1-800-554-6713 TDD

www.jhfunds.com

www.jhfunds.com/edelivery

John Hancock

Disciplined Value Mid Cap Fund

PROSPECTUS 7–1–13

Class R3: -- Class R5: --

The information in this prospectus is incomplete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities, and we are not soliciting to buy these securities in any state where the offer or sale is not permitted.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

A Domestic Equity Fund

Fund summary

The summary section is a concise look at the investment objective, fees and expenses, principal investment strategies, principal risks, past performance and investment management.

2	Disciplined Value Mid Cap Fund

Fund details

More about topics covered in the summary section, including descriptions of the investment strategies and various risk factors that investors should understand before investing.

5	Principal investment strategies

5	Principal risks of investing

6	Who’s who

8	Financial highlights

Your account

How to place an order to buy, sell or exchange shares, as well as information about the business policies and any distributions that may be paid.

9	Who can buy shares

9	Class cost structure

10	Opening an account

10	Information for plan participants

10	Transaction policies

12	Dividends and account policies

13	Additional investor services

For more information See back cover

Fund summary

John Hancock

Disciplined Value Mid Cap Fund

Investment objective

To seek long-term growth of capital with current income as a secondary objective.

Fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (%) (fees paid directly from your investment)	Class R3	Class R5
Maximum front-end sales charge (load) on purchases as a % of purchase price	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)	Class R3	Class R5
Management fee	0.76	0.76
Distribution and service (12b-1) fees	0.50	0.00
Other expenses[1]	15.26	15.16
Service plan fee	0.15	0.05
Additional expenses	15.11	15.11
Total annual fund operating expenses	16.52	15.92

1 “Other expenses” have been estimated for the first year of operations of the fund’s Class R3 and Class R5 shares.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment at the end of the various time frames indicated. The example assumes a 5% average annual return. The example assumes fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	Class R3	Class R5
1 Year	1,557	1,505
3 Years	4,153	4,040
5 Years	6,186	6,052
10 Years	9,540	9,446

Portfolio turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During its most recent fiscal year, the fund’s portfolio turnover rate was [ ]% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by the subadvisor as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values and with a market capitalization range, as of March 31, 2013, between $[ ] million and $[ ] billion.

The subadvisor examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity,

2 Disciplined Value Mid Cap Fund – Fund summary

and earnings growth and cash flow. The subadvisor selects securities for the fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The fund may also invest up to 20% of its total assets in foreign currency-denominated securities.

The fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The fund may participate as a purchaser in initial public offerings of securities (IPOs). An IPO is a company’s first offering of stock to the public.

Principal risks

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s shares will go up and down in price, meaning that you could lose money by investing in the fund. Many factors influence a mutual fund’s performance.

Instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the fund itself is regulated. Such legislation or regulation could limit or preclude the fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the fund’s portfolio holdings. Furthermore, volatile financial markets can expose the fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the fund.

The fund’s main risk factors are listed below in alphabetical order. Before investing, be sure to read the additional descriptions of these risks beginning on page 5 of the prospectus.

Active management risk The subadvisor’s investment strategy may fail to produce the intended result.

Equity securities risk The value of a company’s equity securities is subject to changes in the company’s financial condition, and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk As compared to U.S. companies, there may be less publicly available information relating to foreign companies. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Initial public offerings risk IPO shares may have a magnified impact on fund performance and are frequently volatile in price. They can be held for a short period of time causing an increase in portfolio turnover.

Issuer risk An issuer of a security may perform poorly and, therefore, the value of its stocks and bonds may decline. An issuer of securities held by the fund could default or have its credit rating downgraded.

Liquidity risk Exposure exists when trading volume, lack of a market maker or legal restrictions impair the ability to sell particular securities or close derivative positions at an advantageous price.

Medium company risk The prices of medium company stocks can change more frequently and dramatically than those of large company stocks. For purposes of the fund’s investment policies, the market capitalization of a company is based on its market capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time.

Past performance

The following performance information in the bar chart and table below illustrates the variability of the fund’s returns and provides some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year. However, past performance (before and after taxes) does not indicate future results. All figures assume dividend reinvestment. Performance for the fund is updated daily, monthly and quarterly and may be obtained at our Web site: www.jhfunds.com/RetirementPerformance, or by calling 1-888-972-8696 between 8:00 A.M. and 7:00 P.M., Eastern Time, on most business days.

Calendar year total returns Calendar year total returns are shown only for Class R3 shares and would be different for other share classes.

Average annual total returns Performance of a broad-based market index is included for comparison.

After-tax returns These are shown only for Class R1 shares and would be different for other classes. They reflect the highest individual federal marginal income tax rates in effect as of the date provided and do not reflect any state or local taxes. Your actual after-tax returns may be different. After-tax returns are not relevant to shares held in an IRA, 401(k) or other tax-advantaged investment plan.

Because Class R3 and Class R5 shares of the fund had not commenced operations prior to the date of this prospectus, the performance information shown below (through July 9, 2010) is based on the returns of the Robeco Boston Partners Mid Cap Value Fund’s (predecessor fund) Investor Class shares, first offered on June 2, 1997, and the returns of the fund’s Class A shares (from inception, July 12, 2010), which have been recalculated to apply the estimated fees and expenses of the fund’s Class R3 and Class R5 shares, as applicable.

Disciplined Value Mid Cap Fund – Fund summary 3

[To be updated by Amendment]

Calendar year total returns — Class R3 (%)

Year-to-date total return The fund’s total return for the three months ended March 31, 2013 was 8.26%.

Best quarter: Q2 ‘09, 15.22%

Worst quarter: Q4 ‘08, –24.79%

Average annual total returns (%)	1 Year	5 Year	10 Year
as of 12-31-12
Class R3 before tax	–13.86	–10.51	–7.05
After tax on distributions	–13.74	–11.21	–8.47
After tax on distributions, with sale	–8.86	–8.73	–8.48
Class R5 before tax	–13.16	–9.96	– 6.48
Russell Midcap Value Index	–1.38	0.04	7.67

Investment management

Investment advisor John Hancock Investment Management Services, LLC

Subadvisor Robeco Investment Management, Inc.

Portfolio management

Joseph F. Feeney, Jr., CFA

Co-portfolio manager

Managed the fund and its predecessor since 2010

Steven L. Pollack, CFA

Co-portfolio manager

Managed the fund and its predecessor since 2000

Purchase and sale of fund shares

There are no minimum initial or subsequent investment requirements for Class R3 and Class R5 shares of the fund. You may redeem shares of the fund on any business day by contacting your retirement plan administrator or recordkeeper.

Taxes

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank, registered investment advisor, financial planner or retirement plan administrator), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4 Disciplined Value Mid Cap Fund – Fund summary

Fund details

Principal investment strategies

The fund’s investment objective is to seek long-term growth of capital with current income as a secondary objective. The Board of Trustees can change the fund’s investment objective and strategies without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

The fund may lend its securities so long as such loans do not represent more than 33 1⁄3% of the fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least [100]% of the value of the loaned securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

In general, the fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the fund is limited to investing a maximum of 25% of its total assets in any one industry.

Due to its investment strategy, the fund may buy and sell securities frequently. This may result in high transaction costs and additional capital gains tax liabilities than a fund with a buy and hold strategy.

While the subadvisor intends to fully invest the fund’s assets at all times in accordance with the above-mentioned policies, the fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. The subadvisor will determine when market conditions warrant temporary defensive measures.

Principal risks of investing

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance. For further details about fund risks, including additional risk factors that are not discussed in this prospectus because they are not considered primary factors, see the fund’s Statement of Additional Information (SAI).

Active management risk

A fund that relies on the manager’s ability to pursue the fund’s investment objective is subject to active management risk. The manager will apply investment techniques and risk analyses in making investment decisions for a fund and there can be no guarantee that these will produce the desired results. A fund generally does not attempt to time the market and instead generally stays fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, a fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent a fund invests in those securities, its performance depends on the ability of the manager to choose securities that perform better than securities that are included in the benchmark.

Equity securities risk

Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate, and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company’s financial condition, and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund is invested declines, or if overall market and economic conditions deteriorate. Even a fund that invests in high-quality or “blue chip” equity securities, or securities of established companies with large market capitalizations (which generally have strong financial characteristics), can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be less able to react quickly to changes in the marketplace.

The fund may maintain substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the fund to unpredictable declines in the value of its investments, as well as periods of poor performance.

Value investing risk. Certain equity securities (generally referred to as value securities) are purchased primarily because they are selling at prices below what the subadvisor believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The fund bears the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be perceived by the subadvisor to be underpriced or that the market may never come to recognize their fundamental value. A value stock may not increase in price, as anticipated by the subadvisor investing in such securities, if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. The fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Foreign securities risk

Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities, some or all of which may not be reclaimable. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment in a foreign security.

Currency risk. Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of a fund’s investments. Currency risk includes both the risk that currencies in which a fund’s investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets,

Disciplined Value Mid Cap Fund – Fund details 5

actual or perceived changes in interest rates and intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the U.S. or abroad. Certain funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund’s currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

Initial public offerings (IPOs) risk

Certain funds may invest a portion of their assets in shares of IPOs. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as the fund’s asset size increases, which could reduce the fund’s returns. IPOs may not be consistently available to a fund for investing, particularly as the fund’s asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Issuer risk

An issuer of a security purchased by a fund may perform poorly and, therefore, the value of its stocks and bonds may decline and the issuer may default on its obligations. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors.

Liquidity risk

A fund is exposed to liquidity risk when trading volume, lack of a market maker or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous market price. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Exposure to liquidity risk may be heightened for funds that invest in emerging markets and related derivatives that are not widely traded, and that may be subject to purchase and sale restrictions.

Medium company risk

Market risk and liquidity risk may be pronounced for securities of companies with medium-sized market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The securities of companies with medium market capitalizations may trade less frequently and in lesser volume than more widely held securities, and their value may fluctuate more sharply than those securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations. For purposes of the fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the fund purchases the company’s securities. Market capitalizations of companies change over time. The fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range for the fund.

Who’s who

The following are the names of the various entities involved with the fund’s investment and business operations, along with brief descriptions of the role each entity performs.

Trustees

Oversee the fund’s business activities and retain the services of the various firms that carry out the fund’s operations.

Investment advisor

Manages the fund’s business and investment activities.

John Hancock Investment Management Services, LLC

601 Congress Street

Boston, MA 02210-2805

The advisor administers the business and affairs of the fund and retains and compensates the investment subadvisor to manage the assets of the fund. As of March 31, 2013, the advisor had total assets under management of approximately $139.7 billion.

The advisor does not itself manage any of the fund’s portfolio assets but has ultimate responsibility to oversee the subadvisor and recommend its hiring, termination and replacement. In this connection, the advisor: (i) monitors the compliance of the subadvisor with the investment objectives and related policies of the fund, (ii) reviews the performance of the subadvisor and (iii) reports periodically on such performance to the Board of Trustees.

The fund relies on an order from the Securities and Exchange Commission (SEC) permitting the advisor, subject to Board approval, to appoint a subadvisor or change the terms of a subadvisory agreement without obtaining shareholder approval. The fund, therefore, is able to change subadvisors or the fees paid to a subadvisor from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the advisor to appoint a subadvisor that is an affiliate of the advisor or the fund (other than by reason of serving as a subadvisor to the fund), or to increase the subadvisory fee of an affiliated subadvisor, without the approval of the shareholders.

Management fee

The fund pays the advisor a management fee for its services to the fund. The fee is stated as an annual percentage of the net assets of the fund determined in accordance with the following schedule, and that rate is applied to the average daily net assets of the fund.

6 Disciplined Value Mid Cap Fund – Fund details

Average Daily Net Assets	Annual Rate
First $500 million	0.800%
Next $500 million	0.775%
Next $500 million	0.750%
Next $1 billion	0.725%
Excess over $2.5 billion	0.700%

During its most recent fiscal year, the fund paid the investment advisor a management fee equal to an annual rate of [0.76]% of net assets.

Out of these fees, the investment advisor in turn pays the fees of the subadvisor.

The basis for the Trustees’ approval of the advisory fees, and of the investment advisory agreement overall, including the subadvisory agreement, is discussed in the fund’s September 30, 2012 semiannual shareholder report.

Additional information about fund expenses

The fund’s annual operating expenses will likely vary throughout the period and from year to year. The fund’s expenses for the current fiscal year may be higher than the expenses listed in the fund’s “Annual fund operating expenses” table, for some of the following reasons: (i) a significant decrease in average net assets may result in a higher advisory fee rate if advisory fee breakpoints are not achieved; (ii) a significant decrease in average net assets may result in an increase in the expense ratio because certain fund expenses do not decrease as asset levels decrease; or (iii) fees may be incurred for extraordinary events such as fund tax expenses.

Subadvisor

Handles the fund’s day-to-day portfolio management.

Robeco Investment Management, Inc.

909 Third Avenue

New York, NY 10022

Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. As of March 31, 2013, Robeco had approximately $[25] billion in assets under management.

Below are brief biographical profiles of the fund’s portfolio managers, in alphabetical order. These managers share portfolio management responsibilities. For more about these individuals, including information about their compensation, other accounts they manage and any investments they may have in the fund, see the SAI.

Joseph F. Feeney, Jr., CFA

•	Co-portfolio manager
•	Managed the fund and its predecessor since 2010
•	Chief executive officer and chief investment officer of Robeco
•	Joined Robeco in 1995
•	Began investment career in 1985

Steven L. Pollack, CFA

•	Co-portfolio manager
•	Managed the fund and its predecessor since 2000
•	Senior portfolio manager at Robeco
•	Joined Robeco in 2000
•	Began investment career in 1984

Custodian

Holds the fund’s assets, settles all portfolio trades and collects most of the valuation data required for calculating the fund’s net asset value.

State Street Bank and Trust Company

Lafayette Corporate Center

Two Avenue de Lafayette

Boston, MA 02111

Principal distributor

Markets the fund and distributes shares through selling brokers, financial planners and other financial representatives.

John Hancock Funds, LLC

601 Congress Street

Boston, MA 02210-2805

Transfer agent

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.

John Hancock Signature Services, Inc.

P.O. Box 55913

Boston, MA 02205-5913

Disciplined Value Mid Cap Fund – Fund details 7

Financial highlights

The financial highlights table below for the fund is intended to help investors understand the financial performance of the fund since inception. Because Class R3 and Class R5 shares of the fund had not commenced operations as of the date of this prospectus, this table details the financial performance of Class A shares of the fund, which are described in a separate prospectus, including total return information showing how much an investment in the fund has increased or decreased each year. Because Class R3 and Class R5 shares have different expenses than Class A shares, financial highlights for Class R3 and Class R5 shares would have differed.

The financial statements of the fund as of March 31, 2013 have been audited by [                                          ], the fund’s independent registered public accounting firm. The report of [        ] along with the fund’s financial statements have been incorporated by reference into the SAI. A copy of the fund’s most recent annual report is available on request.

[To be updated by Amendment]

Disciplined Value Mid Cap Fund Class A Shares
Per share operating performance	Period ended	3-31-12	3-31-11[1]		8-31-10[2]	8-31-09[3]	8-31-08[3]	8-31-07[3]
Net asset value, beginning of period		$11.98	$8.66		$8.10	$9.08	$11.16	$12.81
Net investment income[4]		0.04	0.01		0.01 [5]	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments		0.42	3.32		0.60	(0.98)[6]	(0.74)	2.39
Total from investment operations		0.46	3.33		0.61	(0.91)	(0.68)	2.41
Less distributions
From net investment income		—	(0.01)		(0.05)	(0.07)	(0.04)	—
From net realized gain		(0.03)	—		—	— [7]	(1.36)	(4.06)
Total distributions		(0.03)	(0.01)		(0.05)	(0.07)	(1.40)	(4.06)
Net asset value, end of period		$12.41	$11.98		$8.66	$8.10	$9.08	$11.16
Total return[8,9] (%)		3.92	38.47	[10]	7.54	(9.79)[6]	(6.62)	21.02

Ratios and supplemental data
Net assets, end of period (in millions)		$517	$171		$75	$14	$17	$13
Ratios (as a percentage of average net assets):
Expenses before reductions		1.33	1.35	[11]	1.56	1.93	1.73	1.73
Expenses net of fee waivers and credits		1.29	1.25	[11]	1.25	1.25	1.25	1.25
Net investment income		0.32	0.10	[11]	0.09	1.09	0.55	0.14
Portfolio turnover (%)		41	27		38	58	64	89

1	For the seven-month period ended 3-31-11. The fund changed its fiscal year end from August 31 to March 31.
2	After the close of business on 7-9-10, holders of Investor Class Shares of the former Robeco Boston Partners Mid Cap Value Fund (the predecessor fund) became owners of an equal number of full and fractional Class A shares of John Hancock Disciplined Value Mid Cap Fund. These shares were first offered on 7-12-10. Additionally, the accounting and performance history of the Investor Class Shares of the predecessor fund was redesignated as that of John Hancock Disciplined Value Mid Cap Fund Class A.
3	Audited by previous independent registered public accounting firm.
4	Based on the average daily shares outstanding.
5	The amount shown for a share outstanding may differ with the distributions from net investment income for the period due to the timing of distributions in relations to fluctuations of shares outstanding during the period.
6	In 2009, the investment adviser fully reimbursed the fund for a loss on a transaction not meeting the fund’s investment guidelines, which otherwise would have reduced total return by 0.11% and net realized and unrealized gain/(loss) on investment by $0.01 per share.
7	Less than $0.01 per share.
8	Total returns would have been lower had certain expenses not been reduced during the periods shown.
9	Does not reflect the effect of sales charges, if any.
10	Not annualized.
11	Annualized.

8 Disciplined Value Mid Cap Fund – Fund details

Your account

Who can buy shares

Class R3 and Class R5 shares are available to the following investors:

•	Qualified tuition programs under Section 529 (529 Plans) of the Internal Revenue Code of 1986, as amended (the Code), distributed by John Hancock or one of its affiliates.

•	Retirement Plans including pension, profit sharing and other plans qualified under Section 401(a), or described in Section 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

•	Retirement Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs and SIMPLE IRAs where the shares are held on the books of the fund through investment-only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (NSCC).

Except as noted above, Class R3 and Class R5 shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans or other individual retirement accounts.

Class cost structure

Class R3 and Class R5 shares of the fund are sold without any front-end or deferred sales charges. Each of Class R3 and Class R5 has a Rule 12b-1 plan that allows it to pay fees for the sale, distribution and service of its shares. Class R5 shares do not pay any fees under their Rule 12b-1 plan.

Class R3

•	Distribution and service (Rule 12b-1) fees of 0.50%

In addition to the Rule 12b-1 plan, the fund has adopted a service plan for Class R3 and Class R5 shares which authorizes the fund to pay affiliated and unaffiliated entities a service fee for providing certain recordkeeping and other administrative services in connection with investments in the fund by retirement plans. The service fee is a specified percentage of the average daily net assets of the fund’s share class held by plan participants and is up to 0.15% for Class R3 shares and is up to 0.05% for Class R5 shares.

The performance and expense information included in this prospectus does not reflect fees and expenses of any plan that may use a fund as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

Rule 12b-1 fees

Rule 12b-1 fees will be paid to the fund’s distributor, John Hancock Funds, LLC, and may be used by the distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of service fees that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (FINRA).

Because Rule 12b-1 fees are paid out of the fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost shareholders more than other types of sales charges.

Your broker-dealer or agent may charge you a fee to effect transactions in fund shares.

Other share classes of the fund, which have their own expense structure, may be offered in separate prospectuses.

Additional payments to financial intermediaries

Shares of the fund are primarily sold through financial intermediaries, such as brokers, banks, registered investment advisors, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the fund in two principal ways:

•	directly, by the payment of sales commissions, if any; and

•	indirectly, as a result of the fund paying Rule 12b-1 fees.

Certain firms may request, and the distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the distributor’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the distributor’s efforts to promote the sale of the fund’s shares. The distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The distributor determines which firms to support and the extent of the payments it is willing to make. The distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the distributor’s promotional efforts.

The distributor hopes to benefit from revenue sharing by increasing the fund’s net assets, which, as well as benefiting the fund, would result in additional management and other fees for the advisor and its affiliates. In consideration for revenue sharing, a firm may feature the fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the distributor’s marketing efforts by allowing the distributor or its affiliates to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the fund.

The SAI discusses the distributor’s revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the distributor or the fund, as well as about fees and/or commissions it charges.

The distributor, advisor and their affiliates may have other relationships with your firm relating to the provisions of services to the fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the fund. If your intermediary provides these services, the advisor or the fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the advisor or its affiliates that are not related to the fund.

Disciplined Value Mid Cap Fund – Your account 9

Opening an account

1	Read this prospectus carefully.

2	Determine if you are eligible by referring to “Who can buy shares.”

3	Eligible Retirement Plans generally may open an account and purchase Class R3 or Class R5 shares by contacting any broker-dealer or other financial service firm authorized to sell Class R3 or Class R5 shares of the fund.

Additional shares may be purchased through a Retirement Plan’s administrator or recordkeeper. There is no minimum initial investment to purchase Class R3 or Class R5 shares.

Information for plan participants

Plan participants generally must contact their plan service provider to purchase, redeem or exchange shares. The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan, elect a fund as an investment option, elect different investment options, alter the amounts contributed to the plan or change allocations among investment options. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Financial service firms may provide some of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants, including transfers of registration, dividend payee changes and generation of confirmation statements, and may arrange for plan administrators to provide other investment or administrative services. Financial service firms may charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in the fund.

Important information about opening a new account

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity. Please see the Mutual Fund Account Application for more details.

Transaction policies

Valuation of shares

The net asset value (NAV) for each class of shares of the fund is determined once daily as of the close of regular trading of the New York Stock Exchange (NYSE) (typically 4:00 P.M., Eastern Time) on each business day that the NYSE is open. On holidays or other days when the NYSE is closed, the NAV is not calculated and the fund does not transact purchase or redemption requests. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission.

Each class of shares of the fund has its own NAV, which is computed by dividing the total assets, minus liabilities, allocated to each share class by the number of fund shares outstanding for that class.

Valuation of securities

Portfolio securities are valued by various methods that are generally described below. Portfolio securities also may be fair valued by the fund’s Pricing Committee in certain instances. Equity securities are generally valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. Securities not traded on a particular day are valued at the closing bid prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Debt securities with remaining maturities of one year or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price. Shares of other open-end investment companies (underlying funds) are valued based on the NAVs of those underlying funds.

If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security, or if a security’s value has been materially affected by events occurring before the fund’s pricing time but after the close of the exchange or market on which the security is principally traded, the security will be valued at its fair value as determined in good faith by the Trustees. The Trustees have delegated the responsibility to fair value securities to the fund’s Pricing Committee, and the actual calculation of a security’s fair value may be made by persons acting pursuant to the direction of the Trustees. In certain instances, therefore, the Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

Fair value pricing of securities is intended to help ensure that a fund’s NAV reflects the fair market value of the fund’s portfolio securities as of the close of regular trading on the NYSE (as opposed to a value that no longer reflects market value as of such close), thus limiting the opportunity for aggressive traders or market timers to purchase shares of the fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain, thereby diluting the interests of long-term shareholders. However, a security’s valuation may differ depending on the method used for determining value, and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

The use of fair value pricing has the effect of valuing a security based upon the price the fund might reasonably expect to receive if it sold that security in an orderly transaction between market participants, but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty and subjective nature of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a readily available market price for the investment existed and these differences could be material.

Regarding the fund’s investment in an underlying fund, which (as noted above) is valued at the underlying fund’s NAV, the prospectus for such

10 Disciplined Value Mid Cap Fund – Your account

underlying fund explains the circumstances and effects of fair value pricing for that underlying fund.

Buy and sell prices

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV.

Execution of requests

The fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the fund has the right to redeem in kind.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

Exchanges

You may exchange your Class R3 or Class R5 shares for shares of the same class of other John Hancock funds that are available through your plan, or John Hancock Money Market Fund Class A shares, without paying any additional sales charges. The registration for both accounts involved must be identical. Note: Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back into Class R3 or Class R5 shares.

The fund may change or cancel its exchange policies at any time, upon 60 days’ written notice to its shareholders. For further details, see “Additional Services and Programs” in the SAI (see the back cover of this prospectus).

Excessive trading

The fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in market timing or other types of excessive short-term trading. Short-term trading into and out of the fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

Right to reject or restrict purchase and exchange orders

Purchases and exchanges should be made primarily for investment purposes. The fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. For example, the fund may, in its discretion, restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific limitation on exchange activity, as described below, if the fund or its agent determines that accepting the order could interfere with the efficient management of the fund’s portfolio, or otherwise not be in the fund’s best interest in light of unusual trading activity related to your account. In the event that the fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the fund’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. The fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

Exchange limitation policies

The Board of Trustees has adopted the following policies and procedures by which the fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

Limitation on exchange activity

The fund or its agent may reject or cancel a purchase order, suspend or terminate the exchange privilege or terminate the ability of an investor to invest in John Hancock funds if the fund or its agent determines that a proposed transaction involves market timing or disruptive trading that it believes is likely to be detrimental to the fund. The fund or its agent cannot ensure that it will be able to identify all cases of market timing or disruptive trading, although it attempts to have adequate procedures in place to do so. The fund or its agent may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason. Decisions to reject or cancel purchase orders (including exchanges) in the fund are inherently subjective and will be made in a manner believed to be in the best interest of the fund’s shareholders. The fund does not have any arrangement to permit market timing or disruptive trading.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset-allocation and dollar-cost-averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation since the fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the fund’s ability to monitor exchange activity, as discussed under “Limitation on the ability to detect and curtail excessive trading practices” below. Depending upon the composition of the fund’s shareholder accounts, and in light of the limitations on the ability of the fund to detect and curtail excessive trading practices, a significant percentage of the fund’s shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

Limitation on the ability to detect and curtail excessive trading practices

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection and, despite the efforts of the fund to prevent excessive trading, there is no guarantee that the fund or its agent will be able to identify such shareholders or curtail their trading practices. The ability of the fund and its agent to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the fund will not always be able to detect frequent trading activity, investors should not assume that the fund will be able to detect or prevent all frequent trading or

Disciplined Value Mid Cap Fund – Your account 11

other practices that disadvantage the fund. For example, the ability of the fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial advisor, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the fund’s underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the fund, particularly among certain financial intermediaries, such as financial advisors, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions and do not identify the particular underlying shareholder(s) to the fund. However, the fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the fund has entered into information-sharing agreements with financial intermediaries pursuant to which these intermediaries are required to provide to the fund, at the fund’s request, certain information relating to their customers investing in the fund through omnibus or other nominee accounts. The fund will use this information to attempt to identify excessive trading practices. Financial intermediaries are contractually required to follow any instructions from the fund to restrict or prohibit future purchases from shareholders that are found to have engaged in excessive trading in violation of the fund’s policies. The fund cannot guarantee the accuracy of the information provided to it from financial intermediaries and so cannot ensure that it will be able to detect abusive trading practices that occur through omnibus or other nominee accounts. As a consequence, the fund’s ability to monitor and discourage excessive trading practices in these types of accounts may be limited.

Excessive trading risk

To the extent that the fund or its agent is unable to curtail excessive trading practices in the fund, these practices may interfere with the efficient management of the fund’s portfolio and may result in the fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the fund’s operating costs and decrease the fund’s investment perfor-mance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

•	A fund that invests a significant portion of its assets in small- or mid-capitalization stocks or securities in particular industries that may trade infrequently or are fair valued as discussed under “Valuation of securities” entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

•	A fund that invests a material portion of its assets in securities of foreign issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

•	A fund that invests a significant portion of its assets in below-investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under “Valuation of securities” incurs greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

Any frequent trading strategies may interfere with efficient management of a fund’s portfolio and raise costs. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

Account information

The fund is required by law to obtain information for verifying an account holder’s identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, the fund may close your account, redeem your shares at the next NAV and take any other steps that it deems reasonable.

Certificated shares

The fund does not issue share certificates. Shares are electronically recorded.

Sales in advance of purchase payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

Dividends and account policies

Account statements

In general, you will receive account statements from your plan’s recordkeeper.

Every year you should also receive, if applicable, a Form 1099 tax information statement, mailed by February 15, by your plan’s recordkeeper.

Dividends

The fund typically declares and pays income dividends and capital gains, if any, at least annually.

Dividend reinvestments

Most investors have their dividends reinvested in additional shares of the same class of the same fund. If you choose this option, or if you do not indicate any choice, your dividends will be reinvested. Alternatively, you may choose to have your dividends and capital gains sent directly to your bank account or a check may be mailed if your combined dividend and capital gains amount is $10 or more. However, if the check is not deliverable or the combined dividend and capital gains amount is less than $10, your proceeds will be reinvested. If five or more of your dividend or capital gains checks remain uncashed after 180 days, all subsequent dividends and capital gains will be reinvested.

Taxability of dividends

For investors who are not exempt from federal income taxes, dividends you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from the fund’s short-term capital gains are taxable as ordinary income. Dividends from the fund’s long-term capital gains are taxable at a lower rate. Whether gains are

12 Disciplined Value Mid Cap Fund – Your account

short-term or long-term depends on the fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Form 1099 that is mailed to you every February, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

Returns of capital

If the fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Taxability of transactions

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

Additional investor services

Disclosure of fund holdings

The following information for the fund is posted on the Web site, www.jhfunds.com, generally on the fifth business day after month end: top ten holdings; top ten sector analysis; total return/yield; top ten countries; average quality/maturity; beta/alpha; and top ten portfolio composition. The holdings of the fund will be posted to the Web site no earlier than 15 days after each calendar month end. The holdings of the fund are also disclosed quarterly to the SEC on Form N-Q as of the end of the first and third quarters of the fund’s fiscal year and on

Form N-CSR as of the second and fourth quarters of the fund’s fiscal year. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Disciplined Value Mid Cap Fund – Your account 13

For more information

Two documents are available that offer further information on the fund:

Annual/Semiannual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information on all aspects of the fund and includes a summary of the fund’s policy regarding disclosure of its portfolio holdings, as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

To obtain a free copy of these documents

There are several ways you can get a current annual/semiannual report, prospectus or SAI from John Hancock:

Online: www.jhfunds.com

By mail:	John Hancock Signature Services, Inc.
PO Box 55913
Boston, MA 02205-5913

By phone: 1-888-972-8696

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov

By e-mail (duplicating fee required): publicinfo@sec.gov

By mail (duplicating fee required):	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-1520

In person: at the SEC’s Public Reference Room in Washington, DC

For access to the Reference Room call 1-202-551-8090.

© 2013 JOHN HANCOCK FUNDS, LLC 363R3R5PN 7-1-13 SEC file number: 811-21777

John Hancock Funds, LLC

MEMBER FINRA | SIPC

601 Congress Street

Boston, MA 02210-2805

1-800-225-5291

1-800-554-6713 TDD

www.jhfunds.com

www.jhfunds.com/edelivery

JOHN HANCOCK FUNDS III

Statement of Additional Information

July 1, 2013

John Hancock Disciplined Value Mid Cap Fund

Class	R1	R3	R4	R5
Ticker Symbol

John Hancock International Value Equity Fund

Class	R2	R4	R6
Ticker Symbol

This Statement of Additional Information (“SAI”) provides information about John Hancock Disciplined Value Mid Cap Fund and John Hancock International Value Equity Fund (each a “Fund” and together, the “Funds”), each a series of John Hancock Funds III (“JHF III” or the “Trust”), in addition to the information that is contained in each Fund’s current Class R shares prospectuses dated [July 1, 2013] (each a “Prospectus” and together, the “Prospectuses”). Other share classes of the Funds are described in separate prospectuses and SAIs.

The information in this SAI is incomplete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities, and we are not soliciting to buy thse securities in any state where the offer or sale is not permitted.

The SAI is not a prospectus. It should be read in conjunction with the Prospectuses. The SAI incorporates by reference the financial statements of each Fund for the fiscal year ended [March 31, 2013], as well as the related opinion of the Fund’s independent registered public accounting firm as included in the Fund’s most recent annual report to shareholders (each an “Annual Report”). A copy of a Fund’s Prospectus or shareholder report can be obtained free of charge by writing or telephoning:

John Hancock Signature Services, Inc.

P. O. Box 55913

Boston, MA 02205-5913

1-800-225-5291

www.jhfunds.com

PAGE

ORGANIZATION OF JOHN HANCOCK FUNDS III	2
INVESTMENT POLICIES	2
DESCRIPTIONS AND RISKS OF FUND INVESTMENTS	2
INVESTMENT RESTRICTIONS	29
PORTFOLIO TURNOVER	31
DISCLOSURE OF PORTFOLIO HOLDINGS	31
THOSE RESPONSIBLE FOR MANAGEMENT	33
SHAREHOLDERS OF THE FUNDS	45
INVESTMENT ADVISORY AND OTHER SERVICES	45
DISTRIBUTION CONTRACTS	49
SALES COMPENSATION	51
NET ASSET VALUE	54
ELIGIBLE INVESTORS FOR CLASS R1, CLASS R3, CLASS R4, AND CLASS R5 SHARES	55
ELIGIBLE INVESTORS FOR CLASS R2 SHARES	55
SPECIAL REDEMPTIONS	55
ADDITIONAL SERVICES AND PROGRAMS	55
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES	56
DESCRIPTION OF FUND SHARES	57
ADDITIONAL INFORMATION CONCERNING TAXES	59
BROKERAGE ALLOCATION	65
TRANSFER AGENT SERVICES	67
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
FINANCIAL STATEMENTS	69
CUSTODY OF PORTFOLIO	69
LEGAL AND REGULATORY MATTERS	69
CODES OF ETHICS	69
Appendix A – Commercial Paper and Credit Rating Symbols and Definitions	A-1
Appendix B – Portfolio Manager Information	B-1
Appendix C – Proxy Voting Summary for the Funds and Subadvisors	C-1

1

ORGANIZATION OF JOHN HANCOCK FUNDS III

Each Fund is a series of JHF III, an open-end investment management company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

John Hancock Investment Management Services, LLC (“JHIMS” or the “Advisor”) is the investment advisor to JHF III and each of the Funds. The Advisor is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Advisor is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

The Advisor has retained for each Fund a subadviser that is responsible for providing investment advice to the Fund subject to the review of the Board of Trustees of the Trust (the “Board”) and the overall supervision of the Advisor.

John Hancock Financial is a division of Manulife Financial, a leading Canada-based financial services group with principal operations in Asia, Canada and the United States. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the Company offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners. Funds under management by Manulife Financial and its subsidiaries were C$[___] billion (US$[___] billion) as at March 31, 2013.

Manulife Financial trades as “MFC” on the Toronto Stock Exchange, New York Stock Exchange (the “NYSE”) and Pacific Stock Exchange, and under “0945” on the Stock Exchange of Hong Kong. Information about Manulife Financial can be found on the Internet at www.manulife.com.

The inception dates for each Fund are set forth in the following table:

Fund	Inception Date
Disciplined Value Mid Cap Fund	June 2, 1997 (predecessor fund inception date; became a series of the Trust on July 12, 2010)
International Value Equity Fund	March 31, 1998 (predecessor fund inception date; became a series of the Trust on February 14, 2010)

INVESTMENT POLICIES

The principal strategies and risks of investing in each Fund are described in the Prospectuses. Unless otherwise indicated in the Prospectuses or the SAI, the investment objective and policies of the Funds may be changed without shareholder approval.

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

The following is a description of investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to descriptions of the Funds in the Prospectuses regarding the practices in which a particular Fund may engage.

Common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of such entity’s preferred stock and other senior equity. Ownership of common stock usually carries with it the right to vote and, frequently, an exclusive right to do so. Common stocks have the potential to outperform fixed-income securities over the long term. Common stocks provide the most potential for growth yet are the more volatile of the two asset classes.

2

Preferred stocks. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible securities. Investments in convertible securities are not subject to the rating criteria with respect to their non-convertible debt obligations. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. The market value of convertible securities can also be heavily dependent upon the changing value of the equity securities into which such securities are convertible, depending on whether the market price of the underlying security exceeds the conversion price. Convertible securities generally rank senior to common stocks in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock. Therefore, investment risk is reduced because, in the event of bankruptcy, the issuer would be required to pay off the convertible securities before the common stock. However, the extent to which such risk is reduced depends upon the degree to which the convertible security sells above its value as a fixed-income security.

Investment Companies. The Funds may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds and exchange-traded funds (“ETFs”)). When making such an investment, a Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Funds will bear a pro rata portion of the other investment company’s fees and expenses.

In addition, the Funds may invest in private investment funds, vehicles, or structures. A Fund also may invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts.

U.S. Government and Foreign Government Securities. U.S. government securities include securities issued or guaranteed by the U.S. government or its authorities, agencies, or instrumentalities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of U.S. government securities and foreign government securities have different kinds of government support. For example, some U.S. government securities (e.g., U.S. Treasury bonds) are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government-chartered or -sponsored enterprises, but are neither guaranteed nor insured by the U.S. government (e.g., debt securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association Bonds (“Fannie Mae”), and Federal Home Loan Banks (“FHLBs”)). Similarly, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries and the possible inability of a Fund to enforce its rights against the foreign government issuer. As with other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities, and include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community, and the Inter-American Development Bank.

3

Like other fixed income securities, U.S. government securities are subject to market risk and their market values typically will change as interest rates fluctuate. For example, the value of a Fund’s investment in U.S. government securities may fall during times of rising interest rates. Yields on U.S. government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. government securities and foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of U.S. government securities and foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

Debt securities. The Funds may invest in debt securities, including debt securities rated below investment grade. Debt securities of corporate and governmental issuers in which the Funds may invest are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations (credit risk) and also may be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk).

Lower Rated High Yield Debt Obligations. The Funds may invest in high yielding, fixed income securities rated below investment grade (e.g., rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Services (“S&P”).

Ratings are based largely on the historical financial condition of the issuer. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. See Appendix A to this SAI, which describes the characteristics of corporate bonds in the various ratings categories. A Fund may invest in comparable quality unrated securities that, in the opinion of the Fund’s subadvisor (the “Subadvisor”), offer comparable yields and risks to those securities that are rated.

Debt obligations rated in the lower ratings categories, or that are unrated, involve greater volatility of price and risk of loss of principal and income. In addition, lower ratings reflect a greater possibility of an adverse change in financial condition affecting the ability of the issuer to make payments of interest and principal.

The market price and liquidity of lower rated fixed income securities generally respond to short term corporate and market developments to a greater extent than do the price and liquidity of higher rated securities because such developments are perceived to have a more direct relationship to the ability of an issuer of such lower rated securities to meet its ongoing debt obligations.

Reduced volume and liquidity in the high yield bond market or the reduced availability of market quotations will make it more difficult to dispose of the bonds and to value accurately a Fund’s assets. The reduced availability of reliable, objective data may increase a Fund’s reliance on management’s judgment in valuing high yield bonds. In addition, a Fund’s investments in high yield securities may be susceptible to adverse publicity and investor perceptions, whether or not justified by fundamental factors. A Fund’s investments, and consequently its net asset value (“NAV”), will be subject to the market fluctuations and risks inherent in all securities.

Defaulted Securities. The Funds may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s NAV may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid Securities.”

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds

4

deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Funds will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government. In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, a Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year. Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Subadvisor to be of comparable quality. These rating symbols are described in Appendix A.

Zero Coupon Securities. Among the debt securities in which the Funds may invest are zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned on zero coupon securities must be included in a Fund’s income. Thus, to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax on undistributed income, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund’s cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.

Ratings as Investment Criteria. In general, the ratings of Moody’s and S&P represent the opinions of these agencies as to the quality of the securities that they rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. There is no guarantee that these institutions will continue to provide ratings. These ratings will be used by the Funds as initial criteria for the selection of debt securities. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix A contains further information concerning the rating of Moody’s and S&P and their significance. Subsequent to its purchase by the Funds, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Funds. Neither of these events will require the sale of the securities by the Funds.

Investments in Creditors’ Claims. Certain Funds may purchase creditors’ claims in bankruptcy (“Creditors’ Claims”), which are rights to payment from a debtor under the U.S. bankruptcy laws. Creditors’ Claims may be secured or unsecured. A secured claim generally receives priority in payment over unsecured claims.

Sellers of Creditors’ Claims can either be: (i) creditors that have extended unsecured credit to the debtor company (most commonly trade suppliers of materials or services); or (ii) secured creditors (most commonly financial institutions) that have obtained collateral to secure an advance of credit to the debtor. Selling a Creditor’s Claim offers the creditor an opportunity to turn a claim that otherwise might not be satisfied for many years into liquid assets.

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Creditors’ Claims may be purchased directly from a creditor although most are purchased through brokers. Creditors’ Claims can be sold as a single claim or as part of a package of claims from several different bankruptcy filings. Purchasers of Creditors’ Claims may take an active role in the reorganization process of the bankrupt company and, in certain situations where the Creditors’ Claim is not paid in full, the claim may be converted into stock of the reorganized debtor.

Although Creditors’ Claims can be sold to other investors, the market for Creditors’ Claims is not liquid and, as a result, a purchaser of a Creditors’ Claim may be unable to sell the claim or may have to sell it at a drastically reduced price. There is no guarantee that any payment will be received from a Creditors’ Claim, especially in the case of unsecured claims.

Mortgage Securities

Prepayment of Mortgages. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, the Funds receive monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a Fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that, unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or “margin” to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

–	one-year, three-year and five-year constant maturity Treasury Bill rates;
–	three-month or six-month Treasury Bill rates;
–	11th District Federal Home Loan Bank Cost of Funds;
–	National Median Cost of Funds; or
–	one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”) and other market rates.

During periods of increasing rates, the Funds will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or “cap rates” for a particular mortgage. In this event, the value of the mortgage securities held by the Funds would likely decrease. During periods of declining interest rates, income to the Funds derived from adjustable rate mortgages which remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a Fund’s NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

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Privately-Issued Mortgage Securities. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

–	mortgage bankers;
–	commercial banks;
–	investment banks;
–	savings and loan associations; and
–	special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Federal Home Loan Mortgage Corporation, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see “Types of Credit Support” below. A Fund will not limit its investments in asset-backed securities to those with credit enhancements.

Collateralized Mortgage Obligations (“CMOs”). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a “tranche,” may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal sought to be achieved in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so called “subprime mortgages” (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by the Funds may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The Funds may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest

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components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

Stripped Mortgage Securities. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which Funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a Fund’s net assets. See “INVESTMENT OBJECTIVE AND POLICIES - Illiquid Securities.”

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. For IOs, if the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and this SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectuses and this SAI, is expected to contribute to a Fund’s relatively stable NAV.

Inverse Floaters. Inverse floaters may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Inverse floaters have greater volatility than other types of mortgage securities in which a Fund invests (with the exception of stripped mortgage securities and there is a risk that the market value will vary from the amortized cost). Although inverse floaters are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, inverse floaters together with any other illiquid investments, will not exceed 15% of a Fund’s net assets. See “INVESTMENT OBJECTIVE AND POLICIES - Illiquid Securities.”

Inverse floaters are derivative mortgage securities which are structured as a class of security that receives distributions on a pool of mortgage assets. Yields on inverse floaters move in the opposite direction of short-term interest rates and at an accelerated rate.

Types of Credit Support. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under “Asset-Backed Securities.”

Asset-Backed Securities

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

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Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a Fund’s ability to maintain an investment, including high-yielding asset-backed securities, will be affected adversely to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the Prospectuses, the Funds will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody’s.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see “Types of Credit Support” below. The Funds invests in asset-backed securities and will not limit their investments in asset-backed securities to those with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under “INVESTMENT OBJECTIVE AND POLICIES.”

Types of Credit Support. To lessen the impact of an obligor’s failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

–	liquidity protection; and
–	default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides protection against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

–	“senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);
–	creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and
–	“over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

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The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of both the equity tranche and the CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

Depositary Receipts. A Fund may invest in the securities of foreign issuers in the form of sponsored and un-sponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”) if issues of such Depositary Receipts are available that are consistent with the Fund’s investment objective. Depositary Receipts generally evidence an ownership interest in a foreign security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency in which the underlying foreign securities are denominated or traded. Generally, ADRs are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

ADRs (sponsored and unsponsored) are receipts, typically issued by U.S. banks, which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on a U.S. stock exchange or in the over-the-counter (“OTC”) market. An investment in foreign securities including ADRs may be affected by changes in currency rates and in exchange control regulations. Issuers of unsponsored ADRs are not contractually obligated to disclose material information including financial information, in the United States and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

The Funds may invest in securities denominated in foreign currencies and may buy or sell foreign currencies or deal in forward foreign currency contracts, currency futures contracts and related options, and options on currencies. The Funds may use such currency instruments for hedging, investment, or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of a Fund’s performance benchmark. The Funds also may purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which

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approximates desired risk and return characteristics if the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under “Swap Agreements and Options on Swap Agreements.” A Fund may enter into currency transactions only with counterparties that are deemed creditworthy by the Subadvisor.

A Fund’s dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A Fund also may engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction’s notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a Fund enters into a non-deliverable forward transaction, the Fund will segregate liquid assets in an amount not less than the value of the Fund’s net exposure to such non-deliverable forward transactions. If the additional segregated assets decline in value or the amount of the Fund’s commitment increases because of changes in currency rates, additional cash or securities will be segregated on a daily basis so that the value of the account will equal the amount of the Fund’s commitments under the non-deliverable forward agreement.

Since a Fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a Fund could sustain losses on the non-deliverable forward transaction. A Fund’s investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement (see “Futures” for additional information). Options on currency futures contracts give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures

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contract at a fixed price during a specified period. Options on currencies give their holder the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

Risks of Foreign Securities. Investments in foreign securities may involve a greater degree of risk than those in domestic securities. There is generally less publicly available information about foreign companies in the form of reports and ratings similar to those that are published about issuers in the United States. Also, foreign issuers are generally not subject to uniform accounting, auditing and financial reporting requirements comparable to those applicable to United States issuers.

Because foreign securities may be denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect a Fund’s net asset value (“NAV”), the value of dividends and interest earned, gains and losses realized on the sale of securities, and any net investment income and gains that the Fund distributes to shareholders. Securities transactions undertaken in some foreign markets may not be settled promptly so that a Fund’s investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Foreign securities will be purchased in the best available market, whether through OTC markets or exchanges located in the countries where principal offices of the issuers are located. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the NYSE, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges; nevertheless, each Fund will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation, nationalization or confiscatory taxation limitations on the removal of funds or other assets of a Fund, political or social instability, or diplomatic developments, which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States’ economy in terms of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The dividends, in some cases capital gains and interest payable on certain of a Fund’s foreign portfolio securities, may be subject to foreign withholding or other foreign taxes, thus reducing the net amount of income or gains available for distribution to the Fund’s shareholders.

These risks may be intensified in the case of investments in emerging markets or countries with limited or developing capital markets. See “Securities of Emerging Market Issuers or Countries” below.

The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors, such as the Funds. If such restrictions should be reinstituted, it might become necessary for a Fund to invest all or substantially all of its assets in U.S. securities. In such event, the Fund would review its investment objective and investment policies to determine whether changes are appropriate.

A Fund’s ability and decision to purchase or sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets. Because the shares of the Funds are redeemable on a daily basis in U.S. dollars, the Funds intend to manage their portfolios so as to give reasonable assurance that they will be able to obtain U.S. dollars. Under present conditions, it is not believed that these considerations will have any significant effect on the Funds’ portfolio strategies.

European Markets Risk. Countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Union (“EU”) and European Economic and Monetary Union (“EMU”), which require member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and

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monetary controls. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the Euro, the default or threat of default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of these and other EU member countries and major trading partners outside Europe.

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. Several countries, including Greece and Italy, have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. A default or debt restructuring by any European country, such as the recent restructuring of Greece’s outstanding sovereign debt, can adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above, and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by Greece and other countries of their sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Many European countries continue to suffer from high unemployment rates.

Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe. Securities markets of Eastern European countries typically are less efficient and have lower trading volume, lower liquidity, and higher volatility than more developed markets. Eastern European economies also may be particularly susceptible to the international credit market due to their reliance on bank related inflows of capital.

A Fund may be exposed to these risks through its direct investments in European securities, including sovereign debt, or indirectly through investments in money market funds and financial institutions with significant investments in such securities.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Typically, sovereign debt of developing countries may involve a high degree of risk and may be in default or present the risk of default, however, sovereign debt of developed countries also may involve a high degree of risk and may be in default or present the risk of default. Governments rely on taxes and other revenue sources to pay interest and principal on their debt obligations, and governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due and may require renegotiation or rescheduling of debt payments. The payment of principal and interest on these obligations may be adversely affected by a variety of factors, including economic results, changes in interest and exchange rates, changes in debt ratings, a limited tax base or limited revenue sources, natural disasters, or other economic or credit problems. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Defaults in sovereign debt obligations, or the perceived risk of default, also may impair the market for other securities and debt instruments, including securities issued by banks and other entities holding such sovereign debt, and negatively impact the Funds.

Securities of Emerging Market Issuers or Countries. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign countries. In addition, the securities markets of emerging countries may be subject to a lower level of monitoring and regulation. Government enforcement of existing securities regulations also has been extremely limited, and any such enforcement may be arbitrary and the results difficult to predict with any degree of certainty. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very

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negative effects on the economies and securities markets of some emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Economies in emerging markets also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets also may be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of debt instruments to make payments on their debt obligations, regardless of their financial condition.

Repurchase Agreements. A Fund may enter into repurchase agreements with banks and broker-dealers. A repurchase agreement is a contract under which a Fund acquires a security (usually an obligation of the government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Funds to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Funds to expenses, delays, and risks of loss including: (i) possible declines in the value of the underlying security during the period in which the Funds seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in attempted enforcement.

Reverse Repurchase Agreements and Other Borrowings. Each Fund may enter into reverse repurchase agreements, which involve the sale of U.S. government securities held in the Fund’s portfolio to a bank with an agreement that the Fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of “interest” that may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by the Funds. Reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the Fund, which the Fund is obligated to repurchase. To minimize various risks associated with reverse repurchase agreements, a Fund will establish and maintain a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. A Fund will continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because the Fund will reacquire those securities upon effecting their repurchase.

Neither Fund will enter into reverse repurchase agreements and other borrowings except from banks as a temporary measure for extraordinary emergency purposes in amounts not to exceed 33 1/3% of the Fund’s total assets (including the amount borrowed) taken at market value. The Funds will not use leverage to attempt to increase total return. The Funds will enter into reverse repurchase agreements only with federally insured banks that are approved in advance as being creditworthy by the Trustees. Under procedures established by the Trustees, the Subadvisor will monitor the creditworthiness of the banks involved.

Illiquid Securities. Neither Fund will invest more than 15% of its net assets in illiquid investments.

For this purpose, “illiquid securities” may include certain securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), including commercial paper issued in reliance on Section 4(2) of the 1933 Act and securities offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act. If the Board of Trustees of JHF III (the “Board”) determines, based upon a continuing review of the trading markets for specific Section 4(2) paper or Rule 144A securities, that these instruments are liquid, they will not be subject to the 15% limit on illiquid investments. The Board has adopted guidelines and delegated to the Advisor the daily function of determining the monitoring and liquidity of restricted securities. The Trustees will, however, retain sufficient oversight and be ultimately responsible for these determinations. The Board will carefully monitor each Fund’s investments in these securities, focusing on such important factors, among others, as valuation,

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liquidity and availability of information. This investment practice could have the effect of increasing the level of illiquidity in a Fund if qualified institutional buyers become for a time uninterested in purchasing these restricted securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

As long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest in real estate or real estate-related companies. There are a few different types of REITs in which a Fund may invest, including equity REITs, which own real estate directly; mortgage REITs, which make construction, development, or long-term mortgage loans; and hybrid REITs, which share characteristics of equity REITs and mortgage REITs.

In general, the value of a REIT can be expected to change in light of factors affecting the real estate industry. Factors affecting the performance of real estate may include the supply of real property in some markets, changes in zoning laws, completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional markets for competing asset classes. The performance of real estate also may be affected by changes in interest rates, management of insurance risks, and social and economic trends. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through treatment of income under the Code of and/or to maintain exempt status under the 1940 Act. See “Additional Information Concerning Taxes” for a discussion of special tax considerations relating to a Fund’s investment in REITs.

Warrants and Rights. Each Fund may purchase warrants and rights which are securities permitting, but not obligating, their holder to purchase the underlying securities at a predetermined price, subject to the Fund’s Investment Restrictions. Generally, warrants and stock purchase rights do not carry with them the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants and rights may be considered to entail greater investment risk than certain other types of investments. In addition, the value of warrants and rights does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or prior to their expiration date. Investment in warrants and rights increases the potential profit or loss to be realized from the investment of a given amount of a Fund’s assets as compared with investing the same amount in the underlying stock.

Forward Commitment and When-Issued Securities. The Funds may purchase securities on a when-issued or forward commitment basis. “When-issued” refers to securities whose terms are available and for which a market exists, but which have not been issued. The Funds will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.

When a Fund engages in a forward commitment or when-issued transaction, the Fund relies on the issuer or seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in the Fund’s losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

On the date that a Fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the Fund will segregate in a separate account cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. These assets will be valued daily at market, and additional cash or securities will be

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segregated in a separate account to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns.

Hedging, Derivatives and Other Strategic Transactions. The Funds are authorized to use a variety of investment strategies. The strategies described below will be used primarily for hedging purposes, including hedging various market risks (such as fluctuations in interest rates and currency exchange rates, and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by a Fund (such investment strategies and transactions are referred to as “Hedging, Derivatives and Other Strategic Transactions”). These strategies also may be used to gain exposure to a particular securities market.

Hedging refers to protecting against possible changes in the market value of securities a Fund already owns or plans to buy or protecting unrealized gains in the Fund. These strategies also may be used to gain exposure to a particular market.

A detailed discussion of “Hedging, Derivatives and Other Strategic Transactions” follows. Neither Fund is obligated to pursue any of these strategies, and neither Fund makes any representation as to the availability of these techniques at this time or at any time in the future. In addition, a Fund’s ability to pursue certain of these strategies may be limited by the Commodity Exchange Act, as amended (the “CEA”), applicable rules and regulations of the Commodities Futures Trading Commission (the “CFTC”) thereunder, and U.S. federal income tax considerations.

•	exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments;

•	financial futures contracts (including stock index futures);

•	interest rate transactions;*

•	currency transactions;**

•	swaps (including interest rate, index, equity, total return, credit default swaps and currency swaps); or

•	structured notes, including hybrid or “index” securities.

* A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars.

** A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

•	to attempt to protect against possible changes in the market value of securities held or to be purchased by a Fund resulting from securities markets or currency exchange rate fluctuations;

•	to protect a Fund’s unrealized gains in the value of its securities;

•	to facilitate the sale of a Fund’s securities for investment purposes;

•	to manage the effective maturity or duration of a Fund’s securities;

•	to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

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•	to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Options and Futures. Many of the Funds may use options and futures for various purposes. The use of options contracts, futures contracts, and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of options, futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any options transactions or futures contracts. Losses incurred in transactions in options, futures and options on futures and the costs of these transactions will affect a Fund’s performance.

Options. A Fund that uses options may: (1) enter into contracts giving third parties the right to buy portfolio securities from the Fund for a fixed price at a future date (“writing call options”); (2) enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (“writing put options”); and (3) buy the right to purchase securities from third parties (“call options”) or the right to sell securities to third parties (“put options”) for a fixed price at a future date.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund’s intention to qualify as a regulated investment company under the Code.

Options on Securities and Securities Indices. Each Fund may purchase and write (sell) call and put options on securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or traded in the OTC market. A Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

Writing Options. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option written by a Fund gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled for the difference between the exercise price and the market value of the index.

A Fund will receive a premium for writing a put or call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates. By writing a call option on a security held by a Fund, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. If the Fund does not hold the security underlying a call written by the Fund and the market price exceeds the exercise price, the Fund bears the risk that it will suffer a loss equal to the amount by which the market price exceeds the exercise price minus any premium received. By writing a put option on a security, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a loss equal to the amount by which the market price of the security is below the exercise price minus the premium received, unless the security subsequently appreciates in value.

If the writer of an option wishes to terminate its obligation, it may effect a closing purchase transaction. In the case of exchange-traded options, a Fund effects a closing purchase transaction by buying an option of the same series as the option previously written. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. The holder of an option may similarly liquidate its position by effecting a closing sale transaction. In the case of exchange-traded options, a Fund effects a closing sale transaction by selling an option of the same series as the option previously purchased. No guarantee exists that a Fund will be able to affect a closing purchase or a closing sale transaction at any particular time. An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. If a Fund desires to sell a security on

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which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option or the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the closing of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

All call and put options written by the Funds are covered. A written call option or put option may be covered by: (i) maintaining cash or liquid securities in a segregated account with a value at least equal to a Fund’s obligation under the option; (ii) entering into an offsetting forward commitment; and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

Purchasing Options. In order for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs. Likewise, in order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs. A Fund’s purchase of put options reduces any profit the Fund might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Risk Factors in Options Transactions. The holder of an “American” option can exercise its rights any time prior to expiration of the option. Consequently, the writer of an American option has no control over when the underlying securities or futures contracts must be sold, in the case of a call option, or purchased, in the case of a put option. If a call option is unexercised, the writer’s gain (the amount of the premium) may be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract. The purchaser of an option risks losing the premium paid for the option plus related transaction costs.

An exchange-traded option may be closed out only on a national securities exchange (“Exchange”), which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect a closing transaction for a particular option. As a result, the Fund, if it is the holder of an option, would be able to realize profits or limit losses only by exercising the option, and the Fund, if it is the writer of an option, would remain obligated under the option and would not be able to sell the underlying security or futures contract until the option expires or it delivers the underlying security or futures contract upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) insufficient trading interest may exist in some options; (ii) restrictions may be imposed by an Exchange on opening or closing transactions, or both; (iii) trading halts, suspensions, or other restrictions may be imposed on particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled to discontinue options trading (or trading in a particular class or series of options) (although outstanding options on that Exchange that were issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms).

The Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, the Advisor and its affiliates, and other clients of the Advisor or the Advisor’s

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affiliates may constitute such a group. These limits may restrict a Fund’s ability to purchase or sell options on a particular security.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty. See “Swap Contracts and Other Two-Party Contracts -- Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts” below.

Futures. To the extent consistent with applicable law, a Fund permitted to do so may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income instrument), individual equity securities (“single stock futures”) or securities indices, interest rates, and (to the extent a Fund is permitted to invest in commodities and commodity-linked derivative instruments) commodities or commodities indices.

Because of uncertainties under federal tax laws as to whether income from commodity-linked derivative instruments would constitute “qualifying income” to a regulated investment company, Funds are not permitted to invest in such instruments unless the Subadvisor obtains prior written approval from the Advisor’s Complex Securities Committee.

A financial futures contract sale creates an obligation by the seller to deliver a specified quantity of a financial instrument in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are “cash settled” (rather than “physically settled,” as described above), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract. Futures contracts are traded in the United States only on commodity exchanges or boards of trade - known as “contract markets” - approved by the CFTC, and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The size of the initial margin is generally set by the exchange on which the contract is traded. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale transaction.

In most cases, futures contracts are closed out before the settlement date without the making or taking of delivery. A sale of a futures contract is closed out by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial futures contract sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

Index Futures. A Fund may purchase futures contracts on various securities indexes (“Index Futures”). A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

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A Fund may close open positions on an exchange on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of the last business day of the contract’s term are required to settle on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

Changes in the price of Index Futures may not correlate perfectly with movements in the relevant index due to market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, a disparity may arise between the price of foreign stock Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Interest Rate Futures. A Fund may engage in a variety of transactions involving the use of futures on interest rates, including in connection with a Fund’s investments in U.S. government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments. See “Foreign Currency Transactions” above for a description of the Funds’ use of options on currency futures.

A Fund’s ability to establish and close out options on futures contracts will depend on the development and maintenance of a liquid secondary market. The development and maintenance of a liquid secondary market is not certain.

Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, a Fund may realize a loss on the futures contract or the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the price of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

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A Fund also may purchase futures contracts (or options on them) as an anticipatory hedge against a possible increase in the price of a currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on several consecutive trading days. Short positions in Index Futures may be closed out only by purchasing a futures contract on the exchange on which the Index Futures are traded.

The successful use of futures contracts and related options for hedging and risk management also depends on the ability of the relevant Subadvisor to forecast correctly the direction and extent of exchange rate, interest rate, and stock and commodity price movements within a given time frame. For example, to the extent a Fund invests in fixed income securities and interest rates remain stable (or move in a direction opposite to that anticipated) during the period in which a futures contract or option is held by a Fund, the Fund would realize a loss on the futures transaction that is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return would be less than if it had not engaged in the hedging transaction.

As discussed above, a Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. Because such Fund is obligated to purchase the underlying instrument at a set price on a future date, the Fund’s NAV will fluctuate with the value of the instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against such counterparty but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (e.g., the definition of default) differently. If such a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be offset (or exceeded) by adverse changes in the exchange rate.

If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund also will incur losses if the securities or commodities index underlying the long futures position underperforms the securities or commodities index underlying the short futures position.

The Funds’ ability to engage in the options and futures strategies described above depends on the liquidity of the markets in those instruments. Trading interest in various types of options or futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. Furthermore, each Fund’s ability to engage in options and futures transactions may be limited by tax considerations.

Swap Contracts and Other Two-Party Contracts. Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as options, futures, and related options.

Swap Contracts. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap,” two parties agree to exchange

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returns (or differentials in rates of return) calculated on a “notional amount,” e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Interest Rate and Currency Swap Contracts. The parties to interest rate swaps agree to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). The parties to currency swaps agree to pay or receive fluctuations in the notional amount of two different currencies (e.g., an exchange of payments on fluctuations in the value of the U.S. dollar relative to the Japanese yen).

Equity Swap Contracts, Commodities Swap Contracts and Contracts for Differences. The parties to equity swap contracts agree to exchange returns calculated on a notional amount of an equity index (e.g., the S&P 500 Index), basket of equity securities, or individual equity security. The parties to commodity swap contracts agree to exchange returns on the notional amount of a commodity index (e.g., the Goldman Sachs Commodity Index), basket of commodities, or individual commodity.

If a Fund enters into an equity or commodity swap contract (long or short), the Fund’s NAV will fluctuate with changes in the value of the equity or commodity index, basket of equity securities or commodities, or individual equity security or commodity on which the swap is based. The fluctuation will be the same as it would be if the Fund had purchased or sold the notional amount of securities or commodities comprising the index, securities or commodities comprising the basket, or individual security or commodity, as the case may be.

Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or “baskets” of securities. Often, one or both “baskets” will be an established securities index. A Fund’s return is based on changes in value of theoretical, long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. A Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two legs of the contract. A Fund will only enter into contracts for differences (and analogous futures positions) when the Subadvisor believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. If the short basket outperforms the long basket, however, the Fund will realize a loss -- even in circumstances when the securities in both the long and short baskets appreciate in value.

Interest Rate Caps, Floors and Collars. The Funds may use interest rate caps, floors, and collars for the same or similar purposes as they use interest rate futures contracts and related options and, as a result, they will be subject to similar risks. See “Risks Associated with Options Transactions” and “Risks Associated with Futures Transactions” above. Like interest rate swap contracts, interest rate caps, floors, and collars are two-party agreements in which the parties agree to pay or receive interest on a notional principal amount. The purchaser of an interest rate cap receives interest payments from the seller to the extent that the return on a specified index exceeds a specified interest rate. The purchaser of an interest rate floor receives interest payments from the seller to the extent that the return on a specified index falls below a specified interest rate. The purchaser of an interest rate collar receives interest payments from the seller to the extent that the return on a specified index falls between two specified interest rates.

Total Return swaps. A Fund generally uses total return swaps to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the fixed income security, basket of securities, or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty, respectively.

Risk Factors in Swap Contracts, OTC Options and Other Two-Party Contracts. A Fund may close out a swap, contract for differences, cap, floor, collar, or OTC option only with the counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a Fund is

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subject to the risk that the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. The Subadvisors monitor the creditworthiness of OTC derivatives counterparties.

Typically, a Fund will enter into these transactions only with counterparties that, at the time it enters into a transaction, have long-term debt ratings of “A” or higher by S&P or Moody’s, or deemed creditworthy by the Subadvisor. Short-term derivatives may be entered into with counterparties that do not have long-term debt ratings if they have short-term debt ratings of “A-1” by S&P and/or a comparable rating by Moody’s.

Use Will Be Consistent with Applicable Regulatory Requirements. Each Fund’s use of financial futures contracts, options on futures contracts, and swaps will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC. Hedging and other strategic transactions involving futures contracts, options on futures contracts, and swaps will be purchased, sold or entered into primarily for bona fide hedging, risk management (including duration management) or appropriate portfolio management purposes, including gaining exposure to a particular securities market.

As of the date of this SAI, the Trust has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”), and neither Fund is presently a “commodity pool” the operator of which is registered with the CFTC. In 2012, however, the CFTC adopted certain rules and rule amendments that significantly affect the exclusion from the definition of CPO available to the Trust and/or the Advisor, and also expanded the universe of instruments subject to CFTC oversight to include swaps.

As of the date of this SAI, the compliance implications of the rule amendments are not yet fully evident and their scope of application is still uncertain. Accordingly, there is no certainty that the Trust, a Fund, the Advisor or other parties will be able to continue to rely on these exclusions and exemptions in the future, and one or more of them may determine to register as a CPO and operate subject to CFTC regulation with respect to the Fund. Additional CFTC regulation (or a choice to no longer use strategies that would trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

Credit Default Swap Agreements. The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which can run between six months and ten years but are typically structured between three and five years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Funds will enter into swap agreements only with counterparties who are rated investment grade by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Advisor to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to a Fund.

If a Fund enters into a credit default swap, the Fund may be required to report the swap as a “listed transaction” for tax shelter reporting purposes on the Fund’s federal income tax return. If the Internal Revenue Service (the “IRS”) were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

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The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd Frank Act and related regulatory developments have imposed several new requirements on swap market participants, including new registration and business conduct requirements on dealers that enter into swaps with certain clients, and the imposition of central clearing of certain swaps, Swap Options, and certain foreign exchange instruments including non-deliverable foreign exchange forwards. As of the date of this SAI, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect a Fund’s ability to enter into swaps in the OTC market. These developments could cause a Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. These additional CFTC regulations (or a choice to no longer use strategies that trigger additional regulation) may cause a Fund to change its investment strategies or to incur additional expenses.

Function of Derivatives in Funds. The Funds may use financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, may include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or OTC products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

Derivative Exposure. Generally, stocks constitute the majority of the holdings in each Fund, although derivative positions may comprise a significant portion of a Fund’s total assets.

Use of Derivatives by the Funds

Certain types of derivatives that may be used (this list is not all inclusive) by the Funds that invest in U.S. securities:

•	Options, futures contracts, and related options on securities indexes;

•	Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities;

•	Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; and

•	Contracts for differences, i.e., equity swaps that contain both long and short equity components.

Hedging

•	Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

•	Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without exposing it to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

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Investment

A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to “equitize” cash balances held by a Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). A Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Advisor believes is the optimal exposure to individual markets, sectors, and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Subadvisor believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Subadvisor believed that stocks of another industry would outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Equity derivatives used to effect synthetic sales and purchases generally will be unwound as actual portfolio securities are sold and purchased.

Certain types of derivatives that may be used (this list is not all inclusive) by the Funds that invest in foreign securities (other than foreign currency derivative transactions):

•	Options, futures contracts, and related options on securities indexes;

•	Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index, a single equity security, or a basket of securities;

•	Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index, a single equity security, or a basket of securities;

•	Contracts for differences, i.e., equity swaps that contain both long and short equity components; and

•	Warrants and rights.

Hedging

•	Traditional Hedging: A Fund may use short equity futures, related options, and short equity swap contracts to hedge against an equity risk already generally present in the Fund.

•	Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts to allow the Fund to dispose of securities in a more orderly fashion without exposing the Fund to leveraged loss in the interim.

No limit exists with respect to the absolute face value of derivatives used for hedging purposes.

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A Fund may use derivative instruments (particularly long futures contracts, related options, and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to “equitize” cash balances held by the Fund (e.g., creating equity exposure through the use of futures contracts or other derivative instruments). Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund often will purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund also may use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund’s underlying equity portfolio to a level the Advisor believes is the optimal exposure to individual countries and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options, and equity swap contracts to adjust the weight of the Fund to a level the Advisor believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund holds a large proportion of stocks of a particular market and the Subadvisor believes that stocks of another market will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short equity swap contracts and contracts for differences also may be used for these purposes. Often, a foreign currency forward will be used in conjunction with a long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Foreign Currency Derivative Transactions Employed by the Funds that invest in foreign securities:

•	Buying and selling spot currencies;

•	Forward foreign currency contracts;

•	Currency futures contracts and related options;

•	Options on currencies; and

•	Currency swap contracts.

Hedging

•	Traditional Hedging: A Fund may effect foreign currency transactions – generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies.

•	Anticipatory Hedging: When a Fund enters into a contract for the purchase of, or anticipates the need to purchase, a security denominated in a foreign currency, it may “lock in” the U.S. dollar price of the security by buying the foreign currency on the spot market or through the use of currency forwards or futures.

•	Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Subadvisor believes is highly correlated to the currency being hedged.

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

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Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund’s investment in securities denominated in that currency.

A Fund will typically not use derivative instruments to expose on a net basis more than 100% of its net assets to equity securities or markets. A Fund also will not hold net aggregate foreign currency exposure in excess of its net assets (except for temporary purposes due to large cash flows). A Fund’s foreign currency exposure may differ significantly, however, from the currency exposure represented by the Fund’s equity investments.

Risk of Potential Government Regulation of Derivatives

It is possible that additional government regulation of various types of derivative instruments, including futures, options on futures, and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, which could negatively impact the Fund. While many provisions of the Dodd-Frank Act are yet to be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon a Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which a Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

Short Sales. The Funds may engage in short sales “against the box”. In a short sale against the box, a Fund borrow securities from a broker-dealer and sells the borrowed securities, and at all times during the transaction, a Fund either own or has the right to acquire the same securities at no extra cost. If the price of the security has declined at the time a Fund is required to deliver the security, a Fund will benefit from the difference in the price. If the price of a security has increased, the Funds will be required to pay the difference.

The Funds also may sell a security it does not own in anticipation of a decline in the market value of that security (a “short sale”). To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds are then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. Until the security is replaced, the Funds are required to pay the lender any dividends or interest which accrues during the period of the loan. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Funds replace a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Funds will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Funds replaced the borrowed security. The Funds will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Funds may be required to pay in connection with a short sale.

Cash and Other High Quality Instruments. The Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of such assets on the custodian’s books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers’ acceptances, commercial paper, and bank certificates of deposit. The Funds seeks to minimize credit risk by investing only in high quality money market securities.

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Securities Lending. The Funds may lend their securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the loaned securities. The collateral will consist of cash (including U.S. dollars and foreign currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. Cash collateral may be invested by the Funds in a privately offered registered investment company subadvised by John Hancock Asset Management a division of Manulife Asset Management (US) LLC (“JHAM”), an affiliate of the Advisor, that is part of the same group of investment companies as the Funds and that is offered exclusively to Funds in the same group of investment companies. Investment of cash collateral offers the opportunity for a Fund to profit from income earned by this collateral pool, but also the risk of loss, should the value of a Fund’s shares in the collateral pool decrease below their initial value. The Funds will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadvisor does not recall the loaned securities, or if the borrower fails to return the recalled security in advance of the record date for the meeting.

The Funds have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.

Short-Term Trading and Portfolio Turnover. Short-term trading means the purchase and subsequent sale of a security after it has been held for a relatively brief period of time. The Funds may engage in short-term trading in response to stock market conditions, changes in interest rates or other economic trends and developments, or to take advantage of yield disparities between various fixed income securities in order to realize capital gains or improve income. Short-term trading may have the effect of increasing portfolio turnover rate. A high rate of portfolio turnover (100% or greater) involves correspondingly greater brokerage expenses. The Funds’ portfolio turnover rates are set forth in the table under the caption “Financial Highlights” in each Prospectus.

Market Instability. Events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to, the U.S. government’s placement of Fannie Mae and Freddie Mac under conservatorship (see “U.S. Government and Foreign Government Securities”), the bankruptcy filing of Lehman Brothers, Chrysler and General Motors, the sale of Merrill Lynch to Bank of America, the U.S. government support of American International Group and Citigroup, the sale of Wachovia to Wells Fargo, reports of credit and liquidity issues involving certain money market mutual funds, measures to address U.S. federal and state budget deficits, emergency measures by the U.S. and foreign governments banning short-selling, debt crises in the eurozone, and S&P’s downgrade of U.S. long-term sovereign debt. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

In addition to the unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It also may result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

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Natural Disasters and Adverse Weather Conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events. Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Gaming-Tribal Authority Investments. The Funds may invest in securities issued by gaming companies, including gaming facilities operated by Indian (Native American) tribal authorities. The value of a Fund’s investments in gaming companies is subject to legislative or regulatory changes, adverse market conditions, and/or increased competition affecting the gaming sector. Securities of gaming companies may be considered speculative, and generally exhibit greater volatility than the overall market. The market value of gaming company securities may fluctuate widely due to unpredictable earnings, due in part to changing consumer tastes and intense competition, strong reaction to technological developments, and the threat of increased government regulation.

Securities issued by Indian tribal authorities are subject to particular risks. Indian tribes enjoy sovereign immunity, which is the legal privilege by which the United States federal, state, and tribal governments cannot be sued without their consent. In order to sue an Indian tribe (or an agency or instrumentality thereof), the tribe must have effectively waived its sovereign immunity with respect to the matter in dispute. Certain Indian tribal authorities have agreed to waive their sovereign immunity in connection with their outstanding debt obligations. Generally, waivers of sovereign immunity have been held to be enforceable against Indian tribes. Nevertheless, if a waiver of sovereign immunity is held to be ineffective, claimants, including investors in Indian tribal authority securities (such as a Fund), could be precluded from judicially enforcing their rights and remedies.

Further, in most commercial disputes with Indian tribes, it may be difficult or impossible to obtain federal court jurisdiction. A commercial dispute may not present a federal question, and an Indian tribe may not be considered a citizen of any state for purposes of establishing diversity jurisdiction. The U.S. Supreme Court has held that jurisdiction in a tribal court must be exhausted before any dispute can be heard in an appropriate federal court. In cases where the jurisdiction of the tribal forum is disputed, the tribal court first must rule as to the limits of its own jurisdiction. Such jurisdictional issues, as well as the general view that Indian tribes are not considered to be subject to ordinary bankruptcy proceedings, may be disadvantageous to holders of obligations issued by Indian tribal authorities, including the Funds.

Interfund Lending. Pursuant to an exemptive order issued by the Securities and Exchange Commission, a Fund may lend money to, and borrow money from, other funds advised by the Advisor or any other investment adviser under common control with the Advisor, subject to the fundamental restrictions on borrowing and lending applicable to the Fund. A Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans, and will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional borrowing costs.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The following investment restrictions will not be changed with respect to either Fund without the approval of a majority of the Fund’s outstanding voting securities which, as used in the Prospectuses and the SAI, means the approval by the lesser of: (1) the holders of 67% or more of such Fund’s shares represented at a meeting if more than 50% of such Fund’s outstanding shares are present in person or by proxy at that meeting; or (2) more than 50% of such Fund’s outstanding shares. Unless otherwise noted, each investment restriction applies to each Fund.

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(1) The Fund may not borrow money except under the following circumstances: (i) the Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) the Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (iii) the Fund may enter into transactions that are technically borrowings under the 1940 Act, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls, and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that the Fund’s custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions.

Under current pronouncements of the staff of the SEC, the above types of transactions are not treated as involving senior securities so long as and to the extent that the Fund’s custodian earmarks and maintains liquid assets, such as cash, U.S. government securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(3) The Fund may not purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities.

(4) The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(5) The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) The Fund may not purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts on financial instruments and indices and options on such futures contracts and the portfolio may purchase and sell futures contracts on foreign currencies and options on such futures contracts. The Fund may also without limitation purchase and sell futures contracts, options on futures contracts, and options linked to commodities of all types, including physical commodities, and may enter into swap contracts and any other commodity-linked derivative instruments including those linked to physical commodities. Additionally, the Fund may indirectly invest in commodities, including physical commodities, by investing in other investment companies and/or other investment vehicles that invest entirely or substantially in commodities and/or commodity-linked investments.

(7) The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectuses will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Non-Fundamental Investment Restrictions. The following restrictions are designated as non-fundamental and may be changed by the Board without shareholder approval.

JHF III will not take any of the following actions with respect to either Fund or as indicated:

(1)	Buy or sell oil, gas, or other mineral leases, rights or royalty contracts.

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(2)	Invest for the purpose of exercising control over or management of any company.

(3)	Invest more than 15% of net assets in illiquid securities. For this purpose, “illiquid securities” may include certain restricted securities under the federal securities laws (including illiquid securities eligible for resale under Rules 144 or 144A), repurchase agreements, and securities that are not readily marketable. To the extent the Trustees determine that restricted securities eligible for resale under Rules 144 or 144A (safe harbor rules for resales of securities acquired under Section 4(2) private placements) under the 1933 Act, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most swap contracts, caps, floors, and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Board.

(4)	Pledge, hypothecate, mortgage, or otherwise encumber its assets in excess of 33 1/3% of the Fund’s total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

Investment Restrictions that May be Changed Only on 60 Days’ Notice to Shareholders. In order to comply with Rule 35d-1 under the 1940 Act, the 80% investment policy for each of the Funds is subject to change only upon 60 days’ prior notice to shareholders; refer to the applicable Prospectus for each Fund’s “Principal investment strategies.”

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each Fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of Fund securities during the fiscal year by the monthly average of the value of the Fund’s securities (excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

The portfolio turnover rates for the last two fiscal years for were as follows:

Fund	Year ended March 31, 2012	Year ended March 31, 2013
Disciplined Value Mid Cap	41%	[___]%
International Value Equity	21%	[___]%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted a Policy Regarding Disclosure of Portfolio Holdings, to protect the interests of the shareholders of the Funds and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Advisor, or the interests of the Subadvisors, principal underwriter or affiliated persons of the Advisor, Subadvisors or principal underwriter. The Trust’s general policy with respect to the release of the Funds’ portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to

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provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a “need to know” basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. The Trust applies its policy uniformly to all potential recipients of this information, including individual and institutional investors, intermediaries, affiliated persons of the Funds, and to all third party service providers and rating agencies.

Portfolio holdings information for the Funds that are not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. The Funds’ material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of the Funds to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Moody’s, S&P, Fitch, Morningstar and Lipper, Vestik (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over the Trust and its affiliates; and institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can be approved only by the Trust’s Chief Compliance Officer (“CCO”) or the CCO’s duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and (c) whether such disclosure is in the best interest of the shareholders.

As of the date of this SAI, the entities receiving information described in the preceding paragraph are: APL/Checkfree (daily portfolio accounting); Advent Software (third party reconciliation); BBH (third party reconciliation); BNY Mellon (middle office functions); BNP Paribas (holdings/activity, daily); Broadridge Financial Solutions, Inc. (proxy votes, daily); Capital Institutional Services, Inc. (rebalancing strategy); Electra Information Systems (third party reconciliation); Elkins McSherry LLC (BoNY) (commission tracking); SS&C Technologies (formerly EVARE) (holdings, daily and month end); FactSet (holdings, daily); RR Donnelley (FundSuite) (portfolio listings); GainsKeeper (wash sale & REIT adjustment monitoring); Goldman Sachs Agency Lending (holdings/pricing, daily); ITG Solutions Network, Inc. (trade execution analysis); Institutional Shareholder Services, Inc. (proxy voting); Mellon Bank NA (outsourcing back office operations); NASDAQ (NAVs, daily); PricewaterhouseCoopers LLP (holdings, various audit cycles); Proxy Edge (ADP) (proxy voting); RiskMetrics Group (proxy voting); SEI (OMS platform); State Street Bank and Trust Company (custody, pricing, daily); Thompson Financial (Baseline) (portfolio pricing); and Vestek (holdings, 30 day delay).

The CCO is required to pre-approve the disclosure of nonpublic information regarding the Funds’ portfolio holdings to any affiliated persons of the Trust. The CCO will use the same three considerations stated above before approving disclosure of the Funds’ nonpublic information to affiliated persons.

The CCO shall report to the Board whenever additional disclosures of the Funds’ portfolio holdings are approved. The CCO’s report shall be at the Board meeting following such approval. The CCO shall then provide annually a report to the Board regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of the Funds’ nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of the Trust, the CCO shall refer the conflict to the Board. The Board shall then permit such disclosure of the Funds’ nonpublic information only if in its reasonable business judgment it concludes that such disclosure will be in the best interests of the Trust’s shareholders.

The receipt of compensation by the Funds, the Advisor, the Subadvisors or an affiliate as consideration for disclosing the Funds’ nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

Registered investment companies and separate accounts that are advised or subadvised by the Subadvisors may have investment objectives and strategies and, therefore, portfolio holdings, that potentially are similar to those of the Funds. Neither such registered investment companies and separate accounts nor the Subadvisors are subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, and may be subject to different portfolio holdings

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disclosure policies. The Subadvisors may not, and the Trust’s Board cannot, exercise control over policies applicable to separate subadvised funds and accounts.

In addition, the Advisor or a Subadvisor may receive compensation for furnishing to separate account clients (including sponsors of wrap accounts) model portfolios, the composition of which may be similar to those of the Funds. Such clients have access to their portfolio holdings and are not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings. In general, the provision of portfolio management services and/or model portfolio information to wrap program sponsors is subject to contractual confidentiality provisions that the sponsor will only use such information in connection with the program, although there can be no assurance that this would be the case in an agreement between any particular Subadvisors that is not affiliated with the Advisor and a wrap account sponsor. Finally, the Advisor or the Subadvisors may distribute to investment advisory clients analytical information concerning a model portfolio, which information may correspond substantially to the characteristics of a particular Fund’s portfolio, provided that the applicable Fund is not identified in any manner as being the model portfolio.

The potential provision of information in the various ways discussed in the preceding paragraph is not subject to the Trust’s Policy Regarding Disclosure of Portfolio Holdings, as discussed above, and is not deemed to be the disclosure of the Funds’ nonpublic portfolio holdings information.

As a result of the Funds’ inability to control the disclosure of information as noted above, there can be no guarantee that this information would not be used in a way that adversely impacts the Funds. Nonetheless, the Funds have oversight processes in place to attempt to minimize this risk.

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF III, an open-end management investment company, is managed by the Board, including certain Trustees who are not “interested persons” (as defined by the 1940 Act) of the Funds (the “Independent Trustees”). The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Board. Several of the officers and Trustees of the Trust are also officers or directors of the Advisor, or officers or directors of the principal distributor to the Funds, John Hancock Funds, LLC (the “Distributor”). Each Trustee serves in a similar capacity for other John Hancock funds. The address of each Trustee and officer is 601 Congress Street, Boston, Massachusetts 02210. Each Trustee holds office for an indefinite term until his or her successor is duly elected and qualified or until he or she dies, retires, resigns, is removed or becomes disqualified.

The tables below present certain information regarding the Trustees and officers of JHF III, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. In addition, the table includes information concerning other directorships held by each Trustee in other registered investment companies or publicly traded companies. Information is listed separately for each Trustee who is an “interested person” (each a “Non-Independent Trustee”) and the Independent Trustees. As of [March 1], 2013, the “John Hancock Fund Complex” consisted of 234 funds (including separate series of series mutual funds): John Hancock Variable Insurance Trust (“JHVIT”) (94 funds); John Hancock Funds II (“JHF II”) (94 funds); JHF III (13 funds); and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds. Each Trustee was most recently elected to serve on the Board at a shareholder meeting held on November 13, 2012.

Interested Trustees
Name (Birth Year)	Position with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
James R. Boyle (1959)	Trustee (since 2012)	Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions); Chairperson and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock Investment Management Services, LLC (2005–2010). Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(1) (since 2012 and 2005–2010).	234
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Interested Trustees
Name (Birth Year)	Position with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Craig Bromley (1966)	Trustee (since 2012)	President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive Officer, Manulife Life Insurance Company (Manulife Japan) (2005–2012, including prior positions). Trustee, John Hancock Variable Insurance Trust, John Hancock Funds II and John Hancock retail funds(1) (since 2012).	234

Warren A. Thomson (1955)	Trustee (since 2012)	Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since 2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (2001–2013); Director and Chairperson, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock Variable Insurance Trust, John Hancock Funds II and John Hancock retail funds(1) (since 2012).	234

Independent Trustees

Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Charles L. Bardelis (1941)	Trustee (since 2012)	Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(1) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).	234

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Peter S. Burgess (1942)	Trustee (since 2012)	Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010); Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(1) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).	234

William H. Cunningham (1944)	Trustee (since 2006)

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009); Chairperson (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I, Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009); former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006); Trustee, John Hancock retail funds(1) (since 1986).

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Grace K. Fey (1946)	Trustee (since 2012)	Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008); Trustee, John Hancock retail funds(1) (since 2012).	234

Theron S. Hoffman (1947)	Trustee (since 2012)	Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003–2010); President, Westport Resources Management (consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head, Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008); Trustee, John Hancock retail funds(1) (since 2012).	234

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Deborah C. Jackson (1952)	Trustee (since 2008)

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).

Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock retail funds(1) (since 2008).

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Hassell H. McClellan (1945)	Trustee (since 2012)	Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984); Trustee, Virtus Variable Insurance Trust (formerly, Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010). Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005); Trustee, John Hancock retail funds(1) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).	234
James M. Oates (1946)	Trustee and Chairperson of the Board (since 2012)

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairperson and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairperson, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River Bancorp (since 1998); Director, Virtus Funds (formerly, Phoenix Mutual Funds) (since 1988).

Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005); Trustee and Chairperson of the Board, John Hancock retail funds(3) (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012).

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Independent Trustees
Name (Birth Year)	Position(s) with the Trust	Principal Occupation(s) and Other Directorships During the Past 5 Years	Number of Funds in John Hancock Fund Complex Overseen by Trustee
Steven R. Pruchansky (1944)	Trustee (since 2006) and Vice Chairperson of the Board (since 2012)

Chairperson and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991).

Trustee and Vice Chairperson of the Board, John Hancock retail funds(3), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds.(1)

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Gregory A. Russo (1949)	Trustee (since 2008)

Director and Audit Committee Chairperson (since 2012) and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairperson, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairperson, Industrial Markets, KPMG (1998–2002); Chairperson and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairperson of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairperson of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).

Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock retail funds(1) (since 2008).

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(1)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

Correspondence intended for any of the Trustees may be sent to the attention of the individual Trustee or to the Board c/o the Secretary of the Fund at 601 Congress Street, Boston, Massachusetts 02210. All communications addressed to the Board or individual Trustee will be logged and sent to the Board or individual Trustee. The Secretary may determine not to forward any letter to Trustees that does not relate to the business of the Fund.

Principal Officers who are not Trustees

The following table presents information regarding the current principal officers of JHF III who are not Trustees, including their principal occupations which, unless specific dates are shown, are of at least five years’ duration. Each of the officers is an affiliated person of the Advisor. All of the officers listed are officers or employees of the Advisor or its affiliates. All of the officers are officers of all of the other funds for which the Advisor serves as investment advisor.

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Principal Officers who are not Trustees

Name, (Birth Year)	Position(s) with the Trust	Officer since	Principal Occupation(s) During Past 5 Years
Hugh McHaffie (1959)	President	2012	Executive Vice President, John Hancock Financial Services (since 2006, including prior positions); Chairperson and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012); President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and Trustee (2010-2012), John Hancock retail funds(1); President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2009).
Andrew G. Arnott (1971)	Executive Vice President	2007	Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President, John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds(1) (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007, including prior positions).
Thomas M. Kinzler (1955)	Secretary and Chief Legal Officer	2006	Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel, John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds(1) and John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Francis V. Knox, Jr. (1947)	Chief Compliance Officer	2005	Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US) LLC (2005–2008).

Charles A. Rizzo (1957)	Chief Financial Officer	2007	Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds(1), John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007).

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Principal Officers who are not Trustees

Name, (Birth Year)	Position(s) with the Trust	Officer since	Principal Occupation(s) During Past 5 Years
Salvatore Schiavone (1965)	Treasurer	2009	Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds(1) (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2010 and 2007-2009, including prior positions).

(1)	“John Hancock retail funds” is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

Additional Information About the Trustees

In addition to the description of each Trustee’s Principal Occupation(s) and Other Directorships set forth above, the following provides further information about each Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each Trustee represent a diversity of experiences and a variety of complementary skills. Each Trustee has experience as a Trustee of the Trust as well as experience as a Trustee of other John Hancock funds. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Funds in a manner consistent with the best interests of the Funds’ shareholders. When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Charles L. Bardelis — As a director and former chief executive of an operating company, Mr. Bardelis has experience with a variety of financial, staffing, regulatory and operational issues. He also has experience as a director of publicly traded companies.

James R. Boyle — Through his positions as chairman and director of the Advisor, position as a senior executive of MFC, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Boyle has experience in the development and management of registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Craig Bromley — Through his positions as President and Chief Executive Officer of Manulife Life Insurance Company (Manulife Japan), positions as a senior executive of Manulife Financial, the Advisor’s parent company, and positions with other affiliates of the Advisor, Mr. Bromley has experience as a strategic business builder expanding product offerings and distribution, enabling him to provide valuable management input to the Board.

Peter S. Burgess — As a financial consultant and certified public accountant and a former partner in a major international public accounting firm, Mr. Burgess has experience in the auditing of financial services companies and mutual funds. He also has experience as a director of publicly traded operating companies.

William H. Cunningham — Mr. Cunningham has management and operational oversight experience as a former Chancellor and President of a major university. Mr. Cunningham regularly teaches a graduate course in corporate governance at the law school and the Red McCombs School of Business at The University of Texas at Austin. He also has oversight and corporate governance experience as a current and former director of a number of operating companies, including an insurance company.

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Grace K. Fey — As a consultant to nonprofit and corporate boards, and as a former director and executive of an investment management firm, Ms. Fey has experience in the investment management industry. She also has experience as a director of an operating company.

Theron S. Hoffman — As a consultant and as a former senior executive of several large public and private companies, including a global reinsurance company and a large investment management firm, Mr. Hoffman has extensive experience in corporate governance, business operations and new product development.  In addition, his prior service as chair of corporate pension trusts has given him experience in the oversight of investment managers.

Deborah C. Jackson — Ms. Jackson has management and operational oversight experience as the president of a college and as the former chief executive officer of a major charitable organization. She also has oversight and corporate governance experience as a current and former director of various corporate organizations, including a bank, an insurance company and a regional stock exchange, and nonprofit entities.

Hassell H. McClellan — As a professor in the graduate management department of a major university and as a former director of several privately held companies, Mr. McClellan has experience in corporate and financial matters. He also has experience as a director of other investment companies not affiliated with the Trust.

James M. Oates — As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. Mr. Oates previously served as chief executive officer of two banks. He also has experience as a director of publicly traded companies and investment companies not affiliated with the Trust.

Steven R. Pruchansky — Mr. Pruchansky has entrepreneurial, executive and financial experience as a chief executive officer of an operating services company and a current and former director of real estate and banking companies.

Gregory A. Russo — As a certified public accountant and former partner in a major independent registered public accounting firm, Mr. Russo has accounting and executive experience. He also has experience as a current and former director of various operating entities.

Warren A. Thomson — Through his positions as Chairman of Manulife Asset Management and Chief Investment Officer of MFC, the Advisor’s parent company, Mr. Thomson has experience in the management of investments, registered investment companies, variable annuities and retirement products, enabling him to provide management input to the Board.

Duties and Compensation of Trustees

The Trust is organized as a Massachusetts business trust. Under the Declaration of Trust, the Trustees are responsible for managing the affairs of the Trust, including the appointment of advisors and subadvisors. Each Trustee has the experience, skills, attributes or qualifications described above (see “Principal Occupation(s) and Other Directorships” and “Additional Information About the Trustees” above). The Board appoints officers who assist in managing the day-to-day affairs of the Trust. The Board met [six] times during the latest fiscal year.

The Board has appointed an Independent Trustee as Chairperson. The Chairperson presides at meetings of the Trustees, and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairperson participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also acts as a liaison with the Funds’ management, officers, attorneys, and other Trustees generally between meetings. The Chairperson may perform such other functions as may be requested by the Board from time to time. Except for any duties specified in this SAI or pursuant to the Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of a Trustee as Chairperson does not impose on that Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on any other Trustee, generally. The Board has designated a number of standing committees as further described below, each of which has a Chairperson. The Board also may designate working groups or ad hoc committees as it deems appropriate.

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The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board considers leadership by an Independent Trustee as Chairperson to be integral to promoting effective independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests, given the specific characteristics and circumstances of the Funds. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having interested persons serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process. In addition, the Board believes that Messrs. Boyle, Bromley and Thomson, as senior executives of MFC, the parent company of the Advisor and the Distributor, and of other affiliates of JHIMS and the Distributor, provide the Board with the perspective of JHIMS and the Distributor in managing and sponsoring all of the Trust’s series. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Committees

The Board has established an Audit Committee; Compliance Committee; Contracts, Legal & Risk Committee; Nominating and Governance Committee; and Investment Committee.

The current membership of each committee is set forth below. As Chairperson of the Board, Mr. Oates is considered an ex officio member of each committee and, therefore, is able to attend and participate in any committee meeting, as appropriate.

Audit Committee. The Board has a standing Audit Committee composed solely of Independent Trustees (Messrs. Bardelis, Burgess and Hoffman). Mr. Burgess serves as Chairperson of this Committee. This Committee met [four] times during the Trust’s last fiscal year to review the internal and external accounting and auditing procedures of the Trust and, among other things, to consider the selection of an independent registered public accounting firm for the Trust, to approve all significant services proposed to be performed by its independent registered public accounting firm and to consider the possible effect of such services on its independence.

Compliance Committee. The Board also has a standing Compliance Committee (Ms. Jackson and Messrs. Cunningham and McClellan). This Committee reviews and makes recommendations to the full Board regarding certain compliance matters relating to the Trust. Mr. McClellan serves as Chairperson of this Committee. This Committee met [four] times during the last fiscal year.

Contracts, Legal & Risk Committee. The Board also has a standing Contracts, Legal & Risk Committee (Ms. Fey and Messrs. Pruchansky and Russo). This Committee oversees the initiation, operation, and renewal of the various contracts between the Trust and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer agency agreements and arrangements with other service providers. The Committee also reviews the significant legal affairs of the Funds, as well as any significant regulatory and legislative actions or proposals affecting or relating to the Funds or their service providers. The Committee also assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the Subadvisor identify, manage and report the various risks that affect or could affect the Funds. Mr. Russo serves as Chairperson of this Committee. The Contracts, Legal & Risk Committee was formed recently and did not meet during the last fiscal year.

Nominating and Governance Committee. The Board also has a Nominating and Governance Committee (formerly known as the Nominating, Governance & Administration Committee) composed of all of the Independent Trustees. This Committee did not meet during the last fiscal year. This Committee will consider nominees recommended by Trust shareholders. Nominations should be forwarded to the attention of the Secretary of the Trust at 601 Congress Street, Boston, Massachusetts 02210. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in order to be considered by this Committee.

Investment Committee. The Board also has an Investment Committee composed of all of the Trustees. The Investment Committee has four subcommittees with the Trustees divided among the four subcommittees (each an “Investment Sub-Committee”). Each Investment Sub-Committee reviews investment matters relating to a particular

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group of funds and coordinates with the full Board regarding investment matters. Ms. Fey and Messrs. Hoffman, Bardelis and Cunningham serve as Chairpersons of the Investment Sub-Committees. In addition, the Chairperson of the Board serves on each Investment Sub-Committee as an ex officio member. Each Investment Sub-Committee in existence during the last fiscal year (formerly known as Investment Committees) met [five] times during that fiscal year. One Investment Sub-Committee was formed recently and did not meet during the last fiscal year.

Annually, the Board evaluates its performance and that of its Committees, including the effectiveness of the Board’s Committee structure.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including investment risks (such as, among others, market risk, credit risk and interest rate risk), financial risks (such as, among others, settlement risk, liquidity risk and valuation risk), compliance risks, and operational risks. As a part of its overall activities, the Board oversees the Funds’ risk management activities that are implemented by the Advisor, the Funds’ Chief Compliance Officer (“CCO”) and other service providers to the Funds. The Advisor has primary responsibility for the Funds’ risk management on a day-to-day basis as a part of its overall responsibilities. The Funds’ subadvisor, subject to oversight of the Advisor, is primarily responsible for managing investment and financial risks as a part of its day-to-day investment responsibilities, as well as operational and compliance risks at its firm. The Advisor and the CCO also assist the Board in overseeing compliance with investment policies of the Funds and regulatory requirements, and monitor the implementation of the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

The Advisor identifies to the Board the risks that it believes may affect the Funds and develops processes and controls regarding such risks. However, risk management is a complex and dynamic undertaking and it is not always possible to comprehensively identify and/or mitigate all such risks at all times since risks are at times impacted by external events. In discharging its oversight responsibilities, the Board considers risk management issues throughout the year with the assistance of its various Committees as described below. Each Committee meets at least quarterly and presents reports to the Board, which may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board as a whole also reviews written reports or presentations on a variety of risk issues as needed and may discuss particular risks that are not addressed in the Committee process.

The Board has established an Investment Committee, which consists of four Investment Sub-Committees. Each Investment Sub-Committee assists the Board in overseeing the significant investment policies of the relevant Funds and the performance of their subadvisors. With respect to the Funds of Funds, the Board as a whole directly oversees the significant investment policies and the performance of the Advisor and the subadvisors. The Advisor monitors these policies and subadvisor activities and may recommend changes in connection with the Funds to each relevant Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) in response to subadvisor requests or other circumstances. On at least a quarterly basis, each Investment Sub-Committee (or the Board as a whole, in cases of Funds of Funds) reviews reports from the Advisor regarding the relevant Funds’ investment performance, which include information about investment and financial risks and how they are managed, and from the CCO regarding subadvisor compliance matters. In addition, each Investment Sub-Committee (or, in certain cases, the Board as a whole) meets periodically with the portfolio managers of the Funds’ subadvisors to receive reports regarding management of the Funds, including with respect to risk management processes.

The Audit Committee assists the Board in reviewing with the independent auditors, at various times throughout the year, matters relating to the Funds’ financial reporting. In addition, this Committee oversees the process of each Fund’s valuation of its portfolio securities, with day-to-day responsibility for valuation determinations having been delegated to the Funds’ Pricing Committee (comprised of officers of the Trust).

The Compliance Committee assists the Board in overseeing the activities of the Trust’s CCO with respect to the compliance programs of the Funds, the Advisor, the subadvisors, and certain of the Funds’ other service providers (the Distributor and transfer agent). This Committee and the Board receive and consider periodic reports from the CCO throughout the year, including the CCO’s annual written report, which, among other things, summarizes material compliance issues that arose during the previous year and any remedial action taken to address these issues, as well as any material changes to the compliance programs.

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The Contracts, Legal & Risk Committee assists the Board in its oversight role with respect to the processes pursuant to which the Advisor and the subadvisors identify, assess, manage and report the various risks that affect or could affect the Funds. This Committee reviews reports from the Funds’ Advisor on a periodic basis regarding the risks facing the Funds, and makes recommendations to the Board concerning risks and risk oversight matters as the Committee deems appropriate. This Committee also coordinates with the other Board Committees regarding risks relevant to the other Committees, as appropriate.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the Advisor communicate with the Chairperson of the Board, the relevant Committee Chair, or the Trust’s CCO, who is directly accountable to the Board. As appropriate, the Chairperson of the Board, the Committee Chairs and the Trustees confer among themselves, with the Trust’s CCO, the Advisor, other service providers, external fund counsel, and counsel to the Independent Trustees, to identify and review risk management issues that may be placed on the full Board’s agenda and/or that of an appropriate Committee for review and discussion.

In addition, in its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Advisor, the subadvisors and the Distributor relating to their operational capabilities, financial condition, risk management processes and resources.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

The Advisor also has its own, independent interest in risk management. In this regard, the Advisor has appointed a Risk and Investment Operations Committee, consisting of senior personnel from each of the Advisor’s functional departments. This Committee reports periodically to the Board and the Contracts, Legal & Risk Committee on risk management matters. The Advisor’s risk management program is part of the overall risk management program of John Hancock, the Advisor’s parent company. John Hancock’s Chief Risk Officer supports the Advisor’s risk management program, and at the Board’s request will report on risk management matters.

Compensation of Trustees and Officers

JHF III pays fees only to its Independent Trustees. Trustees also are reimbursed for travel and other out-of-pocket expenses. Each Independent Trustee receives in the aggregate from the Trust and the other open-end funds in the John Hancock Funds Complex an annual retainer of $210,000, a fee of $15,000 for each regular meeting of the Trustees that he or she attends in person and a fee of $2,500 for each special meeting of the Trustees that he or she attends in person. The Chairperson of the Board receives an additional retainer of $150,000. The Vice Chairperson of the Board receives an additional retainer of $10,000. The Chairperson of each of the Audit Committee, Compliance Committee and Contracts, Legal & Risk Committee receives an additional $30,000 retainer. The Chairperson of each Investment Sub-Committee receives an additional $10,000 retainer.

The following table provides information regarding the compensation paid by JHF III and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services during JHF III’s fiscal year ended March 31, 2013.

Compensation Table (1)

Name of Trustee	Total Compensation from JHF III	Total Compensation from JHF III and the John Hancock Fund Complex
Independent Trustees(2)
Charles L. Bardelis	$[____]	$[____]
Peter S. Burgess	$[____]	$[____]
William H. Cunningham	$[____]	$[____]
Grace K. Fey	$[____]	$[____]
Theron S. Hoffman	$[____]	$[____]
Deborah C. Jackson	$[____]	$[____]
Hassell H. McClellan	$[____]	$[____]
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Name of Trustee	Total Compensation from JHF III	Total Compensation from JHF III and the John Hancock Fund Complex
James M. Oates	$[____]	$[____]
Steven R. Pruchansky	$[____]	$[____]
Gregory A. Russo	$[____]	$[____]
Non-Independent Trustee
James R. Boyle	$0	$0
Craig Bromley	$0	$0
Warren A. Thomson	$0	$0

____________

(1)	Compensation received for services as a Trustee for the fiscal year ended [March 31, 2013]. JHF III does not have a pension or retirement plan for any of its Trustees or officers. With respect to Messrs. Cunningham and Pruchansky, the John Hancock Fund Complex compensation for this period included fees deferred under the John Hancock Deferred Compensation Plan for Independent Trustees (the “Deferred Compensation Plan”) with a value as of March 31, 2013 of $[280,411] and $[424,025], respectively. Under the Deferred Compensation Plan, which was terminated in November 2012, Messrs. Cunningham and Pruchansky had elected to have their deferred fees invested in shares of one or more funds in the John Hancock Fund Complex, with the amounts ultimately payable to them under the Deferred Compensation Plan to be determined based upon the performance of such investments. Deferral of Trustees’ fees did not obligate the John Hancock funds to retain the services of either such Trustee or obligate such funds to pay any particular level of compensation to the Trustee. Under these circumstances, each such Trustee was not the legal owner of the underlying shares, but did realize any positive or negative return on those shares to the same extent as all other shareholders. It is expected that, as a result of the termination of the Deferred Compensation Plan, the amounts remaining in the Deferred Compensation Plan for these Trustees will be paid in full in January 2014.

(2)	Messrs. Bardelis, Burgess, Hoffman, McClellan and Oates and Ms. Fey began service as Trustees of JHF III as of December 1, 2012.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the John Hancock Fund Complex overseen by a Trustee, owned beneficially by the Trustees as of December 31, 2012. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Trustees may own shares beneficially through group annuity contracts. Exact dollar amounts of securities held are not listed in the table. Rather, the ranges are identified according to the following key:

A-$0
B -$1 up to and including $10,000
C -$10,001 up to and including $50,000
D -$50,001 up to and including $100,000
E -$100,001 or more

Trustees	Disciplined Value Mid Cap Fund	International Value Equity Fund	John Hancock Fund Complex
Independent Trustees*
Charles L. Bardelis			E
Peter S. Burgess			E
William H. Cunningham			E
Grace K. Fey			E
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Trustees	Disciplined Value Mid Cap Fund	International Value Equity Fund	John Hancock Fund Complex
Theron S. Hoffman			E
Deborah C. Jackson			E
Hassell H. McClellan			E
James M. Oates			E
Steven R. Pruchansky			E
Gregory A. Russo			E
Non-Independent Trustees*
James R. Boyle			E
Craig Bromley			D
Warren A. Thomson			E

____________

*	Messrs. Bardelis, Boyle, Bromley, Burgess, Hoffman, McClellan, Oates and Thomson and Ms. Fey began service as Trustees as of December 1, 2012.

SHAREHOLDERS OF THE FUNDS

Class R1, Class R3, Class R4 and Class R5 of Disciplined Value Mid Cap Fund and Class R2, Class R4 and Class R6 shares of International Value Equity Fund will commence operations on or following the date of this SAI and, therefore, the Advisor will own all the outstanding shares of these classes of the Funds on the commencement date of operations of these classes, and will be deemed to control these classes of shares of the Funds.

As of the date of this SAI, the following shareholders owned of record or beneficially 5% or more of the outstanding classes of shares of the Funds, as indicated in the following table. Shareholders that own beneficially more than 25% of the outstanding shares of any particular class of Fund shares are presumed to control that class of Fund shares.

[TO BE UPDATED]

As of the date of this SAI, the Trustees and officers of the Trust in the aggregate, beneficially owned less than 1% of the outstanding shares of any class of shares of either Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement. The Advisor is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The ultimate parent of the Advisor is MFC based in Toronto, Canada. MFC is the holding company of Manulife Financial and its subsidiaries. The Advisor is registered as an investment adviser under the Advisers Act.

The Funds have entered into an investment management contract (the “Advisory Agreement”) with the Advisor. Pursuant to the Advisory Agreement, the Advisor provides investment advisory services to the Funds. Non-advisory services are provided under a Service Agreement, as discussed below.

As compensation for its advisory services under the Advisory Agreement, the Advisor receives a fee from the Trust computed separately for each Fund. The amount of the advisory fee is determined by applying the daily equivalent of an annual fee rate to the net assets of each Fund.

Pursuant to the Advisory Agreement, the Advisor selects, contracts with, and compensates Subadvisors to manage the investment and reinvestment of the assets of the Funds. The Advisor monitors each Subadvisor’s management of the relevant Fund’s investment operations in accordance with the investment objectives and related policies of the Funds, reviews the performance of such Subadvisors, and reports periodically on such performance to the Board.

Each Fund bears all the costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements, and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares;

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brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a Fund’s plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Fund; the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Advisor or any of their affiliates; expenses of Trustees’ and shareholders’ meetings; trade association memberships (as explicitly approved by the Trustees); insurance premiums; and any extraordinary expenses.

Securities held by a Fund also may be held by other funds or investment advisory clients for which the Advisor or its affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more other funds or clients are selling the same security. If opportunities for purchase or sale of securities by the Advisor for a Fund or for other funds or clients for which the Advisor renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Advisor or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Pursuant to the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its obligations and duties under the Agreement.

Under the Advisory Agreement, a Fund may use the name “John Hancock” or any name derived from or similar to it only for so long as the Agreement or any extension, renewal or amendment thereof remains in effect. If the Agreement is no longer in effect, the Fund (to the extent that it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Advisor. In addition, the Advisor or Manulife may grant the nonexclusive right to use the name “John Hancock” or any similar name to any other corporation or entity, including but not limited to any investment company of which Manulife or any subsidiary or affiliate thereof or any successor to the business of any subsidiary or affiliate thereof shall be the investment adviser.

The following tables show the advisory fee that each Fund incurred and paid to the Advisor for the fiscal years ended March 31, 2011, March 31, 2012 and March 31, 2013.

Fund	Year ended March 31, 2011
	Gross Fees	Waivers	Net Fees
Disciplined Value Mid Cap Fund*	$ 1,110,139	$ (65,034)	$ 1,045,105
International Value Equity Fund**	$ 11,625	$ (11,625)	$ 0

* For the seven-month period ended March 31, 2011.

** For the five-month period ended March 31, 2011.

Fund	Year ended March 31, 2012
	Gross Fees	Waivers	Net Fees
Disciplined Value Mid Cap Fund	$ 6,078,746	$ (163,482)	$ 5,915,264
International Value Equity Fund	$ 311,174	$ (72,585)	$ 220,355

Fund	Year ended March 31, 2013
	Gross Fees	Waivers	Net Fees
Disciplined Value Mid Cap Fund	$[_______]	$[_______]	$[_______]
International Value Equity Fund	$[_______]	$[_______]	$[_______]

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Subadvisory Arrangements

JHAM and Robeco Investment Management, Inc. (“Robeco”) serve as Subadvisors to the Funds. Each Subadvisor provides investment management services to the Funds pursuant to subadvisory agreements with the Advisor. Under the terms of each subadvisory agreement, the Subadvisor manages the investment and reinvestment of the assets of its relevant Fund, subject to the supervision of the Board and the Advisor. Each Subadvisor formulates a continuous investment program for each of its relevant Funds consistent with the Fund’s investment objective and policies, as outlined in the relevant Prospectus. Each Subadvisor implements this program by purchases and sales of securities and regularly reports to the Advisor and the Board with respect to the implementation of the program. Each Subadvisor, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of its relevant Funds.

Robeco Business Arrangement. In connection with the reorganization of Robeco Boston Partners Large Cap Value Fund into John Hancock Disciplined Value Fund JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to another registered investment company, including funds of certain competitors of JHIMS that have similar investment strategies to those it manages for JHIMS for a certain period of time. As a further part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Disciplined Value Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for the Fund is terminated within a three-year period after the closing of the reorganization. Neither JHF III nor either of John Hancock Disciplined Value Fund or Robeco Boston Partners Large Cap Value Fund is a party to any of these arrangements, and they are not binding upon either of these funds or their respective Boards of Trustees. These arrangements present certain conflicts of interest, however, because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreement for as long as these arrangements remain in effect. In approving the Fund’s advisory and subadvisory agreements, the JHF III Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.

In connection with the reorganization of Robeco Partners Mid Cap Value Fund to John Hancock Disciplined Value Mid Cap Fund, JHIMS and Robeco have entered into an overall business arrangement under which Robeco has agreed not to offer investment management services to another registered investment company of certain competitors of JHIMS that have similar investment strategies to those it manages for JHIMS for a certain period of time. As part of this arrangement, JHIMS has agreed that, under certain circumstances, it (and not John Hancock Disciplined Value Mid Cap Fund or JHF III) will pay to Robeco a specified amount if the Robeco subadvisory agreement for the Fund is terminated within a three-year period after the closing of the reorganization. Neither JHF III nor either of John Hancock Disciplined Value Mid Cap Fund or Robeco Boston Partners Mid Cap Value Fund is a party to any of these arrangements, and they are not binding upon either of these funds or their respective Boards of Trustees. These arrangements present certain conflicts of interest, however, because JHIMS has a financial incentive to support the continuation of the Robeco subadvisory agreement for as long as these arrangements remain in effect. In approving John Hancock Disciplined Value Mid Cap Fund’s advisory and subadvisory agreements, the Board, including the Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of JHIMS to Robeco.

Affiliated Subadvisors.

The Advisor and JHAM (“Affiliated Subadvisor”), are controlled by Manulife Financial.

Advisory arrangements involving Affiliated Subadvisors may present certain potential conflicts of interest. For each Fund subadvised by an Affiliated Subadvisor, Manulife Financial will benefit not only from the net advisory fee retained by the Advisor but also from the subadvisory fee paid by the Advisor to the Affiliated Subadvisor. Consequently, Manulife Financial may be viewed as benefiting financially from: (i) the appointment of or continued service of Affiliated Subadvisors to manage the Funds; and (ii) the allocation of the assets of the Portfolio to the Funds having Affiliated Subadvisors. However, the Advisor, in recommending to the Board the appointment or continued service of Affiliated Subadvisors, and the Affiliated Subadvisors, in allocating the assets of the Portfolio, have a fiduciary duty to act in the best interests of the Funds and their shareholders. In addition, under JHF III’s “Manager of Managers” exemptive order received from the SEC, JHF III is required to obtain shareholder approval

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of any subadvisory agreement appointing an Affiliated Subadvisor as the subadvisor to a Fund (in the case of a new Fund, the initial sole shareholder of the Fund, an affiliate of the Advisor and MFC, may provide this approval). The Independent Trustees are aware of and monitor these potential conflicts of interest.

Amount of Subadvisory Fees Paid. The Advisor paid aggregate subadvisory fees of $[8,44,379], $[12,530,451] and $[_______] for the fiscal years ended March 31, 2010, March 31, 2011, and March 31, 2013, respectively. These amounts were allocated among the relevant Funds as follows:

Fund	Period ended March 31, 2011	Period ended March 31, 2012	Period ended March 31, 2013
Disciplined Value Mid Cap Fund	$485,686*	$2,615,114	$[_______]
International Value Equity Fund	$1,772**	$ 155,137	$[_______]

*For the seven-month period ended 3-31-11. The Fund changed its fiscal year end from August 31 to March 31.

**For the five-month period ended 3-31-11. The Fund changed its fiscal year end from October 31 to March 31.

A discussion regarding the basis for the Board’s approval of the investment advisory and subadvisory agreements of the Funds is available in the semiannual report to shareholders for the fiscal year ended September 30, 2012.

Service Agreement. The Funds operate under a Service Agreement with JHIMS dated July 1, 2009 under which JHIMS provides non-advisory services to the Funds, which include, but are not limited to, legal, tax, accounting, valuation, financial reporting and performance, compliance, service provider oversight, portfolio and cash management, SEC filings, graphic design, and other services that are not investment advisory in nature. JHIMS is reimbursed for its costs in providing these services to the Funds.

JHIMS is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Service Agreement relates, except losses resulting from willful misfeasance, bad faith or negligence by JHIMS in the performance of its duties or from reckless disregard by John Hancock of its obligations under the Agreement.

The Service Agreement had an initial term of two years, and may continue thereafter so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Independent Trustees. The Trust, on behalf of any or all of the Funds, or JHIMS may terminate the Agreement at any time without penalty on 60 days’ written notice to the other party. The Agreement may be amended by mutual written agreement of the parties, without obtaining shareholder approval.

The following tables detail payments for non-advisory services made to JHIMS under the Service Agreement for the periods indicated:

Fund	Fiscal Year ended March 31, 2011
Disciplined Value Mid Cap Fund	$ 19,211*
International Value Equity Fund	$ 57**

*For the seven-month period ended March-31, 2011. The Fund changed its fiscal year end from August 31 to March 31.

**For the five-month period ended March-31, 2011. The Fund changed its fiscal year end from October 31 to March 31. Does not include payments for non-advisory services made to the predecessor fund’s adviser.

March 31 FYE Funds	Fiscal Year ended March 31, 2012
Disciplined Value Mid Cap Fund	$ 133,771
International Value Equity Fund	$ 9,913

Fund	Fiscal Year Ended March 31, 2013
Disciplined Value Mid Cap Fund	$[_______]
International Value Equity Fund	$[_______]

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Other Services

Proxy Voting Policies. JHF III’s proxy voting policies and procedures (the “Trust’s Procedures”) delegate to the subadvisors the responsibility to vote all proxies relating to securities held by the Funds in accordance with the subadvisors’ proxy voting policies and procedures. A Subadvisor has a duty to vote such proxies in the best interests of each Fund and its shareholders. Complete descriptions of the Trust’s Procedures and the proxy voting procedures of the Subadvisors are set forth in Appendix C to this SAI.

It is possible that conflicts of interest could arise for a Subadvisor when voting proxies. Such conflicts could arise, for example, when the Subadvisor or its affiliate has a client or other business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when JHF III, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event that a Subadvisor becomes aware of a material conflict of interest, JHF III’s Procedures generally require the Subadvisor to follow any conflicts procedures that may be included in the Subadvisor’s proxy voting procedures. Although conflicts procedures will vary among Subadvisors, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each Subadvisor are set forth in its proxy voting procedures included in Appendix C. While these conflicts procedures may reduce, they will not necessarily eliminate, any influence on proxy voting of conflicts of interest.

Although each Subadvisor has a duty to vote all proxies on behalf of the Funds it manages, it is possible that a Subadvisor may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person (rather than by proxy) is required. In addition, if the voting of proxies for shares of a security prohibits a Subadvisor from trading the shares in the marketplace for a period of time, the Subadvisor may determine that it is not in the best interests of the Fund to vote the proxies. A Subadvisor also may choose not to recall securities that have been loaned in order to vote proxies for shares of the security, since the Fund would lose security lending income if the securities were recalled.

Information regarding how JHF III voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Treasurer); and (2) on the SEC’s website at www.sec.gov.

Personnel of the Advisor and its affiliates may trade securities for their personal accounts. A Fund also may hold, or may be buying or selling, the same securities. To prevent a Fund from being disadvantaged, the Advisor, each Subadvisor, principal underwriter and Fund have adopted a Code of Ethics that restricts the trading activity of those personnel.

DISTRIBUTION CONTRACTS

JHF III has a Distribution Agreement with John Hancock Funds, LLC (the “Distributor”). Under the Agreement, the Distributor is obligated to use its best efforts to sell shares of each class of each Fund. Shares of each Fund are also sold by selected broker-dealers, banks and registered investment advisors (“Selling Firms”) that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any. Class R6 shares of certain Funds are offered without a front-end sales load or contingent deferred sales charge (“CDSC”). In connection with the sale of certain other classes of the Funds’ shares, the Distributor and the Selling

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Firms receive compensation from sales charges imposed, in the case of, Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the Selling Firm receives compensation immediately but the Distributor is compensated on a deferred basis. Neither the Distributor nor Selling Firms receive any compensation with respect to the sale of Class R6 shares of the Funds.

Unlike other classes of each Fund’s shares, Class R6 shares of each Fund are not subject to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a “Rule 12b-1 Plan”). Expenses associated with the obligation of the Distributor to use its best efforts to sell Class R6 shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under the Rule 12b-1 Plan for any other class of shares.

With respect to the Funds’ other share classes, the Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. These payments are sometimes referred to as “revenue sharing.” No such payments are made with respect to the Funds’ Class R6 shares.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as effecting portfolio transactions for a Fund If a firm provides these services, the Advisor or the Funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the Funds.

Distribution Plans. The Funds have adopted Distribution Plans with respect to each class of shares (other than Class I, Class I2, Class NAV and Class R6) (the “Rule 12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plans, the Funds pay distribution and service fees at an aggregate annual rate of up to 0.50% for Class R1 shares, 0.25% for Class R2 shares, 0.50% for Class R3 shares, 0.25% for Class R4 shares, and 0.00% for Class R5 shares of the Fund’s average daily net assets attributable to shares of the respective class of shares. [The Distributor has contractually agreed to limit the distribution and service fees for Class R4 shares of the Funds to 0.15% of the average daily net assets of Class R4 shares of each Fund until at least June 30, 2014.]

The distribution fees will be used to compensate the Distributor for its distribution expenses, including but not limited to: (i) initial and ongoing sales compensation to Selling Firms and others (including affiliates of the Distributor) engaged in the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees will be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders.

Each Fund pays, and will continue to pay, a management fee to the Advisor pursuant to the Advisory Agreement between the Funds and the Advisor. The Advisor may use its management fee revenue, as well as its past profits or its other resources from any other source, to make payments with respect to any expenses incurred in connection with the distribution of shares. To the extent that the payment of management fees by a Fund to the Advisor should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by the appropriate Rule 12b-1 Plan.

The Rule 12b-1 Plans and all amendments have been approved by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans, by votes cast in person at meetings called for the purpose of voting on these Plans.

Pursuant to the Rule 12b-1 Plans, at least quarterly, the Distributor provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Board reviews these reports on a quarterly basis to determine the continued appropriateness of such payments.

The Rule 12b-1 Plans provide that they will continue in effect only so long as each such Plan’s continuance is approved at least annually by a majority of both the Board and the Independent Trustees. The Rule 12b-1 Plans provide that they may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and (b) by a vote of a majority of the Fund’s outstanding shares of the applicable class upon 60 days’ written notice to the

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Distributor. Each Plan further provides that it may not be amended to increase the maximum amount of the fees described therein without the approval of a majority of the outstanding shares of the class of the Fund that has voting rights with respect to that Plan. Each Rule 12b-1 Plan provides that no material amendment to the Plan will be effective unless it is approved by a majority vote of the Board and the Independent Trustees. The holders Class R1, Class R2, Class R3, Class R4 and Class R5 shares have exclusive voting rights with respect to the Rule 12b-1 Plan applicable to their respective class of shares. In adopting the Rule 12b-1 Plans, the Board, including the Independent Trustees, concluded that, in their judgment, there is a reasonable likelihood that the Plans will benefit the holders of the applicable class of shares of the Fund.

Class R6 shares of the Funds are not subject to any Rule 12b-1 Plans. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class R6 shares will be paid by the Advisor or by the Distributor and will not be paid from the fees paid under Class R1, Class R2, Class R3, Class R4, or Class R5 share Rule 12b-1 Plans for any other class of shares.

Each Fund, as applicable, has also adopted a separate Service Plan with respect to each of its Class R1, Class R2, Class R3, Class R4 and Class R5 shares (the “Service Plan”). The Service Plan authorizes a Fund to pay securities dealers, plan administrators or other service organizations who agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to a specified percentage of the Funds’ average daily net assets attributable to the applicable class of shares held by such plan participants. The percentages are 0.23% for Class R1, 0.25% for Class R2, 0.15% for Class R3 shares, 0.10% for Class R4 shares and 0.05% for Class R5. The services may include (a) acting, directly or through an agent, as the shareholder and nominee for all plan participants; (b) maintaining account records for each plan participant that beneficially owns the applicable class of shares; (c) processing orders to purchase, redeem and exchange the applicable class of shares on behalf of plan participants, and handling the transmission of funds representing the purchase price or redemption proceeds; (d) addressing plan participant questions regarding their accounts and the Funds; and (e) other services related to servicing such retirement plans.

Amounts paid to the Distributor by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of the Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Board. From time to time, a Fund may participate in joint distribution activities with other Funds and the costs of those activities will be borne by each participating Fund in proportion to its relative NAV.

SALES COMPENSATION

As part of their business strategies, the Funds, along with the Distributor, pay compensation to Selling Firms that sell the Funds’ shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The two primary sources of Selling Firm compensation payments for Class R1, Class R2, Class R3, Class R4 and Class R5 are: (1) the Rule 12b-1 fees that are paid out of a Fund’s assets; and (2) sales charges paid by investors. The sales charges and Rule 12b-1 fees are detailed in the Prospectuses and under “Distribution Contracts,” in this SAI. The portions of these expenses that are paid to Selling Firms are shown below.

Annual Compensation. For Class R1 and Class R3 shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.50% of its average daily net assets. For Class R2 shares of each Fund, beginning in the first year after an investment is made the Selling Firm receives an annual Rule 12b-1 service fee of 0.25% of its average daily net (aged) assets. For Class R4 shares of the Fund, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 distribution fee of 0.25% of its average daily net assets, except that the annual Rule 12b-1 distribution fee payable to Selling Firms for Class R4 shares is limited to 0.15% of the average daily net assets of the Funds’ Class R4 shares until at least June 30, 2014. These service and distribution fees are paid monthly in arrears.

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Rollover Program Compensation. The broker-dealer of record for a pension, profit-sharing or other plan qualified under Section 401(a) or described in Section 457(b) of the Code, which is funded by certain John Hancock group annuity contracts, is eligible to receive ongoing compensation (“Rollover Compensation”) when a plan participant terminates from the qualified plan and rolls over assets into a John Hancock sponsored custodial IRA or John Hancock custodial Roth IRA invested in shares of John Hancock funds. The Rollover Compensation is paid to the broker-dealer at an annual rate of 0.25% of the average daily net eligible assets held in John Hancock funds (0.15% for John Hancock Money Market Fund, a series of John Hancock Current Interest (the “Money Market Fund”)) under the rollover program. Rollover Compensation is made in the first year and continues thereafter, quarterly in arrears. The Rollover Compensation is not related to the reallowance and/or Rule 12b-1 fees that a broker-dealer may earn as broker-dealer of record in connection with sales of John Hancock funds.

Additional Payments to Financial Intermediaries. Shares of the Funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from Rule 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as “revenue sharing.” Many firms that sell shares of the Funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor’s efforts to promote the sale of the Funds’ shares. The Distributor may agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor’s promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of March 31, 2013, the following Financial Industry Regulatory Authority (“FINRA”) member firms have arrangements with the Distributor pursuant to which the firm is entitled to a revenue sharing payment, each member may receive up to 0.25% of revenue sharing:

1st Global Capital Corp.
Advisor Group-FSC Securities Corporation
Advisor Group-Royal Alliance Associates, Inc.
Advisor Group-Sagepoint Financial, Inc.
Ameriprise Financial Services, Inc
AXA Advisors, LLC
Banc of America/Merrill Lynch
BOSC, Inc.
Cambridge Investment Research
CCO Investment Services
Centaurus Financial, Inc.
Cetera-Financial Network Investment Corp.
Cetera-Multi-Financial Securities Corporation
Cetera-PrimeVest Financial Services, Inc.
Charles Schwab
Chase Investment Services Corp.
Commonwealth Financial Network
Crown Capital Securities L.P.
Cuso Financial Services
Fintegra LLC
First Allied Securities, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management
H.D. Vest Investment Services, Inc.
Infinex Investments Inc.
ING Financial Partners, Inc.
Oppenheimer & Co., Inc.
Janney Montgomery Scott, LLC
John Hancock Financial Network
J.J.B. Hilliard. W.L. Lyons, Inc
Key Investment Services
Lincoln Financial Network
MML Investor Services, Inc
Money Concepts Capital Corp.
Morgan Stanley Smith Barney, LLC
NFP Securitas, Inc.
NPH-Investment Centers of America
NPH-Invest Financial Corporation
NPH-National Planning Corp.
NPH-SII Investments, Inc.
ProEquities, Inc.
Raymond James and Associates, Inc.
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Raymond James Financial Services, Inc.
RBC Capital Markets Corporation
Robert W. Baird & Co.
Securities America Inc.
Stifel, Nicolaus, & Co, Inc.
The Investment Center, Inc.
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
Unionbanc Investment Services
Wells Fargo Advisors

The Distributor also has arrangements with intermediaries that are not members of FINRA. Other firms, which are not members of FINRA, also may receive revenue sharing payments.

Sales and Asset Based Payments. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Funds. The Distributor hopes to benefit from revenue sharing by increasing each Fund’s net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the Advisor and its affiliates. In consideration for revenue sharing, a firm may feature certain Funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary’s sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of Funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable Funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of the Funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. The Distributor also may make payments to certain firms that sell shares of the Funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that Funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the Funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual Fund trading systems, or one-time payments for ancillary services such as setting up Funds on a firm’s mutual fund trading system.

Other Cash Payments. From time to time, the Distributor may provide, either from Rule 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the Funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the Funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Funds. If a firm provides these services, the Advisor or the Funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Advisor or its affiliates that are not related to the Funds.

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First Year Broker or Other Selling Firm Compensation

	Selling Firm receives Rule 12b-1 service fee (1)	Total Selling Firm compensation
Class R1 investments(2)
All amounts	0.50%	0.50%

Class R2 investments(2)
All amounts	0.25%	0.25%

Class R3 investments(2)
All amounts	0.50%	0.50%

Class R4 investments(2)
All amounts	0.15%	0.15%

Class R5 investments
All amounts	0.00%	0.00%

Class R6 investments
All amounts	0.00%	0.00%

(1) Monthly payments are made in arrears. See “Distribution Contracts” for description of Class R1, Class R2, Class R3, Class R4 and Class R5 Service Plan charges and payments.

(2) For purchases of Class R1, Class R2, Class R3, and Class R4, beginning with the first year an investment is made, the Selling Firm receives an annual Rule 12b-1 service fee paid monthly in arrears.

NET ASSET VALUE

The NAV for each class of a Fund is determined each business day at the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time) by dividing a class’ net assets by the number of its shares outstanding. On any day an international market is closed and the NYSE is open, any foreign securities will be valued at the prior day's close with the current day's exchange rate. Trading of foreign securities may take place on Saturdays and U.S. business holidays on which a Fund’s NAV is not calculated. Consequently, a Fund’s portfolio securities may trade and the NAV of a Fund’s redeemable securities may be significantly affected on days when a shareholder has no access to a Fund.

Portfolio securities are valued by various methods which are generally described below. As noted in the Prospectus, portfolio securities also may be fair valued by the Funds’ Pricing Committee in certain instances. Most equity securities that are traded on a stock exchange or in the OTC market are valued at the last sale price as of the close of the exchange in the principal market on which the security trades, or, lacking any sales, at the closing bid prices. Certain exceptions exist; for example, securities traded on the London Stock Exchange and NASDAQ are valued at the official closing price. Debt securities with remaining maturities of one year or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition are generally valued at amortized cost. The value of securities denominated in foreign currencies is converted into U.S. dollars at the prevailing exchange rate at the close of the NYSE. Exchange-traded options are valued at the mean of the bid and ask prices. Futures contracts are valued at the most recent settlement price.

Shares of other open-end investment companies are valued based on the NAV of those investment companies.

In certain instances, the Funds’ Pricing Committee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

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ELIGIBLE INVESTORS FOR CLASS R1, CLASS R3, CLASS R4, AND CLASS R5 SHARES

Class R1, R3, R4 and R5 shares are available only to retirement plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs where the shares are held on the books of the Portfolios through investment only omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through the National Securities Clearing Corporation (the “NSCC”).

ELIGIBLE INVESTORS FOR CLASS R2 SHARES

Class R2 shares are available only to qualified tuition programs under Section 529 of the Code (“529 plans”) distributed by the Distributor or one of its affiliates, and retirement plans (“Retirement Plans”) including pension, profit-sharing and other plans (“Plans”) qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans and traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs where the shares are held on the books of the fund through omnibus accounts (either at the plan level or at the level of the financial service firm) that trade through NSCC.

SPECIAL REDEMPTIONS

Although it would not normally do so, each Fund has the right to pay the redemption price of its shares in whole or in part in portfolio securities, as prescribed by the Board. When a shareholder sells any portfolio securities received in a redemption of Fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for purposes of fulfilling such a redemption request in the same manner as they are in computing the Fund’s NAV.

The Funds have adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as a Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. Under a no-action letter issued by the SEC, however, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

-	the distribution is effected through a pro rata distribution of the distributing Fund’s portfolio securities;
-	the distributed securities are valued in the same manner as they are in computing a Fund’s NAV;
-	neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and
-	the Board, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder, and were in the best interests of a Fund.

ADDITIONAL SERVICES AND PROGRAMS

Exchange Privilege. The Funds permit exchanges of shares of any class for shares of the same class in any other John Hancock Fund offering that same class. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange shares of any class of a Fund for the same class of other John Hancock funds. Class R2, Class R3, Class R4, Class R5 or Class R6 shareholders may exchange their shares for the same class of shares of other John Hancock funds or Class A shares of Money Market Fund. If a shareholder exchanges into Class A shares of Money Market Fund, any future exchanges out of Money Market Fund Class A shares must be to the same share class from which they were originally exchanged.

Exchanges between Funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock Fund, if a sales charge has not previously been paid on those shares. The shares acquired in an exchange will be subject, however, to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon

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redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

Each Fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in the Fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See “Additional Information Concerning Taxes.”

Section 403(b)(7) custodial accounts:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the “exchanged account”) and another contract or custodial account intended to qualify under Section 403(b) (the “replacing account”) under the same employer plan (a “Section 403(b) Plan”). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

Due to these Regulations:

1)	The Funds do not accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2)	The Funds do not accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3)	The Funds require certain signed disclosure documentation in the event:

•	You established a John Hancock custodial 403(b)(7) account with a Fund prior to September 24, 2007; and

•	You directed the Funds on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the Fund).

4)	The Funds do not accept salary deferrals into 403(b)(7) accounts.

In the event that a Fund does not receive the required documentation, and you nonetheless direct the Fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the Funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The Funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm’s authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the Fund for execution at the next determined NAV. Some Selling Firms that maintain network/omnibus/nominee accounts with a Fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Advisor, the Fund and/or the Distributor.

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Certain accounts held on a Fund's books, known as omnibus accounts, contain the investments of multiple underlying clients that are invested in shares of the Funds. These underlying client accounts are maintained by entities such as financial intermediaries. When you invest indirectly in a John Hancock fund through a financial intermediary such as, but not limited to: a broker-dealer, a bank (including a bank trust department), an investment adviser, a record keeper or trustee of a retirement plan or qualified tuition plan or a sponsor of a fee-based program that maintains an omnibus account with a Fund for trading on behalf of its customers, different guidelines, conditions, services and restrictions may apply that vary from those discussed in a Fund’s prospectus and if you had held your shares of a Fund directly. These differences may include, but are not limited to: (i) eligibility standards to purchase, exchange, and sell shares depending on that intermediary’s policies; (ii) availability of sales charge waivers and fees; (iii) different minimum and maximum initial and subsequent purchase amounts; and (iv) inability to provide Letter of Intent privileges. Additional conditions may apply to your investment in a Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by a Fund and its affiliates.

DESCRIPTION OF FUND SHARES

The Board is responsible for the management and supervision of each Fund. The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of a Fund without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series and classes without further action by shareholders. As of the date of the SAI, the Board has authorized shares of 15 series. Additional series may be added in the future. The Board has authorized the issuance of fifteen classes of shares for Funds of JHF III, designated as Class A, Class B, Class C, Class NAV, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class I, Class I2, Class ADV, Class T and Class 1. Additional share classes may be added in the future.

The shares of each class of a Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the Fund. Holders of each Class of shares have certain exclusive voting rights on matters relating to their respective distribution plans. The different classes of a Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees relating to each class will be borne exclusively by that class; (ii) Class B, Class C, Class R1 and Class 1 shares will pay higher distribution and service fees than Class A shares; and (iii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the IRS imposes with respect to the multiple-class structures. Similarly, the NAV per share may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, the Funds have no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of JHF III’s outstanding shares, and the Board shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of JHF III. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Board will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of JHF III. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of the Funds. The Declaration of Trust also provides for

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indemnification out of a Fund’s assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no series of JHF III shall be liable for the liabilities of any other series. Furthermore, the Funds shall not be liable for the liabilities of any other John Hancock fund. Liability is, therefore, limited to circumstances in which a Fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each Fund reserves the right to reject any application that conflicts with the Fund’s internal policies or the policies of any regulatory authority. The Distributor does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by a Fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder’s account is governed by the laws of the Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for shareholders’ protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of the Funds generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

JHF III’s Declaration of Trust also provides that the Board may approve the merger of a Fund with an affiliated mutual fund without shareholder approval, in accordance with the 1940 Act. This provision will permit mergers of affiliated funds without shareholder approval in certain circumstances to reduce the incurring the expense of soliciting proxies when a combination does not raise significant issues for shareholders. For example, this provision would permit the combination of two small Funds having the same portfolio managers, the same investment objectives and the same fee structure in order to achieve economies of scale and thereby reduce fund expenses borne by shareholders. Such a merger will still require each fund’s board (including a majority of the independent trustees) to determine that the merger is in the best interests of the combining funds and will not dilute the interest of existing shareholders. The Trustees will evaluate any and all information reasonably necessary to make their determination and consider and give appropriate weight to all pertinent factors in fulfilling the overall duty of care owed to shareholders.

Shareholders of an acquired fund will still be required to approve a combination that would result in a change in a fundamental investment policy, a material change to the terms of an advisory agreement, the institution of or an increase in Rule 12b-1 fees or when the board of the surviving fund does not have a majority of independent trustees who were elected by its shareholders. Under Massachusetts law, shareholder approval is not required for fund mergers, consolidation or sales of assets. Shareholder approval nevertheless will be obtained for combinations of affiliated funds when required by the 1940 Act. Shareholder approval will also be obtained for combinations with unaffiliated funds when deemed appropriate by the Trustees.

SAMPLE CALCULATION OF MAXIMUM OFFERING PRICE

Class R1, Class R2, Class R3, Class R4, Class R5 and Class R6 shares of each Fund, as applicable are sold at NAV without any initial sales charges or CDSCs. The following tables show the maximum offering price per share of each class of each Fund, using the Fund’s relevant NAV as of [July 1, 2013].

Fund	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Disciplined Value Mid Cap Fund	$[__.__]	N/A	$[__.__]	$[__.__]	$[__.__]	N/A
International Value Equity Fund	N/A	$[__.__]	N/A	$[__.__]	N/A	$[__.__]

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ADDITIONAL INFORMATION CONCERNING TAXES

Tax Status and Taxation of Each Fund

Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its annual gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income from qualified publicly traded partnerships (as defined below);

(b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid--generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

In general, for purposes of the 90% gross income requirement described in clause (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership: (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; and (ii) that meets certain requirements with respect to the nature of its income) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a RIC for purposes of Subchapter M of the Code, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including Capital Gain Dividends, defined below).

If a Fund were to fail to distribute in a calendar year substantially all (i.e. at least 98%) of its ordinary income for such year and substantially all (i.e., at least 98.2%) of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimis).

Taxation of Fund Distributions and Sales of Fund Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been

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held as capital assets for more than 12 months and as short-term capital gain or loss if the shares have been held as capital assets for not more than 12 months.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gains from the sale of investments that a Fund owned for more than 12 months and that are properly designated by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for 12 months or less will be taxable to shareholders as ordinary income. A Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

“Qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of being able to deduct investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by a Fund during any taxable year is 95% or more of its gross income, then 100% of the Fund’s dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

The maximum tax rate applicable to long-term capital gains recognized by individuals and other non-corporate taxpayers is 20% (15% or 0% for individuals in certain tax brackets) for taxable years beginning after December 31, 2012.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of a Fund, on or before January 31 of the calendar year following the calendar

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year in which the sale of the shares occurs, pursuant to a reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

For federal income tax purposes, for net capital losses incurred in taxable years beginning on or before December 22, 2010, a Fund is permitted to carry forward a net capital loss during the eight years following the year of the loss. Capital losses incurred in taxable years beginning after December 22, 2010, can be carried forward to offset net capital gains in any subsequent year until such loss carry forwards have been fully used. Capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to a Fund and would not be distributed as such to shareholders.

Below are the capital loss carryforwards available to the Funds as of [March 31, 2013] to the extent provided by regulations, to offset future net capital gains:

Fund	Short-term losses	Expiration Date	No Expiration Date Short-term losses	No Expiration Date Long-term losses
Disciplined Value Mid Cap	-	-	$1,233,400
International Value Equity

A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by a shareholder of its shares.

Effective for tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8%. Undistributed net investment income of trusts and estates in excess of a specified amount will also be subject to this tax. Dividends and capital gains distributed by a Fund, and gain realized on redemption of Fund shares, will constitute investment income of the type subject to this tax.

For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund’s dividends paid from investment income to the extent derived from dividends received from U.S. corporations. Any distributions received by a Fund from REITs, however, will not qualify for the corporate dividends-received deduction. A Fund’s investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

Under current law, the Funds serve to block unrelated business taxable income (“UBTI”) from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will be subject to a 100% tax on such UBTI. Certain Funds may invest in REITs that hold residual interests in REMICs.

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Dividends and distributions on each Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans.

Each Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Legislation passed by Congress in 2008 requires each Fund (or its administrative agent) to report to the IRS and furnish to shareholders the cost basis information and holding period for such Fund’s shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. A Fund will permit shareholders to elect from among several permitted cost basis methods. In the absence of an election, each Fund will use average cost as its default cost basis method. The cost basis method that a shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Withholding on Distributions to Foreign Investors

Dividend distributions are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership (“foreign shareholder”). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of Capital Gain Dividends paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. Such distributions and sale proceeds may be subject, however, to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Also, foreign shareholders with respect to whom income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, also may be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

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Under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with the IRS to collect and provide to the IRS annually substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or such non-U.S. entity otherwise demonstrates compliance with or exemption from FATCA. The term “withholdable payment” includes any payment of interest (even if the interest is otherwise exempt from the withholding rules described above), dividends, and the gross proceeds of a disposition of stock (including a liquidating distribution from a corporation) or debt instruments, in each case with respect to any U.S. investment. The withholding tax is scheduled to begin in 2014 with respect to U.S.-source income and in 2017 with respect to U.S.-source investment sale proceeds. A specified United States person is essentially any U.S. person, other than publicly traded corporations, their affiliates, tax-exempt organizations, governments, banks, real estate investment trusts, regulated investment companies, and common trust funds. A United States owned foreign entity is a foreign entity with one or more “substantial United States owners,” generally defined as United States person owning a greater than 10% interest. Under recently issued regulations, a non-U.S. entity that is not otherwise exempt or deemed compliant will need to enter into such an agreement and register with the IRS by October 25, 2013 to insure that it will be identified as FATCA-compliant in sufficient time to allow the entity to avoid such withholding on its U.S.-source income beginning on January 1, 2014. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Funds.

Foreign Taxes

A Fund’s investments in foreign securities may be subject to foreign withholding taxes on dividends, interest, or capital gains, which will decrease a Fund’s yield. Foreign withholding taxes may be reduced under income tax treaties between the United States and certain foreign jurisdictions. Depending on the number of non-U.S. shareholders in a Fund, however, such reduced foreign withholding tax rates may not be available for investments in certain jurisdictions.

If, at the end of the fiscal year, more than 50% of the value of the total assets of a Fund is represented by direct investments in stock or securities of foreign corporations, the Fund may make an election that allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such a case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund and may be disadvantaged as a result of the election described in this paragraph.

Effective for tax years beginning after December 22, 2010, qualified funds of funds can elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund of funds is a RIC that has at least 50% of the value of its total interests invested in other RICs at the end of each quarter of the taxable year.

Tax Implications of Certain Investments

Certain of the Funds’ investments, including assets “marked to the market” for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called “index securities” (including inflation-indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

Certain options, futures, and forward foreign currency contracts undertaken by a Fund could cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated and

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affect the character as long term or short term (or, in the case of foreign currency contracts, as ordinary income or loss) and timing of some capital gains and losses realized by the Fund. Additionally, a Fund may be required to recognize gain, but not loss, if an option, short sale or other transaction is treated as a constructive sale of an appreciated financial position in the Fund’s portfolio. Also, certain of a Fund’s losses on its transactions involving options, futures or forward contracts and/or offsetting or successor portfolio positions may be deferred rather than being taken into account currently in calculating the Fund’s taxable income or gains. Certain of such transactions also may cause a Fund to dispose of investments sooner than would otherwise have occurred. These transactions may therefore affect the amount, timing and character of a Fund’s distributions to shareholders.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency options, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Transactions in foreign currencies that are not directly related to a Fund’s investment in stock or securities, including speculative currency positions, could under future Treasury regulations produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its gross income from each taxable year. If the net foreign exchange loss for a year treated as ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income computed without regard to such loss the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years. Under such circumstances, distributions paid by a Fund could include a return of capital.

A Fund’s investments in certain passive foreign investment companies (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from such PFICs or on proceeds received from the disposition of shares in such PFICs, which tax cannot be eliminated by making distributions to Fund shareholders. If a Fund is in a position, however, to treat such a PFIC as a “qualified electing fund,” the Fund will be required to include its share of the PFIC’s income and net capital gain annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The qualified electing fund and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. A Fund that indirectly invests in PFICs by virtue of the Fund’s investment in other investment companies may not make such elections; rather, the underlying investment companies directly investing in PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation in which: (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Loss of RIC Status

As discussed above, each Fund must meet certain gross income, asset diversification and income distribution requirements to qualify as a RIC. A Fund may experience particular difficulty qualifying as a RIC in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If a Fund were to not qualify for taxation as a RIC for any taxable year, the Fund’s income would be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, generally would be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. Such distributions generally

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would be eligible: (i) to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, and (ii) for the dividends-received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions. If a Fund failed to meet the annual gross income test described above, the Fund would nevertheless be considered to have satisfied the test if: (i) (a) such failure was due to reasonable cause and not due to willful neglect; and (b) the Fund reported the failure pursuant to Treasury Regulations to be adopted; and (ii) the Fund paid an excise tax equal to the excess non-qualifying income. If a Fund failed to meet the asset diversification test described above with respect to any quarter, the Fund would nevertheless be considered to have satisfied the requirements for such quarter if the Fund cured such failure within 6 months and either: (i) such failure was de minimis; or (ii) (a) such failure was due to reasonable cause and not due to willful neglect; and (b) the Fund reported the failure under Treasury Regulations to be adopted and paid an excise tax.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

BROKERAGE ALLOCATION

Pursuant to the subadvisory agreements, the Subadvisors are responsible for placing all orders for the purchase and sale of portfolio securities of the Funds. The Subadvisors have no formula for the distribution of the Funds’ brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the Funds. The cost of securities transactions for each Fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Subadvisors will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

Selection of Brokers or Dealers to Effect Trades. In selecting brokers or dealers to implement transactions, the Subadvisors will give consideration to a number of factors, including:

•	price, dealer spread or commission, if any;

•	the reliability, integrity and financial condition of the broker-dealer;

•	size of the transaction;

•	difficulty of execution;

•	brokerage and research services provided; and

•	confidentiality and anonymity.

Consideration of these factors by a Subadvisor, either in terms of a particular transaction or the Subadvisor’s overall responsibilities with respect to a Fund and any other accounts managed by the Subadvisor, could result in the Fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Regular Broker-Dealers. The tables below present information regarding the securities of the Funds’ regular broker-dealers (or parents of the regular broker-dealers) that were held by the Funds as of the fiscal year ended [March 31, 2013]. “Regular broker-dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s

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most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.

Fund	Broker-Dealer	($ 000s)
Disciplined Value Mid Cap Fund	State Street Bank and Trust Company	$[99,564]
International Value Equity Fund	Barclays Bank PLC	$[1,248]

Soft Dollar Considerations. In selecting brokers and dealers, the Subadvisors will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the Subadvisor. In placing a purchase or sale order, a Subadvisor may use a broker whose commission in effecting the transaction is higher than that of some other broker if the Subadvisor determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the Subadvisor’s overall responsibilities with respect to the relevant Fund and any other accounts managed by the Subadvisor. In addition to statistical, quotation, brokerage or valuation services, a Subadvisor may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the Subadvisor will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through Fund brokerage. The portion not attributable to research will be paid by the Subadvisor. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A “step-out” is an arrangement by which a Subadvisor executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisors also may receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Subadvisor in advising several of its clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a Subadvisor and its affiliates receive such services.

As noted above, a Subadvisor may purchase new issues of securities for a Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadvisor with research in addition to selling the securities (at the fixed public offering price) to the Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Subadvisor clients, and the Subadvisor without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. FINRA, however, has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

•	the value of securities;

•	the advisability of purchasing or selling securities;

•	the availability of securities or purchasers or sellers of securities; and

•	analyses and reports concerning: (a) issuers, (b) industries, (c) securities, (d) economic, political and legal factors and trends, and (e) portfolio strategy.

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Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the Subadvisor by or through a broker.

To the extent research services are used by the Subadvisors, such services would tend to reduce such party’s expenses. The Subadvisors do not believe, however, that an exact dollar value can be assigned to these services. Research services received by the Subadvisors from brokers or dealers executing transactions for the Funds, which may not be used in connection with a Fund, will also be available for the benefit of other funds managed by the Subadvisors.

Allocation of Trades by the Subadvisors. The Subadvisors manage a number of accounts other than the Funds. Although investment determinations for the Funds will be made by the Subadvisors independently from the investment determinations made by them for any other account, investments deemed appropriate for the Funds by the Subadvisors also may be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the Funds and other accounts. In such circumstances, the Subadvisors may determine that orders for the purchase or sale of the same security for the Funds and one or more other accounts should be combined. In this event, the transactions will be priced and allocated in a manner deemed by the Subadvisors to be equitable and in the best interests of the Funds and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the Funds believe that their participation in such transactions on balance will produce better overall results for the Funds.

Affiliated Underwriting Transactions by the Subadvisors. JHF III has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a Fund may purchase securities that are offered in underwritings in which an affiliate of the Advisor or the Subadvisors participate. These procedures prohibit a Fund from directly or indirectly benefiting an Advisor or Subadvisor affiliate in connection with such underwritings. In addition, for underwritings where an Advisor or Subadvisor affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Funds could purchase.

Commission Recapture Program The Board has approved each Fund’s participation in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Fund. It provides a way to gain control over the commission expenses incurred by a Subadvisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. A Fund can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. From time to time, the Board reviews whether participation in the recapture program is in the best interests of the Fund.

Brokerage Commissions Paid. Funds paid the following aggregate brokerage commissions for fiscal years ending in 2011, 2012 and 2013: $[3,284,961], $[4,861,016] and $[__________], respectively. These brokerage commissions were incurred by the Funds as follows:

Fund	Year ended March 31, 2011	Year ended March 31, 2012	Year ended March 31, 2013
Disciplined Value Mid Cap Fund	$116,088*	$874,463	$[________]
International Value Equity Fund	$277**	$174,281	$[________]

* For the seven-month period March 31, 2011.

** For the five-month period ended March 31, 2011.

TRANSFER AGENT SERVICES

John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913, a wholly-owned indirect subsidiary of MFC, is the transfer and dividend paying agent for the Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Funds.

67

The fees paid to Signature Services are determined based on the cost to Signature Services’ of providing services to the Trust and to all other John Hancock affiliated funds for which Signature Services serves as transfer agent (“Signature Services Cost”). The Signature Services Cost includes (i) an allocable portion of John Hancock corporate overhead and (ii) out-of-pocket expenses, including payments made by Signature Services to intermediaries and other third-parties whose clients and/or customers invest in one or more Funds for sub-transfer agency and administrative services provided to those clients/customers. The Signature Services Cost is calculated monthly and allocated by Signature Services among four different categories as described below based generally on the Signature Services Cost associated with providing services to each category in the aggregate. Within each category, Signature Services Cost is allocated across all of the John Hancock affiliated funds and/or classes for which Signature Services provides transfer agent services, on the basis of relative average daily NAVs.

Retail Share Classes of Non-Municipal Bond Funds. An amount equal to the total Signature Services Costs associated with providing services to Class A, Class B, Class C, Class ADV and Class T shares of all non-municipal Funds of the Trust and of all other John Hancock affiliated funds for which it serves as transfer agent, including out-of-pocket expenses for subtransfer agency fees, is allocated pro-rata based upon assets of all Class A, Class B, Class C, Class ADV and Class T shares in the aggregate, without regard to Fund or class. No Class A, Class B, Class C, Class ADV and Class T shares of such funds are described in this SAI.

Institutional Share Classes. An amount equal to the total Signature Services Costs associated with providing services to Class I, Class I2 and Class R6 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to Fund or class. The Funds described in this SAI do not offer Class I or Class I2 shares.

Retirement Share Classes. An amount equal to the total Signature Services Costs associated with providing services to Class R1, Class R2, Class R3, Class R4 and Class R5 shares of the Trust and all other John Hancock affiliated funds for which it serves as transfer agent is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to Fund or class. In addition, payments made to intermediaries and/or record keepers under Class R Service plans will be made by each Fund on a Fund- and class- specific basis pursuant to the applicable plan.

Municipal Bond Funds. An amount equal to the total Signature Services Costs associated with providing services to Class A, Class B, and Class C shares of all John Hancock affiliated municipal bond funds for which it serves as transfer agent, including out-of-pocket expenses for subtransfer agency fees, is allocated pro-rata based upon assets of all such shares in the aggregate, without regard to Fund or class. John Hancock municipal bond funds currently only offer Class A, Class B and Class C shares. The Trust does not currently offer any municipal bond funds, and no such funds are described in this SAI.

In applying the foregoing methodology, Signature Services seeks to operate its aggregate transfer agency operations on an “at cost” or “break even” basis. The allocation of aggregate transfer agency costs to categories of funds and/or classes assets seeks to ensure that shareholders of each class within each category will pay the same or a very similar level of transfer agency fees for the delivery of similar services. Under this methodology, the actual costs associated with providing particular services to a particular fund and/or share classes during a period of time, including payments to intermediaries for sub-transfer agency services to clients or customers whose assets are invested in a particular Fund or share class, are not charged to and borne by that particular fund or share classes during that period. Instead, they are included in Signature Services Cost which are then allocated to the applicable aggregate asset category described above and then allocated to all assets in that category based on relative NAVs. Applying this methodology could result in either Fund and/or its classes having higher or lower transfer agency fees than they would have had if they bore only Fund- or class-specific costs directly or indirectly attributable to them or if the Trust continued to charge transfer agency fees based on the methodology in effect prior to July 1, 2010 (as described below).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of JHF III for the fiscal periods ended [March 31, 2013], including the related financial highlights that appear in the Prospectuses, have been audited by [ ], independent registered public accounting firm, as indicated in their report with respect thereto, and are incorporated herein by reference in reliance

68

upon said report given on the authority of said firm as experts in accounting and auditing. [ ] has offices at [ ].

FINANCIAL STATEMENTS

The financial statements of the Funds for the fiscal period ended [March 31, 2013] are incorporated herein by reference from each Fund’s most recent Annual Report, as filed with the SEC on Form N-CSR pursuant to Rule 30b2-1 under the 1940 Act.

CUSTODY OF PORTFOLIO

Portfolio securities of the Funds are held pursuant to custodian agreements between the Funds and State Street, Lafayette Corporate Center, Two Avenue de Lafayette, Boston, Massachusetts 02111. Under the custodian agreements, State Street performs custody, foreign custody manager and fund accounting services.

LEGAL AND REGULATORY MATTERS

There are no legal proceedings to which JHF III, the Advisor or the Distributor is a party that are likely to have a material adverse effect on the Funds or the ability of either the Advisor or the Distributor to perform its contract with the Funds.

On June 25, 2007, the Advisor and three of its affiliates including the Distributor (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Advisor and one of the John Hancock Affiliates agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Advisor’s commission recapture program during the period from 2000 to April 2004. The Distributor and another of the John Hancock Affiliates agreed to pay disgorgement in the amount of $2,087,477 and prejudgment interest of $359,460 to certain entities advised by the associated John Hancock Affiliates. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Advisor discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

CODES OF ETHICS

JHF III, the Advisor, the Distributor and the Subadvisors have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by a Fund.

69

APPENDIX A

COMMERCIAL PAPER AND CREDIT RATING SYMBOLS AND DEFINITIONS

Commercial Paper Ratings

Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-i by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-i+. Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-i. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-i is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-i (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-i rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short- term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

Descriptions Of Credit Rating Symbols And Definitions

The ratings of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) and Fitch Ratings (“Fitch”) represent their respective opinions as of the date they are expressed and not statements of fact as to the quality of various long-term and short-term debt instruments they undertake to rate. It should be emphasized that ratings are general and are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Ratings do not constitute recommendations to buy, sell, or hold any security, nor do they comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security.

MOODY’S LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated ‘Aaa’ are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated ‘Aa’ are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated ‘A’ are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated ‘Baa’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

A-1

Ba: Obligations rated ‘Ba’ are judged to have speculative elements are subject to substantial credit risk.

B: Obligations rated ‘B’ are considered speculative elements and are subject to high credit risk.

Caa: Obligations rated ‘Caa’ are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated ‘Ca’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated ‘C’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Addition of a Modifier 1, 2 or 3: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa”. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P’S LONG-TERM ISSUE CREDIT RATINGS

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). They are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: Obligations rated ‘BB’, ‘B’, ‘CCC’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

A-2

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due, unless S&P believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or taking of a similar action if payments on an obligation are jeopardized.

Note: Addition of a Plus (+) or minus (-) sign: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

FITCH CREDIT RATING SCALES

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising a capital structure.

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative.

A-3

•	‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative.

•	For issuers and performing obligations, ‘B’ ratings indicate that material credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC: Substantial credit risk.

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC: Very high levels of credit risk.

•	For issuers and performing obligations, default of some kind appears probable.
•	For individual obligations, may indicate distressed or defaulted obligations with Recovery Raging of ‘R4’ (average) or ‘R5’ (below average).

C: Exceptionally high levels of credit risk.

•	For issuers and performing obligations, default is imminent, or inevitable, or is at a standstill.
•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD: Restricted default.

•	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D: Default.

•	Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:
-	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
-	the bankruptcy filings, administration, receivership, liquidation or winding-up or cessation of business of an issuer/obligor; or
-	the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distresses debt exchange.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ,’B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘C’ category.

A-4

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Note: Addition of a Plus (+) or minus (-) sign: Fitch ratings may be appended by the addition of a plus (+) or minus (-) sign to denote relative status within major rating categories.

A-5

APPENDIX B

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
(“John Hancock Asset Management”)

John Hancock International Value Equity Fund

The following chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he manages.

The following table reflects approximate information as of [March 31, 2013] (except as noted below):

	Other Registered Investment Companies (assets in millions)		Other Pooled Investment Vehicles (assets in millions)		Other Accounts (assets in millions)
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Edward T. Maraccini	1	$321	5	$249	2	$268
Margaret McKay	1	$321	5	$249	2	$268
Wendell L. Perkins	1	$321	5	$249	2	$268

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the Subadvisor receives a fee based on investment performance are listed below:

Edward T. Maraccini	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One (1) account with total assets of approximately $245 million.
Margaret McKay	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One (1) account with total assets of approximately $245 million.
Wendell L. Perkins	Other Registered Investment Companies: None Other Pooled Investment Vehicles: None Other Accounts: One (1) account with total assets of approximately $245 million.

Ownership of fund shares. The following table indicates as of [March 31, 2013] (except as noted below), the value, within the indicated range, of shares beneficially owned by the portfolio managers in Fund. For purposes of this table, the following letters represent the range indicated below:

A - $0

B - $1 — $10,000

C - $10,001 — $50,000

D - $50,001 — $100,000

E - $100,001 — $500,000

F - $500,001 — $1,000,000

G - More than $1 million

B-1

	International Allocation	International Value Equity	Leveraged Companies	Small Cap Opportunities	Strategic Growth
Edward T. Maraccini	A	D	A	A	A
Margaret McKay	A	C	A	A	A
Wendell L. Perkins	A	E	A	A	A

At John Hancock Asset Management, the structure of compensation of investment professionals is comprised of the following components: base salary, an annual investment bonus plan, a deferred performance award vested and paid in two installments as well as customary benefits that are offered generally to all full-time employees of John Hancock Asset Management. A limited number of senior portfolio managers who serve as officers of both John Hancock Asset Management and its parent company also may receive options or restricted stock grants of common shares of Manulife Financial.

The following describes each component of the compensation package for the investment management team including portfolio managers, research analysts and traders.

Base Salary. Base compensation is fixed and normally reevaluated on an annual basis. John Hancock Asset Management seeks to set compensation at market rates, taking into account the experience and responsibilities of the investment professional.

Investment Bonus Plan. Under the plan, investment professionals are eligible for an annual bonus. The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving superior investment performance and aligns the financial incentives of John Hancock Asset Management and the investment professional. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be well in excess of base salary. While the amount of any bonus is discretionary, the following factors are generally used in determining bonuses under the plan:

•	Investment Performance: The majority of the bonus is calculated on investment performance of all accounts managed by the investment professional over one, three- and five-year periods are considered. The performance of each account is measured relative to an appropriate peer group benchmark. With respect to fixed income accounts, relative yields are also used to measure performance.

•	Short Term Cash Payout – Paid out to investment professionals in February for the prior year’s performance.

•	Long Term Deferred Compensation – Paid out to investment professionals in two installments in Years 4 and 5 of service. Based on three and five year performance periods relative to appropriate peer groups. Awards invested in MFC Global managed mutual funds during the vesting period.

•	Financial Performance of John Hancock Asset Management: The financial performance of John Hancock Asset Management and its parent company are also considered in determining bonus awards, with greater emphasis placed upon the profitability of John Hancock Asset Management.

•	Non-Investment Performance: The more intangible contributions of an investment professional to John Hancock Asset Management business, including the investment professional’s support of sales activities, new fund/strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

Options and Stock Grants. A limited number of senior investment professionals may receive options to purchase shares of Manulife Financial stock. Generally, such options permit the investment professional to purchase a set amount of stock at the market price on the date of grant. Some investment professionals may receive restricted stock grants, where the investment professional is entitled to receive the stock at no or nominal cost, provided that the stock is forfeited if the investment professional’s employment is terminated prior to a vesting date.

John Hancock Asset Management also permits investment professionals to participate on a voluntary basis in a deferred compensation plan, under which the investment professional may elect on an annual basis to defer receipt of a portion of their compensation until retirement. Participation in the plan is voluntary. No component of the compensation arrangements for the investment professionals involves mandatory deferral arrangements.

B-2

ROBECO INVESTMENT MANAGEMENT, INC. (“Robeco”)

John Hancock Disciplined Mid Cap Value Fund

The following tables reflect information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date. Also shown below the chart is each portfolio manager’s investments in the fund that he manages.

The following tables reflect approximate information as of [March 31, 2013]:

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets (in millions)
Steven Pollack
Joseph F. Feeney, Jr.

[ ] account(s) with assets of $[ ] million

Share Ownership by Portfolio Managers. The following table indicates as of [March 31, 2013] the value, within the indicated range, of shares beneficially owned by the portfolio managers in Fund. For purposes of this table, the following letters represent the range indicated below:

A	—	$0
B	—	$1--$10,000
C	—	$10,001--$50,000
D	—	$50,001--$100,000
E	—	$100,001--$500,000
F	—	$500,001--$1,000,000
G	—	More than $1 million

Portfolio	Steven Pollack	Joseph F. Feeney, Jr.
Disciplined Value Mid Cap	E	E

POTENTIAL CONFLICTS OF INTEREST

The compensation paid to Robeco for managing the Fund is based on a percentage of assets under management and for certain accounts on a performance fee. Portfolio managers benefit from Robeco’s revenues and profitability. But no Portfolio Managers are compensated based directly on fee revenue earned by Robeco on particular accounts in a way that would create a material conflict of interest in favoring particular accounts over other accounts.

Execution and research services provided by brokers may not always be utilized in connection with the Fund or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Robeco allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

B-3

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other client account, the Fund may not be able to take full advantage of that opportunity. To mitigate this conflict of interest, Robeco aggregates orders of the funds it advises with orders from each of its other client accounts in order to ensure that all clients are treated fairly and equitably over time and consistent with its fiduciary obligations to each of its clients.

COMPENSATION

All investment professionals receive a variable compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through Robeco’s bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

1. Individual Contribution: a subjective evaluation of the professional’s individual contribution based on the individual’s goals and objectives established at the beginning of each year;

2. Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;

3. Investment Team Performance: the financial results of the investment group; and

4. Firm-wide Performance: the overall financial performance of Robeco.

Total revenues generated by any particular product affect the total available bonus pool for the analysts and Portfolio Managers associated with that product. The discretionary bonus assessment is done annually. In the case of John Hancock Disciplined Value Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, the Russell 1000 Value Index, and compared to its consultant peer group for large cap value. In the case of John Hancock Disciplined Value Mid Cap Fund, product investment performance is based on the Fund’s 1-, 3-, and 5-year performance compared to its market benchmark, Russell Midcap Index and a consultant peer group for midcap value. Returns are evaluated on a pre-tax basis.

In addition, Robeco offers a profit participation plan focused on the firm's investment professionals whereby participants receive the equivalent of an equity stake in the firm based on a combination of factors, including the product investment performance and the investment professional’s seniority and longevity with Robeco. The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

B-4

Appendix C – Proxy Voting Policies and Procedures

JOHN HANCOCK FUNDS

PROXY VOTING POLICIES AND PROCEDURES

POLICY:

General

The Board of Trustees (the “Board”) of each registered investment company in the John Hancock family of funds listed on Schedule A (collectively, the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust (the “Independent Trustees”), adopts these proxy voting policies and procedures.

Each fund of the Trust or any other registered investment company (or series thereof) (each, a “fund”) is required to disclose its proxy voting policies and procedures in its registration statement and, pursuant to Rule 30b1-4 under the 1940 Act, file annually with the Securities and Exchange Commission and make available to shareholders its actual proxy voting record. In this regard, the Trust Policy is set forth below.

Delegation of Proxy Voting Responsibilities

It is the policy of the Trust to delegate the responsibility for voting proxies relating to portfolio securities held by a fund to the fund’s investment adviser (“adviser”) or, if the fund’s adviser has delegated portfolio management responsibilities to one or more investment subadviser(s), to the fund’s subadviser(s), subject to the Board’s continued oversight. The subadviser for each fund shall vote all proxies relating to securities held by each fund and in that connection, and subject to any further policies and procedures contained herein, shall use proxy voting policies and procedures adopted by each subadviser in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Except as noted below under Material Conflicts of Interest, the Trust Policy with respect to a fund shall incorporate that adopted by the fund’s subadviser with respect to voting proxies held by its clients (the “Subadviser Policy”). Each Subadviser Policy, as it may be amended from time to time, is hereby incorporated by reference into the Trust Policy. Each subadviser to a fund is directed to comply with these policies and procedures in voting proxies relating to portfolio securities held by a fund, subject to oversight by the fund’s adviser and by the Board. Each adviser to a fund retains the responsibility, and is directed, to oversee each subadviser’s compliance with these policies and procedures, and to adopt and implement such additional policies and procedures as it deems necessary or appropriate to discharge its oversight responsibility. Additionally, the Trust’s Chief Compliance Officer (“CCO”) shall conduct such monitoring and supervisory activities as the CCO or the Board deems necessary or appropriate in order to appropriately discharge the CCO’s role in overseeing the subadvisers’ compliance with these policies and procedures.

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

Voting Proxies of Underlying Funds of a Fund of Funds

A. Where the Fund of Funds is not the Sole Shareholder of the Underlying Fund

With respect to voting proxies relating to the shares of an underlying fund (an “Underlying Fund”) held by a fund of the Trust operating as a fund of funds (a “Fund of Funds”) in reliance on Section 12(d)(1)(G)

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of the 1940 Act where the Underlying Fund has shareholders other than the Fund of Funds which are not other Fund of Funds, the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of all other holders of such Underlying Fund shares.

B. Where the Fund of Funds is the Sole Shareholder of the Underlying Fund

In the event that one or more Funds of Funds are the sole shareholders of an Underlying Fund, the adviser to the Fund of Funds or the Trust will vote proxies relating to the shares of the Underlying Fund as set forth below unless the Board elects to have the Fund of Funds seek voting instructions from the shareholders of the Funds of Funds in which case the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders.

1. Where Both the Underlying Fund and the Fund of Funds are Voting on Substantially Identical Proposals

In the event that the Underlying Fund and the Fund of Funds are voting on substantially identical proposals (the “Substantially Identical Proposal”), then the adviser or the Fund of Funds will vote proxies relating to shares of the Underlying Fund in the same proportion as the vote of the shareholders of the Fund of Funds on the Substantially Identical Proposal.

2. Where the Underlying Fund is Voting on a Proposal that is Not Being Voted on By the Fund of Funds

a. Where there is No Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is no material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the adviser will vote proxies relating to the shares of the Underlying Fund pursuant to its Proxy Voting Procedures.

b. Where there is a Material Conflict of Interest Between the Interests of the Shareholders of the Underlying Fund and the Adviser Relating to the Proposal

In the event that the Fund of Funds is voting on a proposal of the Underlying Fund and the Fund of Funds is not also voting on a substantially identical proposal and there is a material conflict of interest between the interests of the shareholders of the Underlying Fund and the adviser relating to the Proposal, then the Fund of Funds will seek voting instructions from the shareholders of the Fund of Funds on the proposal and will vote proxies relating to shares of the Underlying Fund in the same proportion as the instructions timely received from such shareholders. A material conflict is generally defined as a proposal involving a matter in which the adviser or one of its affiliates has a material economic interest.

Material Conflicts of Interest

If: (1) a subadviser to a fund becomes aware that a vote presents a material conflict between the interests of: (a) shareholders of the fund; and (b) the fund’s adviser, subadviser, principal underwriter, or any of their affiliated persons, and (2) the subadviser does not propose to vote on the particular issue in the manner prescribed by its Subadviser Policy or the material conflict of interest procedures set forth in its Subadviser Policy are otherwise triggered, then the subadviser will follow the material conflict of interest procedures set forth in its Subadviser Policy when voting such proxies.

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If a Subadviser Policy provides that in the case of a material conflict of interest between fund shareholders and another party, the subadviser will ask the Board to provide voting instructions, the subadviser shall vote the proxies, in its discretion, as recommended by an independent third party, in the manner prescribed by its Subadviser Policy or abstain from voting the proxies.

Securities Lending Program

Certain of the funds participate in a securities lending program with the Trust through an agent lender. When a fund’s securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. Where a subadviser determines, however, that a proxy vote (or other shareholder action) is materially important to the client’s account, the subadviser should request that the agent recall the security prior to the record date to allow the subadviser to vote the securities.

Disclosure of Proxy Voting Policies and Procedures in the Trust’s Statement of Additional Information (“SAI”)

The Trust shall include in its SAI a summary of the Trust Policy and of the Subadviser Policy included therein. (In lieu of including a summary of these policies and procedures, the Trust may include each full Trust Policy and Subadviser Policy in the SAI.)

Disclosure of Proxy Voting Policies and Procedures in Annual and Semi-Annual Shareholder Reports

The Trust shall disclose in its annual and semi-annual shareholder reports that a description of the Trust Policy, including the Subadviser Policy, and the Trust’s proxy voting record for the most recent 12 months ended June 30 are available on the Securities and Exchange Commission’s (“SEC”) website, and without charge, upon request, by calling a specified toll-free telephone number. The Trust will send these documents within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Filing of Proxy Voting Record on Form N-PX

The Trust will annually file its complete proxy voting record with the SEC on Form N-PX. The Form N-PX shall be filed for the twelve months ended June 30 no later than August 31 of that year.

PROCEDURES:

Review of Subadvisers’ Proxy Voting

The Trust has delegated proxy voting authority with respect to fund portfolio securities in accordance with the Trust Policy, as set forth above.

Consistent with this delegation, each subadviser is responsible for the following:

1)	Implementing written policies and procedures, in compliance with Rule 206(4)-6 under the Advisers Act, reasonably designed to ensure that the subadviser votes portfolio securities in the best interest of shareholders of the Trust.

2)	Providing the adviser with a copy and description of the Subadviser Policy prior to being approved by the Board as a subadviser, accompanied by a certification that represents that the Subadviser Policy has been adopted in conformance with Rule 206(4)-6 under the Advisers Act. Thereafter, providing the adviser with notice of any amendment or revision to that Subadviser Policy or with a description thereof. The adviser is required to report all material changes to a

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Subadviser Policy quarterly to the Board. The CCO’s annual written compliance report to the Board will contain a summary of the material changes to each Subadviser Policy during the period covered by the report.

3)	Providing the adviser with a quarterly certification indicating that the subadviser did vote proxies of the funds and that the proxy votes were executed in a manner consistent with the Subadviser Policy. If the subadviser voted any proxies in a manner inconsistent with the Subadviser Policy, the subadviser will provide the adviser with a report detailing the exceptions.

Adviser Responsibilities

The Trust has retained a proxy voting service to coordinate, collect, and maintain all proxy-related information, and to prepare and file the Trust’s reports on Form N-PX with the SEC.

The adviser, in accordance with its general oversight responsibilities, will periodically review the voting records maintained by the proxy voting service in accordance with the following procedures:

1)	Receive a file with the proxy voting information directly from each subadviser on a quarterly basis.

2)	Select a sample of proxy votes from the files submitted by the subadvisers and compare them against the proxy voting service files for accuracy of the votes.

3)	Deliver instructions to shareholders on how to access proxy voting information via the Trust’s semi-annual and annual shareholder reports.

Proxy Voting Service Responsibilities

Aggregation of Votes:

The proxy voting service’s proxy disclosure system will collect fund-specific and/or account-level voting records, including votes cast by multiple subadvisers or third party voting services.

Reporting:

The proxy voting service’s proxy disclosure system will provide the following reporting features:

1)	multiple report export options;

2)	report customization by fund-account, portfolio manager, security, etc.; and

3)	account details available for vote auditing.

Form N-PX Preparation and Filing:

The adviser will be responsible for oversight and completion of the filing of the Trust’s reports on Form N-PX with the SEC. The proxy voting service will prepare the EDGAR version of Form N-PX and will submit it to the adviser for review and approval prior to filing with the SEC. The proxy voting service will file Form N-PX for each twelve-month period ending on June 30. The filing must be submitted to the SEC on or before August 31 of each year.

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Schedule A

PROXY VOTING POLICIES AND PROCEDURES

JOHN HANCOCK FUNDS:	Adopted:	Amended:
John Hancock Trust	September 28, 2007	March 26, 2008; June 27, 2008
John Hancock Funds II	September 28, 2007	March 26, 2008; June 27, 2008
John Hancock Funds III	September 11, 2007	June 10, 2008
John Hancock Bond Trust	September 11, 2007	June 10, 2008
John Hancock California Tax-Free Income Fund	September 11, 2007	June 10, 2008
John Hancock Capital Series	September 11, 2007	June 10, 2008
John Hancock Current Interest	September 11, 2007	June 10, 2008
John Hancock Equity Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust	September 11, 2007	June 10, 2008
John Hancock Investment Trust II	September 11, 2007	June 10, 2008
John Hancock Investment Trust III	September 11, 2007	June 10, 2008
John Hancock Municipal Securities Trust	September 11, 2007	June 10, 2008
John Hancock Series Trust	September 11, 2007	June 10, 2008
John Hancock Sovereign Bond Fund	September 11, 2007	June 10, 2008
John Hancock Strategic Series	September 11, 2007	June 10, 2008
John Hancock Tax-Exempt Series	September 11, 2007	June 10, 2008
John Hancock World Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund II	September 11, 2007	June 10, 2008
John Hancock Preferred Income Fund III	September 11, 2007	June 10, 2008
John Hancock Patriot Premium Dividend Fund II	September 11, 2007	June 10, 2008
John Hancock Bank & Thrift Opportunity Fund	September 11, 2007	June 10, 2008
John Hancock Income Securities Trust	September 11, 2007	June 10, 2008
John Hancock Investors Trust	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Dividend Income Fund	September 11, 2007	June 10, 2008
John Hancock Tax-Advantaged Global Shareholder Yield Fund	September 11, 2007	June 10, 2008

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PROXY VOTING POLICY

Executive Summary

Manulife Asset Management (US) LLC (“Manulife Asset Management (US)” or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the clients.

To fulfill the Firm’s fiduciary duty to clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third party service provider, to vote clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1.	research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;
2.	ensure that proxies are voted and submitted in a timely manner;
3.	handle other administrative functions of proxy voting;
4.	maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;
5.	maintain records of votes cast; and
6.	provide recommendations with respect to proxy voting matters in general.

The proxy voting function of Manulife Asset Management (US) Operations is responsible for administering and implementing the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Oversight of the proxy voting process is the responsibility of the Firm’s Senior Investment Policy Committee.

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Introduction

Manulife Asset Management (US) LLC (Manulife Asset Management (US) or the “Firm”) is registered with the U.S. Securities and Exchange Commission (SEC) as an investment adviser. As a registered investment adviser, Manulife Asset Management (US) must comply with the requirements of the SEC Investment Advisers Act of 1940, as amended and the rules there under (Advisers Act). In accordance with Rule 206(4)-7 of the Advisers Act, Manulife Asset Management (US) has adopted policies and procedures reasonably designed to prevent violations of the Advisers Act and designated a Chief Compliance Officer to administer its compliance policies and procedures.

The Firm is a wholly owned subsidiary of Manulife Financial Corporation (Manulife Financial) and is affiliated with several SEC-registered and non-SEC registered investment advisers which are also subsidiaries or affiliates of Manulife Financial. Collectively, Manulife Asset Management (US) and its advisory affiliates represent the diversified investment management division of Manulife Financial and they provide comprehensive asset management solutions for institutional investors, retirement and investment funds, and individuals, in key markets around the world. Certain of these companies within Manulife Financial offer a number of products and services designed specifically for various categories of investors in a number of different countries and regions. These products or services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations.

The Firm manages assets for a variety of institutional and other types of clients, including public and private pension funds, financial institutions and investment trusts. It also manages registered and private collective funds, including UCITS, US and Canadian open- and closed-end mutual funds. In particular, the Firm is affiliated with, and serves as investment manager or a sub-adviser to, a number of mutual fund families that are sponsored by affiliates (the “Funds”). This investment expertise extends across a full range of asset classes including equity, fixed income and alternative investments such as real estate, as well as asset allocation strategies.

The portfolios under management have a mix of investment objectives and may invest in, or create exposure to, a wide variety of financial instruments in different asset classes, including listed and unlisted equity and fixed income securities, commodities, fixed income instruments, derivatives and structured products, futures and options.

PROXY VOTING POLICY

This Proxy Voting Policy (the ”Policy”) covers the proxy activities and related disclosure obligations of Manulife Asset Management (US)and applies to all Manulife Asset Management (US)clients for whom Manulife Asset Management (US) has been delegated the authority to vote proxies.

The Proxy Voting Policy is designed to meet the needs of Manulife Asset Management (US)’s clients with strict adherence to the highest principles of fiduciary conduct, including minimizing any potential material conflict of interest between the Firm and the Firm’s clients. It is also designed to ensure compliance with the applicable rules and regulations of the various regulators to which Manulife Asset Management (US) is subject. It sets forth the general corporate governance principles of Manulife Asset Management (US) in ensuring that clear guidelines are established for voting proxies and communicating such with our clients, regulators and other relevant parties.

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The structure and purpose of the Proxy Voting Policy will continually evolved in alignment with the risk profile of Manulife Asset Management (US), internal standards and requirements, roles and responsibilities of the Manulife Asset Management (US) Board and other relevant oversight committees, and regulatory requirements. The Proxy Voting Policy is not intended to cover every possible situation that may arise in the course of conducting the Firm’s business. It is meant to be subject to change and to interpretation from time to time where facts and circumstances dictate, or where new regulations or guidance become effective, or where the plain language of the Policy appears unclear in light of the particular circumstances.

All Firm employees are asked to consult with the Chief Compliance Officer of Manulife Asset Management (US) (“Chief Compliance Officer”) if they have any questions concerning this Policy, questions about the standards set forth, or questions about proxy voting in general. Where, however, such obligations are inconsistent with this Policy, then the matter should immediately be referred to the Chief Compliance Officer and the Manulife Asset Management (US) General Counsel (“General Counsel”) who have authority to interpret this Policy or to take appropriate action in accordance with the principles set forth in this Policy in a manner in any situations not specifically covered by guidelines or procedures.

The Proxy Policy has the following six sections:

1. General Principles

2. Standards

3. Administration

4. Conflict of Interest

5. Recordkeeping

6. Policy Administration

General Principles

Scope

Manulife Asset Management (US) provides investment advisory services to both ERISA and non-ERISA institutional clients, the Funds, and other non-institutional clients (collectively, the “Clients”). Manulife Asset Management (US) understands that proxy voting is an integral aspect of security ownership. Accordingly, in cases where Manulife Asset Management (US) has been delegated authority to vote proxies, that function must be conducted with the same degree of prudence and loyalty accorded any fiduciary or other obligation of an investment manager.

This Policy permits Clients to:

1. delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to Manulife Asset Management (US)’s proxy voting polices and guidelines;

2. delegate to Manulife Asset Management (US) the responsibility and authority to vote proxies on their behalf according to the particular Client’s own proxy voting policies and guidelines, subject to acceptance by the Firm, as mutually agreed upon between the Firm and the Client; or

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3. elect to vote proxies themselves. In instances where Clients elect to vote their own proxies, Manulife Asset Management (US) shall not be responsible for voting proxies on behalf of such Clients.

Policy Statement

Manulife Asset Management (US) seeks to vote proxies in the best economic interests of all of its Clients for whom the Firm has proxy voting authority and responsibilities. In the ordinary course, this entails voting proxies in a way which Manulife Asset Management (US) believes will maximize the monetary value of each portfolio’s holdings. Manulife Asset Management (US) takes the view that this will benefit the Clients.

The Firm believes that its Proxy Voting Policy is reasonably designed to ensure that proxy matters are conducted in the best interest of Clients, and in accordance with Manulife Asset Management (US)’s fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in the U.S. Department of Labor interpretations.

To fulfill the Firm’s fiduciary duty to Clients with respect to proxy voting, Manulife Asset Management (US) has contracted with the RiskMetrics Group (RiskMetrics), an independent third-party service provider, to vote Clients’ proxies according to RiskMetrics’ proxy voting recommendations. Proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global RiskMetrics Proxy Voting Manual, as in effect from time to time. Except in instances where a Manulife Asset Management (US) client retains voting authority, Manulife Asset Management (US) will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics.

Manulife Asset Management (US) provides copies of the current domestic and global RiskMetrics proxy voting guidelines upon request. It reserves the right to amend any of RiskMetrics’s guidelines in the future. If any such changes are made an amended Proxy Voting Policy will be made available for clients.

Therefore, the Proxy Voting Policy encompasses the following principles:

▪	The proxy voting function of Manulife Asset Management (US)Operations (“Proxy Operations”) shall cause the implementation of procedures, practices, and controls (collectively, the “Procedures”) sufficient to promote high quality fiduciary administration of the Proxy Voting Policy, including the proper oversight of any service providers hired by the Firm to assist it in the proxy voting process. Such Procedures shall be reasonably designed to meet all applicable regulatory requirements and highest fiduciary standards.

▪	The Chief Compliance Officer makes an annual risk-based assessment of Manulife Asset Management (US)’s compliance program, which may include proxy voting activities, and may conduct a review of the Procedures to determine that such Procedures are satisfactory to promote high-quality fiduciary administration. The Chief Compliance Officer makes periodic reports to Manulife Asset Management (US) Senior Investment Policy Committee (SIPC) that include a summary of instances where Manulife Asset Management (US) has (i) voted proxies in a manner inconsistent with the recommendation of RiskMetrics, and (ii) voted proxies in

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circumstances in which a material conflict of interest may exist as set forth in the Conflicts section.

▪	Except as otherwise required by law, Manulife Asset Management (US)has a general policy of not disclosing to any issuer or third-party how Manulife Asset Management (US)or its voting delegate voted a Client’s proxy.

▪	Manulife Asset Management (US) endeavors to show sensitivity to local market practices when voting proxies of non-U.S. issuers. Manulife Asset Management (US) votes in all markets where it is feasible to do so.

Standards

Manulife Asset Management (US) has engaged RiskMetrics as its proxy voting agent to:

1. research and make voting recommendations or, for matters for which Manulife Asset Management (US) has so delegated, to make the voting determinations;

2. ensure that proxies are voted and submitted in a timely manner;

3. handle other administrative functions of proxy voting;

4. maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

5. maintain records of votes cast; and

6. provide recommendations with respect to proxy voting matters in general.

Oversight of the proxy voting process is the responsibility of the SIPC. The SIPC reviews and approves amendments to the Proxy Voting Policy and delegates authority to vote in accordance with this Policy to RiskMetrics.

Manulife Asset Management (US)does not engage in the practice of “empty voting” ( a term embracing a variety of factual circumstances that result in a partial or total separation of the right to vote at a shareholders meeting from beneficial ownership of the shares on the meeting date). Manulife Asset Management (US) prohibits investment managers from creating large hedge positions solely to gain the vote while avoiding economic exposure to the market. Manulife Asset Management (US) will not knowingly vote borrowed shares (for example, shares borrowed for short sales and hedging transactions) that the lender of the shares is also voting.

Manulife Asset Management (US) reviews various criteria to determine whether the costs associated with voting the proxy exceed the expected benefit to Clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, the Firm may refrain from voting a proxy on behalf of the Clients’ accounts.

In addition, Manulife Asset Management (US) may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the Firm’s ability to vote such a proxy. These issues may include, but are not limited to:

1. proxy statements and ballots being written in a foreign language;

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2. underlying securities have been lent out pursuant to a Client’s securities lending program;

3. untimely notice of a shareholder meeting;

4. requirements to vote proxies in person;

5. restrictions on foreigner’s ability to exercise votes;

6. restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (“share blocking and re-registration”);

7. requirements to provide local agents with power of attorney to facilitate the voting instructions (such proxies are voted on a best-efforts basis); or

8. inability of a Client’s custodian to forward and process proxies electronically.

Administration

Proxy Operations is responsible for administering the proxy voting process, including:

1. Implementing and updating the applicable domestic and global RiskMetrics proxy voting guidelines;

2. Coordinating and overseeing the proxy voting process performed by RiskMetrics; and

3. Providing periodic reports to the SIPC, the Chief Compliance Officer and Clients as requested.

As noted, all proxies received on behalf of Clients are forwarded to RiskMetrics. Any Manulife Asset Management (US) employee that receives a client’s proxy statement should therefore notify Proxy Operations and arrange for immediate delivery to RiskMetrics.

From time to time, proxy votes will be solicited which (i) involve special circumstances and require additional research and discussion or (ii) are not directly addressed by RiskMetrics. These proxies are identified through a number of methods, including but not limited to notification from RiskMetrics, concerns of clients, and questions from consultants.

In such instances of special circumstances or issues not directly addressed by RiskMetrics, a sub-committee of SIPC (“Proxy Committee”) will be consulted for a determination of the proxy vote. The Proxy Committee comprises of no fewer than three members of SIPC. Although the Firm anticipates that such instances will be rare, The Proxy Committee’s first determination is whether there is a material conflict of interest between the interests of a Client and those of Manulife Asset Management (US). If the Proxy Committee determines that there is a material conflict, the process detailed under “Potential Conflicts” below is followed. If there is no material conflict, the Proxy Committee examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of Clients. At this point, the Proxy Committee will make a voting decision based on maximizing the monetary value of all portfolios’ holdings.

There may be circumstances under which a portfolio manager or other Manulife Asset Management (US)investment professional (“Manulife Asset Management (US)Investment Professional”) believes that it is in the best interest of a Client or Clients to vote proxies in a manner inconsistent with the recommendation of RiskMetrics. In such an event, as feasible, the Manulife Asset Management (US) Investment Professional shall inform Proxy Operations of his

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or her decision to vote such proxy in a manner inconsistent with the recommendation of RiskMetrics. Proxy Operations will report to the Chief Compliance Officer no less than quarterly any instance where a Manulife Asset Management (US) Investment Professional has decided to vote a proxy on behalf of a Client in that manner.

In addition to voting proxies, Manulife Asset Management (US):

1. describes its proxy voting procedures to its clients in the relevant or required disclosure document, including Part II of its Form ADV;

2. provides clients with a copy of the Proxy Voting Policy, upon request;

3. discloses to its clients how they may obtain information on how Manulife Asset Management (US) voted the client’s proxies;

4. generally applies its Proxy Voting Policy consistently and keeps records of votes for each Client;

5. documents the reason(s) for voting for all non-routine items; and

6. keeps records of such proxy voting through RiskMetrics available for inspection by the Client or governmental agencies.

Conflict of Interest

In instances where Manulife Asset Management (US)has the responsibility and authority to vote proxies on behalf of its clients for which Manulife Asset Management (US)serves as the investment adviser, there may be instances where a material conflict of interest exists. For example, Manulife Asset Management (US) or its affiliates may provide services to a company whose management is soliciting proxies, or to another entity which is a proponent of a particular proxy proposal. Another example could arise when Manulife Asset Management (US) or its affiliates has business or other relationships with participants involved in proxy contests, such as a candidate for a corporate directorship. More specifically, if Manulife Asset Management (US) is aware that one of the following conditions exists with respect to a proxy, Manulife Asset Management (US) shall consider such event a potential material conflict of interest:

1. Manulife Asset Management (US) has a business relationship or potential relationship with the issuer;

2. Manulife Asset Management (US) has a business relationship with the proponent of the proxy proposal; or

3. Manulife Asset Management (US) members, employees or consultants have a personal or other business relationship with the participants in the proxy contest, such as corporate directors or director candidates.

As a fiduciary to its clients, Manulife Asset Management (US) takes these potential conflicts very seriously. While Manulife Asset Management (US)’s only goal in addressing any such potential conflict is to ensure that proxy votes are cast in the clients’ best interests and are not affected by Manulife Asset Management (US)’s potential conflict, there are a number of courses

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Manulife Asset Management (US) may take. The final decision as to which course to follow shall be made by the Proxy Committee.

In the event of a potential material conflict of interest, the Proxy Committee will (i) vote such proxy according to the specific recommendation of RiskMetrics; (ii) abstain; or (iii) request that the Client votes such proxy. All such instances shall be reported to the Chief Compliance Officer at least quarterly.

As RiskMetrics will vote proxies in accordance with its proxy voting guidelines, Manulife Asset Management (US) believes that this process is reasonably designed to address conflicts of interest that may arise between Manulife Asset Management (US) and a Client as to how proxies are voted. When the matter falls clearly within one of the proposals enumerated in RiskMetrics proxy voting policy, casting a vote which simply follows RiskMetrics’ pre-determined policy would eliminate Manulife Asset Management (US)’s discretion on the particular issue and hence avoid the conflict.

In other cases, where the matter presents a potential material conflict and is not clearly within one of the RiskMetrics’ enumerated recommendations, or is of such a nature that the Proxy Committee believes more active involvement is necessary, the Proxy Committee shall make a decision as to the voting of the proxy. The basis for the voting decision, including the basis for the determination that the decision is in the best interests of Clients, shall be formalized in writing as a part of the minutes of the Proxy Committee. Which action is appropriate in any given scenario would be the decision of the Proxy Committee in carrying out its duty to ensure that the proxies are voted in the Clients’, and not Manulife Asset Management (US)’s, best interests.

Recordkeeping

In accordance with applicable law, Manulife Asset Management (US) shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Manulife Asset Management (US)’s office:

▪	the Manulife Asset Management (US)Proxy Voting Policy and any additional procedures created pursuant to that policy;

▪	a copy of each proxy statement Manulife Asset Management (US)receives regarding securities held by Clients (this requirement will be satisfied by RiskMetrics who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database);

▪	a record of each vote cast by Manulife Asset Management (US)(this requirement will be satisfied by RiskMetrics who has agreed in writing to do so) on behalf of Clients;

▪	a copy of any document created by Manulife Asset Management (US)that was material in making its voting decision or that memorializes the basis for such decision; and

▪	a copy of each written request from a client, and response to the client, for information on how Manulife Asset Management (US) clients’ proxies were voted.

Policy Administration

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The Proxy Voting Policy shall be review and approved by the Chief Compliance Officer at least annually.

The Chief Compliance Officer shall make periodic reports to the SIPC covering the effectiveness of the Policy.

Policy Summary Edition: February 2011

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ROBECO INVESTMENT MANAGEMENT

ROBECO WEISS, PECK & GREER

ROBECO BOSTON PARTNERS

Proxy Voting Policies

February 2012

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Robeco Investment Management

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.robecoinvest.com

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I.	The Board of Directors		25
	A.	Voting on Director Nominees in Uncontested Elections	25
	B.	Majority Voting for Director Elections (U.S. and Canada)	28
	C.	Chairman and CEO are the Same Person	28
	D.	Majority of Independent Directors	28
	E.	Stock Ownership Requirements	29
	F.	Options Backdating	29
	G.	Lack of nominating committee	29
	H.	Term of Office	29
	I.	Requiring two or more nominees	29
	J.	Age Limits	29
	K.	Director and Officer Indemnification and Liability Protection	30
	L.	Succession Planning	30
	M.	Limits for directors receiving 25% Withhold Votes	30
	N.	Establish/Amend Nominee Qualifications	30
	O.	Director Elections – Non-U.S. Companies	30
II.	Proxy Contests		40
	A.	Voting for Director Nominees in Contested Elections	40
	B.	Reimburse Proxy Solicitation Expenses	40
III.	Auditors		40
	A.	Ratifying Auditors	40
	B.	Italy - Director and Auditor Indemnification	41
	C.	Austria, Greece, Portugal and Spain:	41
	D.	MSCI EAFE Companies - Auditor Fee Disclosure	42
IV.	Proxy Contest Defenses		42
	A.	Board Structure: Staggered vs. Annual Elections	42
	B.	Shareholder Ability to Remove Directors	42
	C.	Cumulative Voting	42
	D.	Shareholder Ability to Call Special Meetings	42
	E.	Shareholder Ability to Act by Written Consent	43
	F.	Shareholder Ability to Alter the Size of the Board	43
V.	Tender Offer Defenses		43
	A.	Poison Pills	43
	B.	Poison Pills (Japan)	44
	C.	Anti-Takeover Proposals (France)	45
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	D.	Fair Price Provisions	45
	E.	Greenmail	45
	F.	Pale Greenmail	45
	G.	Unequal Voting Rights	45
	H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws	45
	I.	Supermajority Shareholder Vote Requirement to Approve Mergers	45
	J.	White Squire Placements	46
	K.	Protective Preference Shares	46
VI.	Miscellaneous Governance Provisions		46
	A.	Confidential Voting	46
	B.	Equal Access	46
	C.	Bundled Proposals	47
	D.	Shareholder Advisory Committees	47
	E.	Charitable Contributions	47
	F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement	47
	G.	Related-Party Transactions (France)	47
	H.	Related Party Transaction Auditor Reports (France)	47
	I.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)	48
VII.	Capital Structure		48
	A.	Common Stock Authorization	48
	B.	Capital Issuance Requests	49
	C.	Stock Distributions: Splits and Dividends	50
	D.	Reverse Stock Splits	50
	E.	Preferred Stock	50
	F.	Adjustments to Par Value of Common Stock	50
	G.	Preemptive Rights	50
	H.	Debt Restructurings	51
	I.	Share Repurchase Programs	51
	J.	Share Repurchase Programs to Fund Stock Option Plans	51
	K.	Additional Share Repurchase Programs	51
	L.	Netherlands - Remuneration Report	52
	M.	Tracking Stock	52
	N.	“Going Dark” Transactions	53
VIII.	Executive and Director Compensation		53
	A.	General	53
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	B.	Management Proposals Seeking Approval to Reprice Options	54
	C.	Director Compensation	54
	D.	Employee Stock Purchase Plans	54
	E.	OBRA-Related Compensation Proposals:	55
	F.	Shareholder Proposals to Limit Executive and Director Pay	56
	G.	Golden and Tin Parachutes	56
	H.	Employee Stock Ownership Plans (ESOPs)	56
	I.	401(k) Employee Benefit Plans	57
	J.	Pension Plan Income and Performance-Based Compensation	57
	K.	Indexed Options and Performance Vested Restricted Stock	57
	L.	Burn Rate	57
	M.	Transferable Stock Options	57
	N.	Supplemental Executive Retirement Plan (SERPs)	57
	O.	Pay-for-Superior-Performance	57
	P.	Executive Compensation Advisory Proposal (Say on Pay)	57
	Q.	Pre-Arranged Trading Plans (10b5-1 Plans)	59
	R.	Share Buyback Holding Periods	59
	S.	Tax Gross-Up Proposals	60
	T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal	60
	U.	Equity Based Compensation Plans are evaluated on a case-by-case basis	60
	V.	Golden Coffin (Death Benefit)	60
	W.	Hold Till (post) Retirement	61
	X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:	61
Y.	Compensation Issue in Non-US Companies		61
	Z.	Canadian Equity Compensation Plans, TSX Issuers	63
IX.	State of Incorporation		64
	A.	Voting on State Takeover Statutes	64
	B.	Voting on Reincorporation Proposals	64
X.	Mergers and Corporate Restructurings		65
	A.	Mergers and Acquisitions	65
	B.	Corporate Restructuring	65
	C.	Spin-offs	65
	D.	Asset Sales	65
	E.	Liquidations	66
	F.	Appraisal Rights	66
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	G.	Changing Corporate Name	66
	H.	Special Purpose Acquisition Corporations (SPACs)	66
XI.	Mutual Funds		66
XII.	Corporate Governance and Conduct		67
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Robeco Investment Management

Proxy Voting Policies

As of February 2011

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

In the following situations, votes on director nominees will be WITHHELD:

Nominee attends less than 75% of the board and committee meetings without a valid excuse;

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Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

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Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year; or

The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the previous two years.

Under extraordinary circumstances, RIM will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at eh company;

Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

RIM will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if”

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

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RIM will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

RIM will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

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We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

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Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director's legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

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From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

Applicable to all TSX-listed companies, votes from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

The board is less than majority independent; or

The board lacks a separate compensation or nominating committee.

For TSX Venture companies, votes from individual directors (and the whole slate if the slate includes such individual directors) who:

i.	Are insiders on the audit committee.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

In the following situations, we will vote AGAINST:

a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.

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b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors
For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees
For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis

All European Markets

RIM will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote will be made on a CASE-BY-CASE basis. In order for RIM to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control

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mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.)

Ireland

We vote AGAINSTNon-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;

Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences.

Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one-third of the board is not independent.

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Hong Kong

RIM will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the RIM criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

c.	Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation;

d.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

e.	Is an executive director serving on the audit committee.

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Malaysia

We vote AGAINST

Insiders on the audit or remuneration committees;

The election of management nominees if the nominee is an executive director and is a member of the audit or remuneration committees.

South Korea

We vote AGAINST any nominee who is a non-independent director serving on the audit committee.

Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors .

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Phillipines

Where independent directors represent less than the higher of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Brazil

RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

RIM will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

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France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

If it is a temporary solution;

If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place.
A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections: For widely held companies, RIM will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, RIM will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, RIM will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors .

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

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Sweden - Director Elections/Labor Representatives

For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

We vote AGAINST proposals that would:

Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care;

Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F,we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non-independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director's legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

We vote AGAINST the reelection of directors who fail to attend at least 75 percent of board meetings, unless the company discloses a legitimate reason for poor attendance. The same policy will be applied to statutory auditors.

For listed subsidiary companies that have publicly-traded parent cos, we vote AGAINST reelection of the top executive(s) if the board, after the shareholder meeting does not include at least two independent directors.

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For listed subsidiaries with the three-committee structure, we vote AGAINST the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors.

The firm will not vote AGAINST the reelection of executives as long as the board includes at least one independent director.

We vote AGAINST the top executive at listed companies that have controlling shareholders, where the board after the shareholder meeting does not include at least two independent directors based on ISS' independence criteria for Japan.

For companies with a three-committee structure, RIM will vote AGAINST outside director nominees who are regarded as non-independent. However, if a majority of the directors on the board after the shareholder meeting are independent outsiders, vote FOR the appointment of affiliated outsiders

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any non-independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors if they are bundled under a single voting item.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

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Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

India

We will vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

We will vote AGAINST an individual nominee if he/she is an executive director, who is neither the CEO nor a member of the founding family, and sits on either the audit or remuneration committee. If the company does not have a remuneration committee, it will be assumed that the whole board serves as the remuneration committee and we will vote AGAINST the reelection of executive directors who are neither the CEO nor a member of the founding family.

Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, RIM will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies. For core companies where the board must include labor representatives by law, RIM will require that one-third of the total board be independent.

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

27.	South Africa:

We will vote FOR the reelection of directors unless:

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a.	Adequate disclosure has not been provided in a timely manner;

b.	There are clear concerns over questionable finances or restatements;

c.	There have been questionable transactions with conflicts of interest;

d.	There are any records of abuses against minority shareholder interests;

e.	The board fails to meet minimum governance standards;

f.	There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

g.	Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

h.	Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

a.	The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

b.	The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

c.	The director is the former CEO who has been appointed as chair;

d.	The director is a non-independent NED who serves on the audit committee;

e.	The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

f.	The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board's black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

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Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

28.	Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management's track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

III. Auditors

A.	Ratifying Auditors

1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.

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2.	We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.	We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

5.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.	Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.	Name of the proposed auditors has not been published;

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5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D.	MSCI EAFE Companies - Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.	The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV. Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.	the presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	a proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.	Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

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2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders' current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

Investor ownership structure; and

Shareholder support of, and management's response to, previous shareholder proposals.

RIM will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered1 right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

F.	Shareholder Ability to Alter the Size of the Board

1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V. Tender Offer Defenses

A.	Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.

1 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or

ii.	The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.	We vote FOR shareholder proposals to redeem a company's poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and other factors that may be applicable.

e.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.

B.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only SUPPORT resolutions if:

1.	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

2.	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

3.	The effective duration of the poison pill is for a maximum of three years.

4.	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

5.	The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

6.	There are no other protective or entrenchment tools.

7.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

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C.	Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

D.	Fair Price Provisions

1.	We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.	Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.	Unequal Voting Rights

1.	We vote AGAINST dual class exchange offers.

2.	We vote AGAINST dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.	Ownership structure;

b.	Quorum requirements; and

c.	Supermajority vote requirements.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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J.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

K.	Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions

A.	Confidential Voting

1.	We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.

B.	Equal Access

RIM will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and

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2.	Proposal-specific factors, including:

a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.	The maximum proportion of directors that shareholders may nominate each year; and

c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations. .

C.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

D.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.

E.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

F.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.	We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

H.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

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I.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that RIM would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-day’s notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting. Where the proposal at a give EGM/GM is not time-sensitive, RIM would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, RIM will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.	Exclusive Venue Proposals (Mgmt proposals seeking exclusive jurisdiction for resolution of disputes)

RIM will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.	whether the company has the following good governance features:

a.	an annually elected board;

b.	a majority vote standard in uncontested director elections; and

c.	the absence of a poison pill, unless the pill was approved by shareholders.

VII. Capital Structure

A.	Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.	We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

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B.	Capital Issuance Requests

1.	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.	We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital.

2.	Specific issuance requests will be judged on their individual merits.

3.	Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations:
We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.

h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.	South Africa

a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

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iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.	France We will vote FOR general issuance requests with or without preemptive rights but with a binding “priority right” for a maximum of 50% over currently issued capital.

C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.	We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.	We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.	Preemptive Rights

1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.

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H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.	Share Repurchase Programs to Fund Stock Option Plans

1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs

1.	Denmark

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Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L.	Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:

1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

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4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

3.	Balanced interests of continuing vs. cashed-out shareholders

4.	Market reaction to public announcement of transaction

VIII. Executive and Director Compensation

A.	General

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

2.	We vote AGAINST plans that contain:

a.	Voting power dilution greater than 10%

b.	Plans that provide too much discretion to directors

c.	Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

d.	Plans that allow the repricing of underwater stock options without shareholder approval

e.	Plans that lack option expensing

f.	Canada Specific:

i.	The total cost of the company’s equity plans is unreasonable – Dilution and Burn Rate; where the cost of the plan cannot be calculated due to lack of relevant historical data, OR if the historic burn rate for all company plans has been more than 2% per year. If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2% OS;

ii.	Plan Amendment Provisions that do not meet established guidelines;

iii.	Non-employee Director participate is discretionary or unreasonable;

iv.	There is a disconnect between CEO pay and the company’s performance

v.	The plan expressly permits the repricing of stock options without shareholder approval

vi.	The plan is a vehicle for problematic pay practices.

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g.	France-specific: RIM will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.	The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

o	The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.	Employee Stock Purchase Plans

1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

d.	No discount on the stock price on the date of purchase since there is a company matching contribution

3.	Canada

RIM will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.	Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.	Purchase price is at least 80% of fair market value with no employer contribution;

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d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.	Plan Amendment Provision requires shareholder approval for amendments to:

i.	The number of shares reserved for the plan;

ii.	The allowable purchase price discount;

iii.	The employer matching contribution amount.

Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%. RIM will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;

b.	Eligibility;

c.	Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.	OBRA-Related Compensation Proposals:

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.	We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

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F.	Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.

G.	Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.	Voting in an acquisition, merger, consolidation or proposed sale: We will vote on a CASE-BY-CASE basis on proposals to approve the company’s golden parachute compensation. Items that may lead to a vote AGAINST include:

a.	Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

b.	Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

c.	Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

d.	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

e.	Potentially excessive severance payments;

f.	Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

g.	In the case of a substantial gross-up from pre-existing or grandfathered contract: the element that triggered the gross-up.; or

h.	The company’s assertion that a proposed transaction is conditioned on a shareholder approval of the golden parachute advisory vote.

i.	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (management “say on pay”), RIM will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than 5% of outstanding shares).

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I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.

L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options

1.	We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)

1.	RIM will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

f.	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis. Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.	Balance of performance based versus non-performance based pay. Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.	RIM will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if: :

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

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c.	The board exhibits poor communication and responsiveness to shareholders.

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre-arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY-CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest. In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice. However, RIM expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

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8.	The repurchase can be used for takeover defenses;

9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.

U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

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W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

X.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Y.	Compensation Issue in Non-US Companies

1.	Finland - Stock Options

a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

2.	Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

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3.	Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

4.	Sweden, Norway - Matching Share Plans

We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

c.	For broad-based plans directed at all employees, RMG accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value. . ..

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with RMG’S guidelines.

5.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

6.	Japan

RIM will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

RIM will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, RIM may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, RIM will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

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Among other conditions, RIM will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

7.	Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;

c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

8.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.

* RIM may apply a carve-out in the case of well designed plans.*

9.	Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

Z.	Canadian Equity Compensation Plans, TSX Issuers

1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.	Amendment Procedures

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

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b.	Any reduction in exercise price or cancellation and reissue of options;

c.	Any amendment that extends the term of an award beyond the original expiry;

d.	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

e.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

3.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

IX. State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada

a.	RIM will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and

The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

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b.	RIM will vote AGAINST proposals to amend or replace articles/bylaws if any of the following conditions applies:

The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

The quorum for a meeting of directors is less than 50 percent of the number of directors;

The chair of the board has a casting vote in the event of a deadlock at a meeting of directors; and

The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

X. Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm

B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

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E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote FOR changing the corporate name.

H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,

2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

XI. Mutual Funds

A.	Business Development Companies

RIM will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.	a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.	the company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

B.	Multimanaged Funds/Subadvisers:

RIM will vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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XII. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.	We OPPOSE shareholder proposals on investing in renewable energy sources.

12.	We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) recent significant controversy. fines or litigation related to public policy activities, b) the current level of disclosure of relevant policies and oversight mechanisms; and c)the impact the policy issue may have on company’s business.

13.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring;

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b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.

16.	We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

17.	We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

18.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in "high risk" markets; and f) the cost associated with the initiative.

19.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

20.	We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

21.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

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We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:

a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.

22.	Genetically Modified Ingredients (GMO):

a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company's business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

23.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

24.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.

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25.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	RIM will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	RIM will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.	RIM will vote AGAINST proposals barring the company from making political contributions.

e.	RIM will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

26.	Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

END

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)(1)	Agreement and Declaration of Trust dated June 9, 2005 — previously filed as exhibit (a) to initial registration statement on Form N-1A, filed on June 15, 2005, accession number 0000898432-05-000492.

(a)(2)	Amended and Restated Agreement and Declaration of Trust dated June 29, 2005 — previously filed as exhibit (a) to pre-effective amendment no. 1, filed on June 30, 2005, accession number 0000898432-05-000524.

(a)(3)	Second Amended and Restated Agreement and Declaration of Trust dated August 12, 2005 — previously filed as exhibit (a)(3) to pre-effective amendment no. 2, filed on September 2, 2005, accession number 0000898432-05-000776.

(a)(4)	Amendment to Declaration of Trust dated September 2, 2009 — previously filed as exhibit (a)(4) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(b)	By-laws of the Registrant dated June 9, 2005 — previously filed as exhibit (b) to initial registration statement on Form N-1A, filed on June 15, 2005, accession number 0000898432-05-000492.

(b)(1)	Amendment dated June 9, 2009 to the By-laws dated June 9, 2005 — previously filed as exhibit (b)(1) to initial registration statement on Form N-1A, filed on June 30, 2009, accession number 0000950123-09-018788.

(b)(2)	Amendment dated August 31, 2010 to the By-laws dated June 9, 2005 — previously filed as exhibit (b)(2) to post-effective amendment no. 28, filed on November 4, 2010, accession number 0000950123-10-101104.

(c)	Not applicable.

(d)(1)(a)	Advisory Agreement dated March 10, 2009 relating to John Hancock Core High Yield Fund, between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(e) to post-effective amendment no. 17, filed on May 15, 2009, accession number 0000950135-09-004075.

(d)(1)(b)	Advisory Agreement dated July 1, 2009 relating to John Hancock Disciplined Value, John Hancock Global Shareholder Yield Fund, John Hancock International Allocation Portfolio, John Hancock International Core Fund, John Hancock International Growth Fund, John Hancock Leveraged Companies Fund, John Hancock Rainier Growth Fund and John Hancock Small Cap Opportunities Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(f) to post-effective amendment no. 20 on July 31, 2009, accession number 0000950123-09-028376.

(d)(1)(c)	Amendment dated October 1, 2009 to the Advisory Agreement dated July 1, 2009 relating to John Hancock Disciplined Value Fund, John Hancock Global Shareholder Yield Fund, John Hancock International Core Fund and John Hancock International Growth Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(h) to post-effective amendment no. 24 on April 22, 2010, accession number 0000950123-10-037188.

(d)(1)(d)	Amendment dated December 8, 2009 to Advisory Agreement dated July 1, 2009 relating to John Hancock Small Company Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(i) to post-effective amendment no. 24 on April 22, 2010, accession number 0000950123-10-037188.

(d)(1)(e)	Amendment dated June 1, 2010 to Advisory Agreement dated July 1, 2009 relating to John Hancock Disciplined Value Mid Cap Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(e) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(d)(1)(f)	Amendment dated December 7, 2010 to Advisory Agreement dated July 1, 2009 relating to John Hancock International Value Equity Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(f) to post-effective amendment no. 30, filed on June 27, 2011, accession number 0000950123-11-062027.

(d)(1)(g)	Amendment dated December 6, 2011 to Advisory Agreement dated July 1, 2009 relating to John Hancock Strategic Growth Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(g) to post-effective amendment no. 40, filed on December 14, 2011, accession number 0000950123-11-102989.

(d)(1)(h)	Amendment dated June 5, 2012 to Advisory Agreement dated July 1, 2009 relating to John Hancock Rainer Growth Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(h) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-009573.

(d)(1)(i)	Amendment dated July 1, 2012 to Advisory Agreement dated July 1, 2009 relating to John Hancock Global Shareholder Yield Fund between the Registrant and John Hancock Investment Management Services, LLC — previously filed as exhibit (d)(1)(i) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-009573.

(d)(2)	Subadvisory Agreement dated September 2, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC relating to John Hancock International Core Fund — previously filed as exhibit (d)(7) to pre-effective amendment no. 2, filed on September 2, 2005, accession number 0000898432-05-000776.

(d)(3)	Subadvisory Agreement dated September 21, 2005 between John Hancock Investment Management Services, LLC and Grantham, Mayo, Van Otterloo & Co. LLC relating to John Hancock International Growth Fund — previously filed as exhibit (d)(7) to post-effective amendment no. 5, filed on January 16, 2008, accession number 0000950135-08-000181.

(d)(4)	Subadvisory Agreement dated December 29, 2006 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited (now known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited), relating to John Hancock International Allocation Portfolio — previously filed as exhibit (d)(15) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(d)(5)	Subadvisory Agreement dated March 27, 2013 between John Hancock Investment Management Services, LLC and Epoch Investment Partners, Inc. relating to John Hancock Global Shareholder Yield Fund — FILED HEREWITH.

(d)(6)	Subadvisory Agreement December 20, 2007 between John Hancock Investment Management Services, LLC and Rainier Investment Management Inc. relating to John Hancock Rainier Growth Fund — previously filed as exhibit (d)(16) to post-effective amendment no. 8, filed on May 19, 2008, accession number 0000950135-08-003822.

(d)(7)	Subadvisory Agreement dated December 4, 2007 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.) LLC (now known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC), relating to John Hancock Leveraged Companies Fund — previously filed as exhibit (d)(17) to post-effective amendment no. 8, filed on May 19, 2008, accession number 0000950135-08-003822.

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(d)(8)	Subadvisory Agreement dated September 9, 2008 between John Hancock Investment Management Services, LLC and Robeco Investment Management, Inc. relating to John Hancock Disciplined Value Fund — previously filed as exhibit (d)(19) to post-effective amendment no. 14, filed on December 15, 2008, accession number 0000950135-08-008163.

(d)(9)	Subadvisory Agreement dated March 10, 2009 relating to John Hancock Core High Yield Fund, between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited (now known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited) — previously filed as exhibit (d)(20) to post-effective amendment no. 17, filed on May 15, 2009, accession number 0000950135-09-004075.

(d)(10)	Subadvisory Agreement dated November 23, 2009 relating to John Hancock Small Company Fund, between the John Hancock Investment Management Services, LLC and Fiduciary Management Associates, LLC — previously filed as exhibit (d)(21) to post-effective amendment no. 21 on February 23, 2010, accession number 0000950123-10-015685.

(d)(11)	Subadvisory Agreement dated June 1, 2010 relating to John Hancock Disciplined Value Mid Cap Fund between John Hancock Investment Management Services, LLC and Robeco Investment Management, Inc. — previously filed as exhibit (d)(15) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(d)(12)	Amendment dated January 1, 2010 to Subadvisory Agreement dated December 29, 2006 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.A.) Limited (now known as John Hancock Asset Management a division of Manulife Asset Management (North America) Limited) relating to John Hancock International Allocation Portfolio — previously filed as exhibit (d)(22) to post-effective amendment no. 24 on April 22, 2010, accession number 0000950123-10-037188.

(d)(13)	Subadvisory Agreement dated December 13, 2010 between John Hancock Investment Management Services, LLC and MFC Global Investment Management (U.S.), LLC (now known as John Hancock Asset Management a division of Manulife Asset Management (US) LLC) relating to John Hancock International Value Equity Fund — previously filed as exhibit (d)(15) to post-effective amendment no. 30, filed on June 27, 2011, accession number 0000950123-11-062027.

(d)(14)	Amendment dated December 6, 2011 to Subadvisory Agreement dated December 13, 2010 between John Hancock Investment Management Services, LLC and John Hancock Asset Management (U.S.), LLC (formerly, MFC Global Investment Management a division of Manulife Asset Management (US) LLC) relating to John Hancock Strategic Growth Fund — previously filed as exhibit (d)(15) to post-effective amendment no. 40, filed on December 14, 2011, accession number 0000950123-11-102989.

(d)(15)	Amendment dated June 5, 2012 to Subadvisory Agreement dated December 20, 2008 between John Hancock Investment Management Services, LLC and Rainier Investment Management Inc. relating to John Hancock Rainier Growth Fund — previously filed as exhibit (d)(15) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-009573.

(d)(16)	Subadvisory Agreement dated January 1, 2011 between John Hancock Investment Management Services, LLC and John Hancock Asset Management a division of Manulife Asset Management (US) LLC) relating to John Hancock International Allocation Portfolio — FILED HEREWITH.

(e)	Distribution Agreement dated September 2, 2005 between the Registrant and John Hancock Funds, LLC — previously filed as exhibit (e) to pre-effective amendment no. 2, filed on September 2, 2005, accession number 0000898432-05-000776.

(f)	Not Applicable.

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(g)	Master Custodian Agreement dated September 10, 2008 between the Registrant and State Street Bank and Trust Company — previously filed as exhibit (g) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(h)(1)	Service Agreement dated July 1, 2009 among the Registrant, John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC — previously filed as exhibit (d)(1)(g) to post-effective amendment no. 20 on July 31, 2009, accession number 0000950123-09-028376.

(h)(2)	Amendment dated December 11, 2009 to Service Agreement dated July 1, 2009 among the Registrant, John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC — previously filed as exhibit (h)(2) to post-effective amendment no. 28, filed on November 4, 2010, accession number 0000950123-10-101104.

(h)(3)	Amendment dated December 6, 2011 to Service Agreement dated July 1, 2009 among the Registrant, John Hancock Investment Management Services, LLC and John Hancock Advisers, LLC — previously filed as exhibit (h)(15) to post-effective amendment no. 40, filed on December 14, 2011, accession number 0000950123-11-102989.

(h)(4)	Class R1 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(3) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(5)	Class R3 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(5) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(6)	Class R4 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(6) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(7)	Class R5 Service Plan dated June 30, 2006 — previously filed as exhibit (h)(7) to post-effective amendment no. 4, filed on June 27, 2007, accession number 0001010521-07-000489.

(h)(8)	Class R2 Shares Service Plan dated December 6, 2011— previously filed as exhibit (h)(8) to post-effective amendment no. 44, filed on February 24, 2012, accession number 0000950123-12-003092.

(h)(9)	Amended and Restated Transfer Agency and Service Agreement dated July 1, 2011 between the Registrant and John Hancock Signature Services, Inc. — previously filed as exhibit (h)(9) to post-effective amendment no. 41, filed on December 22, 2011, accession number 0000950123-11-103887.

(h)(10)	Form of Amendment to Amended and Restated Transfer Agency and Service Agreement dated July 1, 2011 between the Registrant and John Hancock Signature Services, Inc. — previously filed as exhibit (h)(10) to post-effective amendment no. 41, filed on December 22, 2011, accession number 0000950123-11-103887.

(h)(11)	Chief Compliance Officer Services Agreement dated March 10, 2009 by and among the Registrant, John Hancock Investment Management Services, LLC, John Hancock Advisers, LLC and the Registrant’s Chief Compliance Officer — previously filed as exhibit (h)(10) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(h)(12)	Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice dated March 20, 2013 between the Registrant and John Hancock Investment Management Services, LLC — FILED HEREWITH.

(h)(13)	Rule 12b-1 Fee Waiver Letter Agreement dated March 20, 2013 between the Registrant and John Hancock Funds, LLC — FILED HEREWITH.

(i)	Legal Opinion — FILED HEREWITH.

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(j)	Consent of Independent Registered Accounting Firm — TO BE FILED BY AMENDMENT.

(k)	Not Applicable.

(l)	Not Applicable.

(m)(1)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005 as amended December 13, 2006 relating to Class 1 Shares — previously filed as exhibit (m)(1) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(2)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class A Shares — previously filed as exhibit (m)(3) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(3)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class B Shares — previously filed as exhibit (m)(4) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(4)	Plan of Distribution pursuant to Rule 12b-1 dated September 2, 2005, as amended December 13, 2006 relating to Class C Shares — previously filed as exhibit (m)(5) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(5)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R1 Shares — previously filed as exhibit (m)(7) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(6)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R3 Shares — previously filed as exhibit (m)(9) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(7)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R4 Shares — previously filed as exhibit (m)(10) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(8)	Plan of Distribution pursuant to Rule 12b-1 dated June 30, 2006 as amended December 13, 2006 relating to Class R5 Shares — previously filed as exhibit (m)(11) to post-effective amendment no. 3, filed on December 15, 2006, accession number 0001010521-06-000969.

(m)(9)	Plan of Distribution pursuant to Rule 12b-1 dated December 4, 2007 relating to Class ADV Shares — previously filed as exhibit (m)(12) to post-effective amendment no. 8, filed on May 19, 2008, accession number 0000950135-08-003822.

(m)(10)	Plan of Distribution pursuant to Rule 12b-1 dated June 10, 2008 relating to Class T Shares — previously filed as exhibit (m)(13) to post-effective amendment no. 14, filed on December 15, 2008, accession number 0000950135-08-008163.

(m)(11)	Plan of Distribution pursuant to Rule 12b-1 dated December 6, 2011relating to Class R2 Shares — previously filed as exhibit (m)(11) to post-effective amendment no. 44, filed on February 24, 2012, accession number 0000950123-12-003092.

(n)	Multiple Class Plan pursuant to Rule 18f-3 as Amended and Restated December 6, 2011 — previously filed as exhibit (n) to post-effective amendment no. 44, filed on February 24, 2012, accession number 0000950123-12-003092.

(o)	Reserved.

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(p)(1)	Code of Ethics of the Registrant, John Hancock Investment Management Services, LLC, John Hancock Funds, LLC and John Hancock Distributors, LLC, dated January 1, 2008 revised January 1, 2010 — previously filed as exhibit (p)(1) to post-effective amendment no. 21 filed on February 23, 2010, accession number 0000950135-10-015685.

(p)(2)	Code of Ethics of Grantham, Mayo, Van Otterloo & Co. LLC, dated March 5, 2012 — previously filed as exhibit (p)(2) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-009573.

(p)(3)	Code of Ethics of Epoch Holding Corporation, dated September 2011 — previously filed as exhibit (p)(3) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-00957.

(p)(4)	Code of Ethics of John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (formerly MFC Global Investment Management (U.S.A.) Limited), dated as of February 22, 2012 — previously filed as exhibit (p)(4) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-00957.

(p)(5)	Code of Ethics of Rainier Investment Management Mutual Funds, revised as of August 21, 2009 — previously filed as exhibit (p)(6) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(p)(6)	Code of Ethics of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (formerly MFC Global Investment Management (U.S.) LLC), dated January 5, 2012 — previously filed as exhibit (p)(6) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-00957.

(p)(7)	Code of Ethics of Fiduciary Management Associates, LLC, revised March 7, 2012 — previously filed as exhibit (p)(7) to post-effective amendment no. 48, filed on June 27, 2012, accession number 0000950123-12-00957.

(p)(8)	Code of Ethics of Robeco Investment Management, Inc. 2010 — previously filed as exhibit (p)(9) to post-effective amendment no. 26, filed on June 25, 2010, accession number 0000950123-10-061105.

(q)(1)	Power of Attorney dated December 12, 2012 — FILED HEREWITH.

Item 29. Persons Controlled by or Under Common Control with the Fund.

John Hancock Investment Management Services, Inc. is the Advisor to the Registrant. The Advisor is a wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. A corporate organization list is set forth below.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2012

For External Use

Manulife Financial Corporation (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
The Manufacturers Life Insurance Company (Canada)
NAL Resources Management Limited (Canada)
Manulife Bank of Canada (Canada)
Manulife Canada Ltd. (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Holdings Limited (England)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia[1] (Indonesia)
PT Manulife Aset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
95.1%
99.9999%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
59.45%
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Life Insurance Company (Japan)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
36.19%
54.29%
John Hancock Investment Management Services, LLC[2] (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Indirect Control
Direct Control

[1] The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

[2] The remaining 4.76% equity of John Hancock Investment Management Services, LLC is held by John Hancock Retirement Plan Services LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

6

Item 30. Indemnification.

The Registrant’s Amended and Restated Agreement and Declaration of Trust dated August 12, 2005 and Distribution Agreement filed previously contain provisions limiting the liability, and providing for the indemnification, of the Trustees and officers under certain circumstances.

With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Registrant. With respect to the underwriter, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained furnished in writing by the underwriter to the Registrant for use in the Registration Statement.

Registrant’s Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering losses incurred by reason of negligent errors and omissions committed in their official capacities as such.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”) such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of the Investment Advisor.

See “Fund Details” in the Prospectuses and “Investment Advisory and Other Services” in the Statement of Additional Information for information regarding the business of the Advisor and each of the Subadvisors. For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor and each of the Subadvisors, reference is made to the respective Form ADV, as amended, filed under the Investment Advisers Act of 1940, each of which is incorporated herein by reference.

Item 32. Principal Underwriters.

(a) John Hancock Funds, LLC acts as principal underwriter for the Registrant and also serves as principal underwriter or distributor of shares for John Hancock Bond Trust, John Hancock California Tax-Free Income Fund, John Hancock Capital Series, John Hancock Current Interest, John Hancock Investment Trust, John Hancock Investment Trust II, John Hancock Investment Trust III, John Hancock Municipal Series Trust, John Hancock Series Trust, John Hancock Sovereign Bond Fund, John Hancock Strategic Series, John Hancock Tax-Exempt Series Fund and John Hancock Funds II.

(b) The following table presents certain information with respect to each director and officer of John Hancock Funds, LLC. The principal business address of each director and officer is 601 Congress Street, Boston, Massachusetts 02210.

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT

Hugh McHaffie	Director, Chairman	President

7

NAME	POSTIONS AND OFFICES WITH THE UNDERWRITER	POSITIONS AND OFFICES WITH THE REGISTRANT

Andrew G. Arnott	Director, President and Chief Executive Officer	Executive Vice President

Leo Zerilli	Director	Senior Vice President, Investments

John J. Danello	Senior Vice President	Vice President, Law

Thomas M. Kinzler	Secretary and Chief Legal Counsel	Secretary and Chief Legal Officer

Jeffrey H. Long	Chief Financial Officer	None

Jeff Duckworth	Senior Vice President	None

Michael Mahoney	Chief Compliance Officer	None

Steven Moore	Senior Vice President and Treasurer	None

Kris Ramdial	Vice President, Treasury	None

Beth Grindel	Assistant Vice President and Controller	None

Kelley A. Conway	Assistant Treasurer	None

Steven B. Sunnerberg	Assistant Secretary	None

Tracy K. Lannigan	Assistant Secretary	Assistant Secretary

(c) Not Applicable

Item 33. Location of Accounts and Records.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the possession and custody of the Registrant’s custodian State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111 and its transfer agent, John Hancock Signature Services, Inc., P. O. Box 55913, Boston, Massachusetts 02205-5913, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of John Hancock Investment Management Services, LLC (the “Advisor”), 601 Congress Street, Boston, Massachusetts, 02210. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisors are in the custody and possession of the Advisor and each of the respective Subadvisors to the Funds of the Registrant.

By Epoch Investment Partners, Inc., Inc., the subadvisor to John Hancock Global Shareholder Yield Fund, at its offices at 640 Fifth Avenue, 18th Floor, NY, New York 10019.

By Fiduciary Management Associates, LLC, the subadvisor to John Hancock Small Company Fund, at its offices at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603

By Grantham, Mayo, Van Otterloo & Co. LLC., the subadvisor to John Hancock International Core Fund and John Hancock International Growth Fund, at its offices at 345 Park Avenue, New York, New York 10154.

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC, the subadvisor to John Hancock International Value Equity Fund, John Hancock Leveraged Companies Fund, John Hancock Small Cap

8

Opportunities Fund and John Hancock Strategic Growth Fund, at its offices at 101 Huntington Avenue, Boston, Massachusetts 02199-7603.

By John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, the subadvisor to John Hancock International Allocation Portfolio and John Hancock Core High Yield Fund at its offices at 200 Bloor Street East, Toronto, Ontario, Canada M4W lE5.

By Rainier Investment Management, Inc., the subadvisor to John Hancock Rainier Growth Fund, at its offices at 601 Union Street, Suite 2801, Seattle, Washington 98101.

By Robeco Investment Management, Inc., the subadvisor to John Hancock Disciplined Value Fund and John Hancock Disciplined Value Mid Cap Fund, at its offices at 909 Third Avenue, New York, New York 10022.

Item 34. Management Services.

None.

Item 35. Undertakings.

None.

9

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 23rd day of April, 2013.

John Hancock Funds III

By: /s/ Hugh McHaffie

Name: Hugh McHaffie

Title: President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Hugh McHaffie	President	April 23, 2013
Hugh McHaffie	(Chief Executive Officer)

/s/ Charles A. Rizzo	Chief Financial Officer	April 23, 2013
Charles A. Rizzo	(Principal Financial Officer and Principal Accounting Officer)

/s/ Charles L. Bardelis *	Trustee	April 23, 2013
Charles L. Bardelis

/s/ James R. Boyle *	Trustee	April 23, 2013
James R. Boyle

/s/ Craig Bromley*	Trustee	April 23, 2013
Craig Bromley

/s/ Peter S. Burgess *	Trustee	April 23, 2013
Peter S. Burgess

/s/ William H. Cunningham *	Trustee	April 23, 2013
William H. Cunningham

/s/ Grace K. Fey *	Trustee	April 23, 2013
Grace K. Fey

/s/ Theron S. Hoffman *	Trustee	April 23, 2013
Theron S. Hoffman

/s/ Deborah C. Jackson*	Trustee	April 23, 2013
Deborah C. Jackson

/s/ Hassell H. McClellan *	Trustee	April 23, 2013
Hassell H. McClellan

/s/ James M. Oates *	Trustee	April 23, 2013
James M. Oates

Signature	Title	Date

/s/ Steven R. Pruchansky *	Trustee	April 23, 2013
Steven R. Pruchansky

/s/ Gregory A. Russo *	Trustee	April 23, 2013
Gregory A. Russo

/s/ Warren A. Thomson *	Trustee	April 23, 2013
Warren A. Thomson

*By: Power of Attorney
By: /s/ Andrew D. Wilkins Andrew D. Wilkins		April 23, 2013
Attorney-in-Fact
*Pursuant to Power of Attorney filed herewith

Exhibit Index

(d)(5)	Subadvisory Agreement dated March 27, 2013

(d)(16)	Subadvisory Agreement dated January 1, 2011

(h)(12)	Amended and Restated Expense Limitation Agreement and Voluntary Expense Limitation Notice dated March 20, 2013

(h)(13)	Rule 12b-1 Fee Waiver Letter Agreement dated March 20, 2013

(i)	Legal Opinion

(q)(1)	Power of Attorney dated December 12, 2012